PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           CALIFORNIA PRO SPORTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Gerald Raskin, Esquire
                               Seth Weiss, Esquire
              Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
                          1400 Glenarm Place, Suite 300
                             Denver, Colorado 80202
                               Tel: (303) 571-1400
                               Fax: (303) 595-3970
      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate Box:)

[ ]     No fee required.
[x]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
        (1)   Title of each class of  securities to which  transaction  applies:
              Common Stock, $.01 par value
        (2)   Aggregate  number  of  securities  to which  transaction  applies:
              19,000,000
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11: $0.83594. In accordance with Exchange Act Rule O-11(c)(1)(i), the fee has been calculated based on the average of the bid and asked price on September 16, 1998.
        (4)   Proposed maximum aggregate value of transaction: $15,882,860
        (5)   Total fee paid: $3,177

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           CALIFORNIA PRO SPORTS, INC.
                          1221-B South Batesville Road
                           Greer, South Carolina 29650
--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held on __________ __, 1998
--------------------------------------------------------------------------------
                                                               ________ __, 1998

TO THE STOCKHOLDERS OF CALIFORNIA PRO SPORTS, INC.:

         A Special Meeting of Stockholders of California Pro Sports, Inc., a Delaware corporation (the "Company"), will be held at ___________________________________________________, on __________ __, 1998 at
10:00 a.m. local time, to consider and take action on:


         1. A proposal to amend Paragraph Fourth of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.01 par value from 20,000,000 shares to 50,000,000 shares. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.)


         2. A proposal to amend Paragraph Fourth of the Certificate of Incorporation to cause a one-for-three reverse stock split of the Company's common stock, $.01 par value. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.)

         3. A proposal to ratify a proposed merger of a wholly-owned subsidiary of the Company with and into ImaginOn, Inc. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the meeting.)

         4. A proposal to amend Paragraph First of the Certificate of Incorporation to change the name of the Company from California Pro Sports, Inc. to ImaginOn, Inc. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.)

         5. The election of three directors to serve until the next meeting of stockholders and until their successors have been elected and qualified. (Passage of this proposal requires the affirmative vote of a plurality of the voting shares present in person or represented by proxy at the meeting.)

         6. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         The discussion of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

         Only holders of record of Common Stock at the close of business on ___________ __, 1998 will be entitled to notice of and to vote at this Special Meeting, or any postponements or adjournments thereof.

                                       By Order of the Board of Directors:

                                       Barry S. Hollander
                                       Acting President

         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY REVOKE SUCH PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER PROVIDED IN THE ACCOMPANYING PROXY STATEMENT.

                             YOUR VOTE IS IMPORTANT

                           CALIFORNIA PRO SPORTS, INC.
                          1221-B South Batesville Road
                           Greer, South Carolina 29650
________________________________________________________________________________

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _____ __, 1998
________________________________________________________________________________


                                                            ___________ __, 1998


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF CALIFORNIA PRO SPORTS, INC. (THE "COMPANY" OR "CAL PRO") TO BE USED AT A SPECIAL MEETING OF STOCKHOLDERS AT 10:00 A.M. (LOCAL TIME), ON _________ ___, 1998 AT
________________________________________________________________________________
___________________________________________.  THE PROXY AND PROXY STATEMENT WILL
BE  MAILED  TO  STOCKHOLDERS  ON OR ABOUT ________ __, 1998.

                           FORWARD-LOOKING STATEMENTS

         THIS PROXY STATEMENT MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 OR BY THE SECURITIES AND EXCHANGE COMMISSION IN ITS RULES, REGULATIONS AND RELEASES, WHICH REPRESENT THE COMPANY'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO, STATEMENTS THAT CONCERN OR RELATE TO THE COMPANY'S PROPOSED MERGER WITH IMAGINON AND HOW THE COMPLETION OF THE MERGER MAY AFFECT THE
COMPANY'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICES AND ANY OTHER FACTORS DISCUSSED IN THIS AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                      DOCUMENTS INCORPORATED BY REFERENCE

         THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREUNDER. DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, FROM CALIFORNIA PRO SPORTS, INC., 1221-B SOUTH BATESVILLE ROAD, GREER, SOUTH CAROLINA 29650,
ATTENTION: CHIEF FINANCIAL OFFICER, TELEPHONE (864) 848-5160. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY _______________ ___, 1998. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

         The following documents of the Company are incorporated by reference herein:

         1.  Annual report on Form 10-KSB for the year ended December 31, 1997;

         2. Quarterly report on Form 10-QSB for the quarter ended March 31, 1998;

         3. Quarterly report on Form 10-QSB for the quarter ended June 30, 1998;

         4.  Current report on Form 8-K dated February 23, 1998;

         5.  Current report on Form 8-K dated March 25, 1998;

         6.  Current report on Form 8-K dated June 25, 1998; and

         7. The description of California Pro Sports, Inc. Common Stock contained in its Registration Statement on Form 8-A (Commission File No. 0-25114) as filed with the Commission on November 13, 1994.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.


                        DOCUMENTS ACCOMPANYING THIS PROXY

         The  following   documents  of  the  Company  are  being  delivered  to
stockholders together with this Proxy Statement:

         1. Annual Report on Form 10-KSB/A for the year ended December 31, 1997; and

         2.  Quarterly  Report on Form  10-QSB/A for the quarter  ended June 30,
             1998.

             SUMMARY OF PROPOSAL NUMBER THREE - THE MERGER PROPOSAL

         THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THE SUMMARY IS NECESSARILY INCOMPLETE AND SELECTIVE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT, INCLUDING THE EXHIBITS HERETO AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. THE TERMS "CAL PRO" AND "IMAGINON" REFER RESPECTIVELY TO CALIFORNIA PRO SPORTS, INC. AND IMAGINON, INC., UNLESS THE CONTEXT OTHERWISE REQUIRES. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO IMAGINON HAS BEEN SUPPLIED BY IMAGINON AND THE INFORMATION WITH RESPECT TO CAL PRO HAS BEEN SUPPLIED BY CAL PRO.


         CERTAIN STATEMENTS IN THE SUMMARY AND ELSEWHERE IN THIS PROXY STATEMENT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CAL PRO OR IMAGINON TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. THE MATERIAL FACTORS KNOWN TO CAL PRO AND IMAGINON ARE GENERAL ECONOMIC AND BUSINESS CONDITIONS, COMPETITION WITH OTHER COMPANIES, GOVERNMENT ACTIONS AND INITIATIVES AND THE OTHER CHANGES AND FACTORS SET FORTH IN "RISK FACTORS."

         CAL PRO. In 1997, the Company had limited operating revenues in its in-line skate and snowboard businesses, and in September 1997, sold substantially all of the assets of its ice and street/roller hockey business. Also in 1997, due to continuing operating losses, management decided to restructure and deleverage the Company.

         In 1998, the Company had no operating revenues, but did realize income from sub-licensing agreements.

         Prior to the implementation of its plan to restructure and deleverage, Cal Pro imported and distributed products in three participant sports categories. In-line skates and related accessory products were marketed under the brand names California Pro(R) and Rolling Thunder(TM); since August 1, 1994, snowboards and snowboard accessory products were marketed under the Kemper(R) brand and from May 1996 to September 1, 1997, ice and street/roller hockey skates, sticks, related gear and accessories, as well as figure skates were marketed under the VICTORIAVILLE(TM), VIC(R), Hespeler(TM) and McMartin(R) brands. Cal Pro purchased most of its in-line skate and snowboard products from manufacturers in Taiwan, mainland China, Austria and Canada. Some of Cal Pro's accessory products were purchased from domestic suppliers. Approximately 70% of all hockey products sold were manufactured by Les Equipements Sportifs Davtec, Inc. and skates and related gear were purchased from foreign suppliers.

         Cal Pro sold its in-line skate products principally to major retail sporting goods chains in North America and to U.S. military exchanges worldwide, through independent sales representative groups, under an exclusive royalty free perpetual license. Snowboard products were sold to regional sporting goods chains and specialty shops through independent sales agencies in the U.S. and Canada and directly by Cal Pro to its foreign distributors. Hockey products were sold in North America through a network of independent sales representative groups to major retail sporting goods chains as well as smaller, specialized independent sporting goods shops. Internationally, hockey products were sold to and distributed by independent distributors located primarily in Germany, Switzerland, Italy, Austria, Czech Republic, Sweden, France, Finland and Brazil.

         Cal Pro's principal executive offices are located at 1221-B South Batesville Road, Greer, South Carolina 29650, and its telephone number at such address is (864) 848-5160.

         IMAGINON. ImaginOn is engaged in the business of designing, selling and manufacturing: (i) consumer software products for the rapidly growing "infotainment" and "edutainment" CD/DVD-ROM markets; and (ii) Internet software. ImaginOn's core proprietary technology, "Transformational Database Processing and Playback" ("TDPP"), is embodied in a set of twelve software tools. New products created with ImaginOn tools are characterized by seamless real-time access to video, audio, graphics, text, html and 3D objects from multiple remote or local databases. ImaginOn is packaging its tool set as a content management system. This package will be marketed as an enterprise-wide solution for delivering "Learning on Demand." Taking advantage of its own tool set to build innovative and unique products quickly and at low cost, ImaginOn is producing a series of interactive travelogues for distribution on CD and DVD. ImaginOn's first general-purpose software application, "WebZinger(TM)," is an automated productivity tool that searches the Web, then formats its results into a graphic PowerPoint(TM)-like slideshow. WebZinger substantially increases the efficiency of Web and intranet searches for both new and sophisticated users alike.

         ImaginOn's principal executive offices are located at 1313 Laurel Street, Suite #1, San Carlos, California 94070 and its telephone number at such address is (650) 596-9300.


         SPECIAL MEETINGS OF STOCKHOLDERS. This Proxy Statement relates to a Special Meeting of Stockholders of Cal Pro (the "Meeting"). At the Meeting, the stockholders of Cal Pro will consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated as of January 30, 1998 (the "Merger Agreement"), among Cal Pro, ImaginOn Acquisition Corp. (the "Merger Subsidiary") and ImaginOn pursuant to which the Merger Subsidiary would be merged with and into ImaginOn (the "Merger"), and, as a result, ImaginOn will become a wholly owned subsidiary of Cal Pro. At the Meeting, the stockholders of Cal Pro will be asked to consider and vote upon (i) a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Cal Pro Common Stock from 20,000,000 shares to 50,000,000 shares (the "Shares Proposal"), (ii) a proposal to amend the Certificate of Incorporation to cause a one-for-three reverse stock split of the Cal Pro's Common Stock (the "Split Proposal"), (iii) a proposal to ratify the Merger (the "Merger Proposal"), (iv) a proposal to amend the Certificate of Incorporation to change the name of Cal Pro (the "Name Proposal") and (v) the election of directors.


         The Meeting will be held on ______ __, 1998, at 10:00 a.m., local time at __________________________. The record date for stockholders of Cal Pro entitled to notice of and to vote at the Meeting is as of the close of business on _______ __, 1998. Voting rights for Cal Pro are vested in the holders of the Cal Pro Common Stock, with each share of Cal Pro Common Stock entitled to one vote on each matter coming before the stockholders. As of the record date, there were _______________ shares of Cal Pro Common Stock outstanding, held by _____ holders of record.

VOTES REQUIRED

         The affirmative vote of a majority of the outstanding shares entitled to vote will be required for the approval of the Shares Proposal, the Split Proposal and the Name Proposal. The affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Meeting will be required for the approval of the Merger Proposal. The affirmative vote of a plurality of the voting shares present in person or represented by proxy at the Meeting will be required for the election of directors.

THE MERGER


         CONVERSION OF IMAGINON SECURITIES. Upon consummation of the transactions contemplated by the Merger Agreement, (a) the Merger Subsidiary will be merged with and into ImaginOn and (b) all of the outstanding shares of ImaginOn Common Stock Will be converted into the right to receive the equivalent of 60% of the post-Merger issued and outstanding Common Stock of Cal Pro subject to certain adjustments. No fractional shares of Cal Pro Common Stock will be issued in connection with the Merger. All fractional shares of Cal Pro Common Stock to which a holder of ImaginOn Shares immediately prior to the Effective Time would otherwise be entitled at the Effective Time will be aggregated. If a fractional share results from such aggregation, the ImaginOn shareholder will be entitled to receive from Cal Pro an amount in cash equal to the Average Price multiplied by the fraction of a share of Cal Pro Common Stock which the ImaginOn shareholder would otherwise have received. Except for such payment, no ImaginOn shareholder will be entitled to any dividends or other distributions or other rights of shareholders with respect to any fractional interest.


         Cal Pro's Reasons for the Merger and Recommendation of Cal Pro Board of Directors. In reaching its determination to recommend the Merger, the Board consulted with Cal Pro's management and its financial and legal advisors. See "The Merger -- Reasons for the Merger" regarding the factors that the Cal Pro Board considered in reaching its decision. The Cal Pro Board has determined that the terms of the Merger Agreement, which were established through arms' length bargaining with ImaginOn, are fair to, and in the best interests of Cal Pro and its stockholders. ACCORDINGLY, THE CAL PRO BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE CAL PRO STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

         POST MERGER OWNERSHIP PERCENTAGES. Post-Merger current Cal Pro stockholders will hold approximately 40% of the then issued and outstanding Cal Pro Common Stock and ImaginOn shareholders will hold approximately 60% of the then issued and outstanding Cal Pro Common Stock.


         OPINIONS OF FINANCIAL ADVISOR. On September 15, 1998, Business Valuation Services ("BVS") delivered its written opinion to Cal Pro's Board of Directors to the effect that, as of the date of the opinion, based on various considerations and assumptions, the Merger was fair from a financial point of view to the holders of Cal Pro Common Stock.

         Copies of the full text of the written opinion of BVS, which sets forth the assumptions made, procedures followed, matters considered and limits of their respective reviews, is attached to this Proxy Statement as Exhibit 4, and should be read carefully in its entirety. See "The Merger--Opinions of Cal Pro's Financial Advisor."


         INTERESTS OF CERTAIN PERSONS IN THE MERGER. In considering the recommendation of the Board of Directors of Cal Pro with respect to the Merger Agreement and the transactions contemplated thereby, stockholders of Cal Pro should be aware that a certain director of Cal Pro and certain directors of ImaginOn have certain interests in the Merger that are in addition to the interests of the stockholders of Cal Pro and ImaginOn generally. Specifically, after giving effect to the Merger, Henry Fong, a director of Cal Pro, will beneficially own approximately 11.7% of the then issued and outstanding shares of Cal Pro. Further, the directors of ImaginOn, David M. Schwartz, Leonard W. Kain and Mary E. Finn will be proposed to be elected as directors of the Company for a term of one year and until the election and qualification of their successors. See "The Merger--Interests of Certain Persons in the Merger."


         MANAGEMENT AND OPERATIONS AFTER THE MERGER. Following the consummation of the Merger, ImaginOn will be a wholly owned subsidiary of Cal Pro. Although no concrete plan has been written, it is planned that the respective skills and expertise of Cal Pro and of ImaginOn will be interchanged so that each company will benefit from the experience and knowledge of the other.

         CONDITIONS  OF  THE  MERGER.   In  addition  to   ratification  by  the
stockholders  of  Cal  Pro,  consummation  of  the  Merger  is  subject  to  the satisfaction or waiver of a number of conditions. Substantially all of the conditions to the Merger may be waived, in whole or in part, by the parties for whose benefit they have been created, without the approval of the Cal Pro stockholders. In addition, the Merger may be abandoned under certain circumstances, and such abandonment will not require shareholder approval. See "The Merger--Conditions to the Merger," and"-Termination of the Merger Agreement."

         EFFECTIVE TIME OF THE MERGER. It is contemplated that the Merger will be consummated as soon as practicable after the Meeting. The Merger will be effective upon the filing of Articles of Merger with the Secretary of state of California (the "Effective Time").

         EXCHANGE OF CERTIFICATES REPRESENTING IMAGINON SHARES. As soon as practicable after the Effective Time, instructions and a letter of transmittal will be furnished to all ImaginOn shareholders for use in exchanging their stock certificates for certificates evidencing the shares of Cal Pro Common Stock they will be entitled to receive as a result of the Merger. Shareholders of ImaginOn should not submit their stock certificates for exchange until such instructions and letter of transmittal are received. See "The Merger--Exchange of Certificates Representing ImaginOn Shares," and "--Shareholders of ImaginOn Should Not Submit Their Stock Certificates for Exchange Until the Instructions and Letter of Transmittal are Received."

         APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS. The stockholders of Cal Pro do not have appraisal rights or dissenters' rights with respect to the Merger, the shareholders of ImaginOn have such rights. See "Comparative Rights of Cal Pro Stockholders and ImaginOn Shareholders."


         FEDERAL INCOME TAX CONSEQUENCES. For federal income tax consequences, the Merger is intended to be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by ImaginOn or the ImaginOn shareholders in exchange of their ImaginOn Common Stock for the Cal Pro Common Stock (except with respect to cash received in lieu of a fractional interest in Cal Pro Common Stock). Additionally, there will be no federal income tax consequences to the stockholders of Cal Pro. Neither Cal Pro nor ImaginOn has requested nor will they receive an advance ruling from the Internal Revenue Service as to the tax consequences of the Merger. All stockholders should read carefully the discussion in "The Merger--Certain Federal Income Tax Consequences" and other sections of this Proxy Statement. They are urged to consult their own tax advisors as to the specific consequences to them of the Merger under federal, state, local and any other applicable tax laws. See "The Merger--Federal Income Tax Consequences."


         ACCOUNTING  TREATMENT.  The parties intend that the Merger qualify as a
purchase  for   accounting   and   financial   reporting   purposes.   See  "The
Merger--Accounting Treatment."


         TERMINATION. The Merger Agreement may be terminated and the Merger abandoned, at any time prior to the Effective Time, whether before or after the approval by the Cal Pro (at the Meeting) and ImaginOn stockholders (at a separate meeting of its shareholders called for that purpose), (i) by the mutual consent of Cal Pro and Imaginon; (ii) by either Cal Pro or ImaginOn if all conditions to that party's obligation to consummate the Merger have not been satisfied or waived by August 31, 1998, unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by it; (iii) by either Cal Pro or ImaginOn if the consummation of the Merger would violate any nonappealable final order, decree or judgment of any court or governmental body or agency having competent jurisdiction; or (iv) by Cal Pro or ImaginOn if the Board for either reasonably determines that the respective schedules of the other are not acceptable. See "The Merger--Termination of Merger Agreement."


         COMPARISON OF RIGHTS OF CAL PRO STOCKHOLDERS AND IMAGINON SHAREHOLDERS. Cal Pro is incorporated under the laws of the State of Delaware and ImaginOn is incorporated under the laws of the State of California. Shareholders of ImaginOn will, upon consummation of the Merger and to the extent they receive shares of Cal Pro Common Stock, become stockholders of Cal Pro and their rights as such will be governed by Delaware law and Cal Pro's Certificate of Incorporation and Bylaws. See "Comparative Rights of Cal Pro Stockholders and ImaginOn Shareholders."

GLOSSARY

         "BROWSER" - Short for Web Browser; it's the tool (program) that allows a user to surf the web.

         "BUFFER" - A storage area for a finite amount of data in a computer system or digital transmission system.

         "CD-ROM" - Compact Disc - Read Only Memory. A CD-ROM is any compact disc which contains computer data. These discs can store large amounts of data. If there is a large amount of data on a CD-ROM, then it is usually impractical to copy the data to the HARD DISK, in this case, you must insert the disc whenever you want to use the data. The ROM simply means that you can not save information onto these discs. CD-Rom may also refer to the drive used to read these discs.

         "COMPILER" - A software program that processes a structured set of data and creates another data set. If the data is a computer program written in a human-readable language, the output will usually be a set of instructions that can be executed by a computer to perform the tasks the programmer intended.


         "DVD" - Digital video disc or digital versatile disc. DVD ROM is similar to a large capacity CD ROM. DVD movies are DVD discs containing digitalized hollywood movies. DVD RAM (Randon Access Memory) is recordable DVD media, like CDR (CD Recordable) and CDRW (CD Read/Write discs).


         "E-MAIL" - E-mail stands for electronic mail. Most networks support some form of e-mail. E-mail allows a user to send text (such as a letter) to another person on another computer.

         "ELECTRONIC-MAIL" - This tool is usually provided by an internet service provider. It allows a user to send and receive mail (messages) over the Internet.

         "HTML" - Hypertext Mark-Up Language. HTML is not really a programming language, but a way to format text by placing marks around the text. For example, HTML allows a user to make a word bold or underline it. HTML is the foundation for most web pages.

         "HYPERLINK" - A data object, such as text or an image, that has a dual purpose. The first purpose is to convey information in the form of text or a picture. The second purpose is to connect the user to another data object, that may be somewhere else entirely separate from the text or image presented. For example, on an Internet Web page, the word "Poodle" within a text about dogs might serve to connect the user to another web page specifically about poodles, when the user clicks their mouse button while their cursor is on the word "Poodle."

         "HYPERTEXT" - Text on a web page that links the user to another web page. The hypertext, or links will usually be different color than the other text on the page and is usually underlined.

         "I/O" - Input/Output. The place where data enters or leaves a computer system or digital transmission system.

         "INTERNET" - Originally called ARPANET after the Advanced Research Projects Agency of the U.S. Department of Defense. This electronic network connects the hosts together so that a user may go from one Web Page to another efficiently. The electronic connection began as a government experiment in 1969 with four computers connected together over phone lines. By 1972, universities also had access to what was by then called the Internet.

         "KEYWORD" - A word a user might use to search for a web site.

         "LATENCY" - The time it takes for a computer or transmission system to respond to the user's input.

         "LINK" - A link will transport a user from one Internet site to another with just a click of the mouse. Links can be text or graphic and are recognizable once the user knows what to look for. Text links usually will be underlined and often a different color than the rest of the text on the screen. A graphic link usually has a frame around it.

         "LOSSLESS" - A digital process that preserves information. For example, the process that digitizes financial data for transmission over computer networks is lossless, so the numbers do not change between sender and receiver.

         "LOSSY" - A digital process that looses information. For example, the process that digitizes voice for long distance telephone calls is lossy, so the quality of the audio is less than perfect.

         "NET" - Short for Internet.

         "NETWORK" - A multi-dimensional set of items and the connections between them.

         "NODE" - The point within a network where an item resides, or a connection is made to an item in the network.

         "OBJECT" - A self-contained item of information that has predefined attributes and behaviors. Objects are used by computer programs to store data and represent data. Examples of objects are a digital image, a text page, a display window.

         "ONLINE" - Having access to the Internet.

         "REAL-TIME" - To view or hear something in real-time means to see or hear it immediately and without any slowdowns. Real-time audio on the Internet, for example, means the user does not have to wait an entire audio file to download, but can (almost) immediately start listening to the audio as it is coming to them.

         "SITE" - A place on the Internet. Every web page has a location where it resides which is called it's site. Every site has an address usually beginning with "http://."

         "STREAM" - Digital data that is transmitted or delivered as a continuous flow of information within a channel. The stream may or may not have a fixed duration. Examples of streams are digitized audio and digitized video.

         "SURFING" - The process of "looking around" the Internet.

         "URL" - Uniform Resource Locator.  The address of an Internet site.

         "WWW" - An acronym for the World Wide Web.

         "WEB" - Short for the World Wide Web.

         "WEB BROWSER" - The tool (program) that allows one to surf the World Wide Web.

         "WEB PAGE" - Every time a user is on the Internet, they are looking at a web page.

         "WORLD WIDE WEB" - A full-color, multimedia database of information on the Internet. Like the name implies the World Wide Web is a universal mass of web pages connected together through links. Theoretically, if a user clicks on every link on every web page you would eventually visit every corner of the world without ever leaving their computer chair.


                                  RISK FACTORS


         In evaluating the Company and ImaginOn, readers of this Proxy Statement should carefully consider the following special considerations affecting the Company and ImaginOn, their businesses, markets, operations and competitive environments. Any one or a combination of these considerations may have a material adverse effect on the Company and/or ImaginOn and their operations and management's beliefs or predictions about future performance.

                                     CAL PRO

         LIMITED OPERATIONS. The Company has limited business operations. The Company is currently receiving income from sub-licenses it has entered into regarding the use of the Kemper name and trademark for which it has a license. The Company also licenses the California Pro name and trademark and is pursuing entering into sub- licenses. The Company has received no commitment from any party for such sub-license and there can be no assurance that a sub-license will be entered into.

         NO INVENTORIES. The Company has liquidated its remaining inventory and, therefore, it does not maintain, nor does it intend to accumulate, an inventory of in-line skate, snowboard or hockey products.

         WORKING CAPITAL SHORTAGES AND LOSSES. Recently, the Company has generated significant operating losses and has failed to generate positive cash flow. As a result, the Company has, and continue to experience, shortages of working capital to fund day to day operations.

         The shortages of working capital and insufficient cash flow have, from time to time, prevented the Company from making prompt payment of current obligations. As a result, the Company is subject to claims for collection of past due amounts and are past due on certain of its debt obligations.

         LIMITED CAPITALIZATION. The Company has only limited financing available to it and is dependent on significant additional financing being available to continue as a going concern. There can be no assurance that such financing will be available when needed, or that, if available, it will be on satisfactory terms.

         EFFECTS OF DELISTING FROM NASDAQ SMALLCAP MARKET; LACK OF LIQUIDITY OF LOW PRICED STOCKS. If the Company fails to maintain the qualification for its Common Stock to trade on the Nasdaq SmallCap Market, its securities would be delisted from the Nasdaq SmallCap Market. Factors giving rise to such delisting could include, but not be limited to, a reduction of the Company's assets to below $1,000,000, stockholder's equity being reduced to below $2,000,000, a minimum bid price being less than $1.00 per share, a reduction to one active market maker or a reduction in the value of the Company's publicly held securities to less than $250,000. In such event, trading, if any, in Cal Pro Common Stock would thereafter be conducted in the over-the-counter markets in the so-called "pink sheets" or the National Association of Securities Dealer's "Electronic Bulletin Board." Consequently, the liquidity of the Cal Pro's Common Stock would like be impaired, not only in the number of shares which could be bought and sold, but also through delays in the timing of the transactions, reduction in security analysts' and the news media's coverage if any, of the Company, and lower prices for the Company's securities than might otherwise prevail. If the Company's common stock were to be delisted from the Nasdaq
SmallCap  Market,  it would  become  subject to Rule 15g-9 under the  Securities

Exchange Act of 1934, as amended, (the "Penny Stock Rules"), which imposes additional sales practice requirements on broker-dealers which sell such common stock to persons other than established customers and certain institutional investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchasers and have received the purchaser's written consent to the transaction prior to sale. Consequently, the Penny Stock Rules may adversely affect the ability of broker-dealers to sell the Company's common stock and may adversely affect the ability of ImaginOn's shareholders to sell any of the share of Cal Pro Common Stock in the secondary market.

         SUBSTANTIAL DILUTION TO CURRENT SHAREHOLDERS. If the Merger is consummated, there will be immediate and substantial dilution to current Cal Pro shareholders in that the net tangible book value per share of the Common Stock after the Merger will be substantially less than it was immediately prior to the Merger.

         INTEGRATION OF IMAGINON OPERATIONS. The merger of Merger Subsidiary with and into ImaginOn will significantly alter the Company's line of business to include computer software manufacturing, production and other related activities. There can be no assurance that the Company can realize the expected benefits of the merger. The integration of ImaginOn into the Company will required the dedication of management resources which may temporarily detract from attention to the day-to-day business of the Company.

                                    IMAGINON

         DEVELOPMENT STAGE COMPANY; LACK OF OPERATING HISTORY. ImaginOn was incorporated in March 1996 and has generated minimal revenues. Accordingly, the Company has a limited operating history upon which an evaluation of ImaginOn can be based, and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet and interactive media products and services. Specifically, such risks include, without limitation, the failure to continue to develop products using the TDPP technology, the rejection of ImaginOn's services by web consumers and the inability of ImaginOn to increase sales of WebZinger. Since its inception, ImaginOn has been engaged primarily in product development activities. ImaginOn's initial product was introduced in July 1997 as shareware and has not yet been marketed. As a result, ImaginOn has no relevant operating history upon which an evaluation of its performance and prospects can be made. ImaginOn will be subject to all of the risks, uncertainties, expenses, delays, problems and difficulties typically encountered in the establishment of a new business and the development and commercialization of new products. Although ImaginOn's founders have experience in developing and commercializing new products based on innovative technologies, there can be no assurance that unanticipated expenses, problems or technical difficulties will not occur which would result in material delays in product commercialization or that ImaginOn's efforts will result in successful product commercialization.

         NEED FOR ADDITIONAL CAPITAL; UNCERTAINTY OF CONTINUED FINANCING. In the future, ImaginOn will require additional financial resources to fund its new product development and growth. Although ImaginOn is actively exploring options for funding, ImaginOn has received no commitment from any person our source for that financing, and there can be no assurance that adequate financing will be available on reasonable terms. The failure to acquire additional funding when required would have a material adverse effect on ImaginOn's business prospects.

         UNPROVEN ACCEPTANCE OF IMAGINON'S PRODUCTS. ImaginOn is a development stage company and its earnings growth depends primarily upon market acceptance of its software products, including ImaginOn's WebZinger. The commercial version of this product was completed in April 1998 and ImaginOn is concluding its marketing and distribution plan. There can be no assurance that ImaginOn's products will be successfully marketed or will achieve customer acceptance.

         DEPENDENCE ON NEW PRODUCTS AND PRODUCT ENHANCEMENT INTRODUCTIONS; PRODUCT DELAYS. ImaginOn's success in the software development business depends on, among other things, the timely introduction of successful new products or enhancements of existing products to replace declining revenues from products at the latter stage of a product cycle. Consumer preferences for software products are difficult to predict, and few consumer software products achieve sustained market acceptance. If revenue from new products or enhancements do not replace declining revenues from existing products, ImaginOn's business, operating results and financial condition could be materially adversely affected. The process of developing software products such as those offered by ImaginOn is extremely complex and is expected to become more complex. A significant delay in the introduction of one or more new products or enhancements could have a material adverse effect on the ultimate success of such products and on ImaginOn's business, operating results and financial condition.

         DEVELOPING MARKET; NEW ENTRANTS. The market for Internet products and CD-ROM computer software is rapidly evolving and is characterized by an increasing number of market entrants who have introduced or developed products and services. Although ImaginOn currently believes that the diverse segments of the Internet market will provide opportunities for more than one supplier of products and services similar to those of ImaginOn, it is possible that a single supplier may dominate one or more market segment. In addition, because the market for CD-ROM computer software is rapidly changing, there can be no assurance that market acceptance of the Company's products will be achieved.

         COMPETITION. ImaginOn competes with many other providers of online navigation and interactive media information. Many companies offer competitive products or services addressing Web navigation services and infotainment software products. The markets that ImaginOn intends to enter for its WebZinger product are characterized by intense competition and an increasing number of new market entrants who have developed or are developing potentially competitive products from companies that are larger and better capitalized than the Company and that have expertise and established brand recognition in these markets. Because the infotainment software market segment is still emerging and the cost barriers to entry into this segment are relatively low, ImaginOn's competitors range from small companies with limited resources to large, more established producers of infotainment software. The Company will face competition from numerous sources, online and Internet service providers and others with the technical capabilities and expertise which would encourage them to develop and commercialize competitive products and services. Certain of such competitors have substantially greater financial, technical, marketing, distribution, personnel and other resources that ImaginOn. Increased competition, resulting from, among other things, the timing of competitive product releases and the similarity of such products to those of ImaginOn, may result in significant price competition, reduced profit margins, a reduction in sell-through of the Company's products at retail stores or on the Internet, any of which could have a material adverse effect on ImaginOn's business, operating results or financial condition. In addition, ImaginOn believes that large software companies, media companies and film studios are increasing their focus on the interactive entertainment and infotainment sectors of the software market and, as a result of their financial and other resources, name recognition, customer base and licensed rights, are significant competitors in the software industry. Current and future competitors with greater financial resources than the Company may be able to carry larger inventories, undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make higher offers or guarantees to software developers and co-development partners than ImaginOn. There can be no assurance that ImaginOn will have the resources required to respond effectively to the market or technological changes or to compete successfully with current or future competitors or that competitive pressures faced by ImaginOn will not materially and adversely affect ImaginOn's business, operating results or financial condition.


         LAWS AND REGULATIONS GOVERNING THE INTERNET. ImaginOn is not currently subject to direct regulation by any government agency in the United States, other than regulations applicable to conduct businesses generally, and there are currently few laws or regulations directly applicable to access to or commerce on the Internet. Due to the increasing popularity and use of the Internet, it is possible that laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services. Such laws or regulations could also limit the growth of the Internet, which could in turn decrease the demand for ImaginOn's proposed products and services and increase ImaginOn's cost of doing business. Inasmuch as the applicability to the Internet of the existing laws governing issues such as property ownership, libel and personal privacy is uncertain, any such new legislation or regulation or the application of existing laws and regulations to the Internet could have an adverse effect on ImaginOn's business and prospects.


         DEPENDENCE ON MANAGEMENT. The success of ImaginOn will be dependent largely upon the personal efforts of its President and Chief Executive Officer, David M. Schwartz, and its Vice President, Engineering, Leonard W. Kain. The loss of the services of either individual could have a material adverse effect on ImaginOn's business and prospects. ImaginOn has not obtained "key-person" life insurance on Messrs. Schwartz and Kain. The success of ImaginOn is also dependent upon its ability to hire and retain additional qualified management, marketing, technical, financial and other personnel. Competition for qualified personnel is intense and there can be no assurance that ImaginOn will be able to hire or retain qualified personnel. Any inability to attract and retain qualified management and other personnel could have a material adverse effect on ImaginOn.


         IMPORTANT THIRD PARTY ARRANGEMENTS. ImaginOn has entered into certain agreements and informal relationships with other software and computer companies whereby the companies will use ImaginOn's products in their respective businesses. ImaginOn believes these arrangements are important to the promotion of ImaginOn's products and the public recognition of ImaginOn's name. These arrangements typically are not exclusive, and may be terminable upon little or no notice. Any such event could have a material adverse effect on ImaginOn's business, results of operations and financial condition.

         PROTECTION OF PROPRIETARY RIGHTS. ImaginOn's success and ability to compete is dependent in part on its proprietary technology. ImaginOn regards its technology as proprietary and relies primarily on a combination of U.S. patents, trademarks, copyrights, trade secret laws, third-party non-disclosure agreements and other methods to protects its proprietary rights. The technology in which ImaginOn has proprietary rights is embodied in its software. ImaginOn owns the GameFilm tools and know-how and has obtained a license for the GameFilm technology from JT Storage, Inc., successor to Atari, Inc. Currently, ImaginOn has a patent application pending for its "TDPP" technology. Effective trademark, patent, copyright and trade secret protection may not be available in every country in which ImaginOn's products and media properties will be distributed or made available through the Internet. There can be no assurance that the steps taken by ImaginOn to protect its proprietary rights will be adequate or that third parties will not infringe or misappropriate ImaginOn's copyrights, trademarks, and similar proprietary rights.


         LIABILITY FOR INFORMATION SERVICES. Because materials may be downloaded by the online or Internet services operated or facilitated by ImaginOn and may be subsequently distributed to others, there is a potential that claims will be made against ImaginOn for defamation, negligence, copyright or trademark infringement, personal injury or other theories based on the nature and content of such materials. Such claims have been brought, and sometimes successfully pressed, against online service providers in the past. Although ImaginOn carries general liability insurance, ImaginOn's insurance may not cover potential claims of this type or may not be adequate to indemnify ImaginOn for all liability that may be imposed. Any imposition of liability or legal defense expenses are not covered by insurance or in excess of insurance coverage could have a material adverse effect on ImaginOn's business, operating results and financial condition.


                              REVOCABILITY OF PROXY

         If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the stockholder. The Proxy may be revoked by the stockholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                                  SOLICITATION

         The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, $.01 par value (the "Common Stock") at the close of business on _______ __, 1998 (the "Record Date") will be entitled to vote on all matters. On the Record Date the Company had outstanding _________ shares of Common Stock. The holders of all shares of Common Stock are entitled to one vote per share. The Common Stock is the only class of voting securities outstanding. One-third of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any stockholders' meeting. Passage of Proposals Number One, Number Two, Number Four require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Passage of Proposal Number Three requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Meeting. Election of the directors nominated in Proposal Number Five requires the affirmative vote of a plurality of the voting shares present in person or represented by proxy at the Meeting. Abstentions on a proposal will be counted as votes against that proposal. Broker non-votes will not be counted as shares represented at the Meeting.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         Set forth below is certain information as of July 31, 1998, with respect to ownership of the Company's Common Stock held of record or beneficially by (i) the Company's executive officers named in the summary compensation table, (ii) each director of the Company, (iii) each person who owns beneficially more than five percent of the Company's outstanding Common Stock; and (iv) all directors and executive officers as a group:


                                                 Number of   Percentage Owned of
Name and Address                                  Common           Common
of Beneficial Owner                            Shares Owned        Shares
-------------------                            ------------  -------------------
Henry Fong (Director)                            974,158 (1)        8.3
2401 PGA Blvd., Suite 280F
Palm Beach Gardens, FL 33410

Michael S. Casazza                               450,690 (2)        3.9
906 Thornblade Drive
Greer, South Carolina 29650
(Resigned as a Director and Officer effective as of September 15, 1997)

Resource Preservation, LLC (3)                   617,260            5.4
c/o Fred LeBaron
Ross & Hardies
150 N. Michigan Ave., Suite 2500
Chicago, IL 60601

CLB Investment Corp. (4)                         754,820            6.6
c/o Dave Schaper
11 Oxford Drive
Lincolnshire, IL 60069

Barry S. Hollander (Officer)                      97,300            0.8
1221-B South Batesville Road
Greer, South Carolina 29650

Brian C. Simpson (Director)                       10,000             --
15 Langhams Way
Wargrave, Berkshire
RG 10 8AX U.K

Hung-Chang Yang (Director)                        10,000             --
First Floor, No. 16
Lane 238
Taipei, Taiwan

USA Skate Corporation (5)(6)                   1,060,412            9.2
1221-B South Batesville Road
Greer, SC 29650

Liberty Capital Group, Inc.                    1,100,000 (7)        9.6
c/o J. Allen Greig
814 Lakeway Drive, Ste. 262
Bellingham, WA 98226

All directors and executive                    1,091,458 (1)        9.3
officers as a group (4 persons)
----------

(1) Includes warrants currently exercisable to acquire 221,400 shares of Common Stock and 148,636 shares of Common Stock owned by a charitable trust of which Mr. Fong and his spouse are trustees.

(2) Includes warrants currently exercisable to acquire 201,400 shares of Common Stock.

(3)        Fred   LeBaron   controls  the  voting  of  the  shares  of  Resource
           Preservation, LLC.

(4) Dave Schaper, president of CLB Investment Corp., controls the voting of shares of this entity.

(5)        Cal Pro controls the voting of the shares of USA Skate Corporation.

(6) As long as Cal Pro owns a majority of the shares of USA Skate Corporation ("USA Skate") entitled to vote in the election of directors of USA Skate, the shares of Cal Pro held by USA Skate shall neither be entitled to vote nor be counted for quorum purposes.

(7) Includes options currently exercisable to acquire 1,000,000 shares of Common Stock. J. Allen Greig controls the voting of the shares of Liberty Capital Group, Inc.


           No change in control of the Company has occurred since the beginning of the last calendar year.

           The Company has executed an Agreement and Plan of Merger with ImaginOn, Inc. ("ImaginOn"), pursuant to which Imaginon Acquisition Corp., a wholly-owned subsidiary of the Company (the "Merger Subsidiary"), will merge with and into ImaginOn (the "Merger"). The Merger, which is subject to stockholder approval, is discussed in greater detail in Proposal Three. If the Merger is approved, it will result in a change in control of the Company.

                       INFORMATION RELATING TO THE COMPANY
                       -----------------------------------

           The following discussion pertains to the business operations for in-line skates, snowboards and hockey for the fiscal year ended December 31, 1997. If the Merger is approved, as more fully discussed in Proposal Three, the Company's line of business will be in the internet and computer related industry.

           GENERAL


           During 1997, the Company had limited operating revenues in its in-line skate and snowboard businesses, and in September 1997, sold substantially all of the assets of its ice and street/roller hockey business ("Hockey"). In 1998, the Company had no operating revenues, but did realize income from sub-licensing agreements.


           The Company imported and distributed products in three participant sports categories. In-line skates and related accessory products were marketed under the brand names California Pro(R) and Rolling Thunder(TM); since August 1, 1994, snowboards and snowboard accessory products were marketed under the Kemper(R) brand and from May 1996 to September 1, 1997, ice and street/roller hockey skates, sticks, related gear and accessories, as well as figure skates were marketed under the VICTORIAVILLE(TM), VIC(R), Hespeler(TM) and McMartin(R) brands. The Company purchased most of its in-line skate and snowboard products from manufacturers in Taiwan, mainland China, Austria and Canada. Some of the Company's accessory products were purchased from domestic suppliers.
Approximately 70% of all hockey products sold were manufactured by Les Equipements Sportifs Davtec, Inc. ("Davtec") and skates and related gear were purchased from foreign suppliers.

           The Company sold its in-line skate products principally to major retail sporting goods chains in North America and to U.S. military exchanges worldwide, through independent sales representative groups, under an exclusive royalty free perpetual license. Snowboard products were sold to regional sporting goods chains and specialty shops through independent sales agencies in the U.S. and Canada and directly by the Company to its foreign distributors. Hockey products were sold in North America through a network of independent sales representative groups to major retail sporting goods chains as well as smaller, specialized independent sporting goods shops. Internationally, hockey products were sold to and distributed by independent distributors located primarily in germany, Switzerland, Italy, Austria, Czech Republic, Sweden, France, Finland and Brazil.

           In 1997, due to continuing operating losses, management decided to restructure and deleverage the Company. In connection with these plans, the
Company:


                   (a) Ceased distribution of products covered under the California Pro and Kemper licenses, thereby eliminating most of the operating and overhead expenses associated with its sporting goods business and began to concentrate on sub- licensing the Company's trademark rights. In the second quarter of 1997, the Company began liquidating remaining in-line skate, snowboard and accessories inventories.


                   (b) Completed the sale of substantially all of the operating assets of USA Skate Corporation ("USA Skate") and Davtec. The proceeds of the sale of the Company's hockey business were substantially utilized to pay secured cross-collaterized revolving lines of credit, purchase the remainder of the trademarks from the previous owner, and partially reduce notes payable of Skate Corporation ("Skate Corp.").

                   (c) Entered into two sub-license agreements regarding the use of the Kemper name. The Company will rely on the expertise of their sub-licensees to develop, import or manufacture, and market and distribute within their licensed product categories and territories. One of the Kemper sub-licensees, a major west coast sporting goods retailer, designs, imports and sells directly to consumers a line of snowboard apparel. The other Kemper sub-licensee is one of the leading manufacturers and marketers of snowboards and related products such as bindings, boots and other accessories. Each of the Kemper sub-licensees offer a full line of products at various price points within their respective product categories. The Company is seeking sub-licensees for the California Pro brand, not only for in-line skates but for other sporting goods categories such as snowboards and water skis.

                   (d) Commenced a search for a merger candidate. As a result of its search, on October 2, 1997, the Company signed a letter of intent to merge with ImaginOn, Inc. ("ImaginOn"), a privately held company, and on January 30, 1998, the Company signed an agreement and plan of merger with ImaginOn.

                   (e) Began investigating other options, including the sale of subsidiaries and potential private offerings.

         PRODUCTS

         The Company, through September 1997, had five major hockey product categories consisting of (1) hockey sticks; (2) hockey protective gear; (3) figure and ice hockey skates; (4) hockey bags and related accessories; and (5) street/roller hockey skates and protective gear. These products were marketed under the VICTORIAVILLE, VIC and McMartin brands. Davtec, the Canadian subsidiary of the Company's hockey division, manufactured hockey sticks, pants and gloves for the Company and was the Canadian distributor for all of the hockey related VIC and VICTORIAVILLE product lines. The Company's hockey product lines were constructed of various materials and incorporated the latest designs, graphics and technology. Approximately 70% of Skate Corp.'s products were manufactured by the Canadian subsidiary.

         PRODUCT DESIGN AND DEVELOPMENT

         Design and development of the Company's hockey products sold through September 1997 was undertaken by the Company's research and development personnel in conjunction with outside design firms and vendors, where appropriate. The Company believes its manufacturing facilities were state of the art and produced consistent and competitive products from innovative designs. USA Skate redesigned its logo in 1997 and all of its products through September 1, 1997 incorporated the new logo.

         SALES AND MARKETING

         The Company marketed its ice hockey products primarily in retail sporting goods chains and specialty shops. Distribution was accomplished primarily through national networks of independent sales representative groups who sell directly to buyers and retail accounts.

         USA Skate had oral agreements with ten sales representative groups which cover the United States and Canada. These sales representative groups were paid on a standard, commission-only basis. In addition, there were distributors located in Germany, Switzerland, Italy, Austria, Czech Republic, Sweden, Finland, France and Brazil.

         The Company's marketing strategy emphasized the price/value relationship of its branded products. In particular, the Company believed that within its hockey business, retailers were afforded an excellent mark-up for VICTORIAVILLE, VIC and McMartin hockey products when the features were compared to the features of the competitors at virtually all price points.

         USA Skate advertised and promoted its hockey products through multiple methods customary within the industry. It participated in all major trade exhibits, conducted special promotions and advertised in trade and consumer publications on a national, regional and local basis. Point of purchase material and promotional items were made available to the customer base as well as directly to consumers through USA Skate and trade supported programs. A critical component of USA Skate's promotional strategy had lain in its ability to attract NHL and other professional league players to use and promote the Company's products, thereby reinforcing the brand's authenticity and performance. In 1997, over 100 NHL players used the Company's VICTORIAVILLE, VIC and Hespeler branded products, including NHL All-Stars Steve Yzerman, John Vanbiesbrouck and Jeff Richter.

         SUPPLIERS AND MANUFACTURING

         IN-LINE SKATE PRODUCTS. The Company has an exclusive manufacturing agreement with Playmaker which expires in 1998, under which Playmaker supplies most of the Company's in-line skates and in-line skate accessory products. Prior to the Company's decision to temporarily suspend marketing of in-line skates and related accessories while it searches for sub-licensees and a merger candidate, Playmaker manufactured, assembled and packaged its in-line skate products at its facilities in Taiwan and China for set prices, in U.S. dollars, negotiated annually. In 1996, the Company began sourcing certain in-line skate models from an alternative Pacific Rim supplier.

         HOCKEY PRODUCTS. The Company, prior to selling certain assets in September 1997, had three manufacturing facilities; one in London, Ontario, one in Montreal and the other in Daveluyville, Quebec, Canada. The Daveluyville plant manufactured the Company's hockey sticks, the Montreal plant manufactured the Company's premium pants and gloves and the London facility manufactured the Company's goalie protective equipment under the McMartin brand. Products representing approximately 70% of USA Skate's sales were manufactured by Davtec. The other products marketed by the Company were sourced from a variety of suppliers throughout the world. Cortina International Corporation and Superior Sports were the Company's main suppliers of ice and street/roller hockey protection products. Figure and hockey skates were supplied by Taiwan Sakurai and premium quality figure skates were manufactured in the Czech Republic and supplied to the Company by Benal.

         LICENSES, PATENTS AND TRADEMARKS

         The Company derives its proprietary protection primarily from licenses with others who own patents and trademarks. The Company owns no patents and has applied for or owns a limited number of trademarks.

         IN-LINE SKATE PRODUCTS. The Company entered into a perpetual license agreement with Playmaker under which the Company has the exclusive, royalty-free right to use the California Pro and Rolling Thunder names and trademarks on in-line skates, accessories and any other products in the United States, Canada, certain areas of the Caribbean and U.S. military exchanges worldwide. The Company has also entered into an agreement with Playmaker under which Playmaker will pay the Company a five percent royalty on all sales of any product made by Playmaker to any new customer of Playmaker generated by the Company. No royalties have been agreed to or paid to date under this agreement.

         The Company and Playmaker each have non-exclusive royalty bearing patent license agreements with Rollerblade, Inc. related to one feature on several of the Company's in-line skate models. These agreements require payment to Rollerblade, Inc. of a percentage of the net sales price to retail merchants. Playmaker reimburses the Company for 90% of the royalties paid by the Company to Rollerblade under these agreements.

         The Company, after continuing to analyze the competitive position of the California Pro brand in the marketplace, has decided to seek potential sub-licensing candidates. Management feels there is value in the brand, not only for in-line skates but in other sporting goods categories such as skateboards and water skis.

         SNOWBOARD PRODUCTS. In August 1994, the Company entered into an agreement with Front 500 Corporation, for an exclusive, perpetual, worldwide license to use the name "Kemper Snowboards Inc." and the Kemper(R) design and all derivations thereof in the manufacture, import, export, design, marketing, promotion and distribution of Kemper snowboards and related equipment, clothing and accessories. In return for these license rights, the Company pays a royalty of net sales for products sold under this license.

         In February 1998, the Company reached a two-year agreement with an international manufacturer and marketer of snowboards and related products. The agreement, in effect, assigns all the license rights the Company had from Front 500 to the sub-licensee. The Company has no further obligations to Front 500 and is entitled to the greater of a royalty-based payment on net sales by the sub-licensee, or an annual minimum guaranteed payment.

         In 1997, the Company entered into a three year non-exclusive sub-license agreement with a major west coast sporting goods chain retailer. The agreement allows for the sub-licensee to manufacture, or cause to be manufactured, snowboard apparel (jackets, pants, fleece garments, socks, etc.) bearing the name and/or logo of Kemper, and to sell such products in retail stores. The agreement requires the retailer to pay to the Company the greater of a percentage of their cost to manufacture the apparel or an annual minimum guaranteed payment.


         HOCKEY PRODUCTS. The Company, through September 1997, owned the exclusive worldwide trademark rights to the VICTORIAVILLE and VIC trademarks under a royalty bearing license. Included with the sale of certain assets of the Company's hockey business were these trademarks. Accordingly, the Company paid $2,678,000 of the proceeds from Rawlings to the former controlling shareholder of USA Skate, Warren Amendola, for, primarily, the purchase price of these trademarks.


         COMPETITION

         IN-LINE SKATE BUSINESS. In mid-1997, due to substantial competition in the in-line skate business of the Company, management decided to cease operating its trademarks and began seeking sub-licensees. Some of the Company's competitors had greater financial and other resources than the Company. The Company believed that there was lower consumer demand for in-line skates as well as retailers not quickly selling through their existing inventory. With respect to the Company's in-line skate business its primary competitors were Rollerblade, Inc., Ultra Wheels (First Team Sports, Inc.), Bauer and Variflex. With regard to in-line skate protective equipment, Rollerblade, First Team Sports and Franklin were the primary competitors. Management believed that these competitors collectively had a market share of over 50%.

         The primary competitive factors in the in-line skate business are product features, quality, price, service and name recognition. Although Rollerblade is still the most recognized name in the in-line skate industry, consumers are now comparing features and price more closely.

         SNOWBOARD BUSINESS. The Company's sub-licensees compete with Burton Snowboards, with a world market share estimated at approximately 50%. Other competitors include Sims Snowboards and Ride Snowboard Company. Additionally, many of the ski manufacturers (i.e. K2 and Rossignol) have also entered the market. Management believes that these companies have greater financial and other resources than the Company's sub-licensees.

         HOCKEY BUSINESS. On September 12, 1997 the Company sold substantially all the assets of its hockey business. Both ice and street/roller hockey businesses are highly competitive, with competition predominantly focused on product innovation, performance and styling, price, marketing and delivery and name recognition. The hockey markets are dominated by a relatively small number of large companies, most of whom have greater financial and other resources than the Company. The primary competitors of USA Skate are Bauer, CCM, Sherwood and Karhu Corp. The Company believes that these competitors collectively have a market share of over 50%. USA Skate enjoys strong brand recognition and believes it also competes favorably with respect to the other major competitive factors. There are no significant technological or capital barriers to entry into markets for many sporting goods products. These markets compete with other leisure activities markets for discretionary income spending in a continuously evolving consumer market.

         CUSTOMERS

         For the year ended December 31, 1997, no customer accounted for 10% or more of the Company's sales.

         EMPLOYEES

         As of December 31, 1997, the Company had two full-time employees, two part-time employees and three consultants. The Company believes its relations with its employees and consultants are good. The Company's employees are not subject to collective bargaining agreements.

                     INFORMATION RELATING TO IMAGINON, INC.


BUSINESS OF THE COMPANY


         ImaginOn is a California corporation formed on March 29, 1996 under the name of FilmMagic, Inc. ImaginOn subsequently amended its Articles of Incorporation to reflect ImaginOn's current name in October 1996. ImaginOn did not issue shares or become active until October 1996. ImaginOn is engaged in the business of designing, selling and manufacturing: (i) consumer software products for the rapidly growing "infotainment" and "edutainment" CD/DVD-ROM markets; and
(ii) Internet software.


         ImaginOn's core proprietary technology, "Transformational Database Processing and Playback" ("TDPP"), is embodied in a set of twelve software tools. These tools are revolutionary in terms of the power they deliver to users for creating new applications and content. New products created with ImaginOn tools are expected to be characterized by seamless real-time access to video, audio, graphics, text, html and 3D objects from multiple remote or local databases. ImaginOn is packaging its tool set as a content management system. This package will be marketed as an enterprise-wide solution for delivering "Learning on Demand." To date, no revenues have been recognized for such products.

         Taking advantage of its own tool set to build innovative and unique products in record time at exceptionally low cost, ImaginOn is producing a series of interactive travelogues for distribution on CD and DVD. By the end of this year, ImaginOn anticipates two cities will be completed: San Francisco and New York. To date, no revenues have been recognized for such products.

         ImaginOn's first general-purpose software application, "WebZinger," was released for electronic distribution in March 1998. WebZinger is an automated productivity tool that searches the Web, then formats its results into a graphic PowerPoint(TM)-like slideshow. WebZinger substantially increases the efficiency of Web and intranet searches for both naive and sophisticated users. To date, no revenues have been recognized for this product.


         Since its inception, ImaginOn has been engaged primarily in product development activities. David M. Schwartz, the Company's President and Chief

Executive Officer, negotiated with JT Storage, Inc., successor to Atari, Inc., for the purchase of the GameFilm tools and know-how, as well as for a license for the GameFilm technology. While Mr. Schwartz was employed at Atari, Mr. Schwartz invented and directed the development of the GameFilm technology, and subsequently obtained a patent on behalf of Atari. In addition, Mr. Schwartz, in collaboration with Mr. Leonard W. Kain, invented the TDPP technology and applied for a U.S. Patent which is presently pending. All of the rights to the patent will be assigned to ImaginOn.

         ImaginOn's earning growth will depend upon market acceptance of its software products which includes the WebZinger. ImaginOn intends to initially have two revenue streams derived from its proprietary technology: CD ROMs and DVD produced by ImaginOn for distribution by others, and software application products sold directly by ImaginOn to consumers and businesses. A third revenue stream is proposed to be derived from license fees paid by other software companies who embed TDPP technology within their own products.

CURRENT PRODUCTS AND THE SOFTWARE MARKETPLACE

         ImaginOn addresses the general software market with end user products aimed at two distinct, but related markets: "infotainment" and internet software. Infotainment combines information or reference content with an entertaining presentation. Infotainment products include CD ROMs, DVDs, and videogames. Buyers of infotainment software products are primarily individual consumers. The home electronic education and entertainment market is estimated to be $12 billion annually. The internet software market includes such products as browsers, games, authoring tools, and network software utilities. The buyers of internet software are primarily businesses, but about 30% is estimated to be consumer-direct. The size of the internet software market is estimated to be $2 billion annually.

         ImaginOn addresses the business market for enterprise-wide Content Management Systems software that both improves fundamental operations and saves money by increasing the efficiency of information processing and distribution. ImaginOn's Content Management Systems for the enterprise is individually tailored for each business customer, providing the optimal solution in content management. Depending on the enterprise and its needs, ImaginOn's software can provide solutions ranging from a Learning on Demand system to an information acquisition and qualification system. Learning On Demand systems can be configured to emphasize a specialty, such as training customer support staff, or serve as the means for any employee or executive to receive in-service education on any topic. ImaginOn Content Management Systems for information acquisition, qualification and display can be configured to perform intelligence gathering on a competitor for business analysts or to report trends within an entire industry. According to the Stanford Research Institute ("SRI"), the market for corporate training software systems and products alone is estimated to be about $6 billion annually.

         WebZinger
         ---------

         WebZinger is productivity software that automatically creates slideshows, similar to Microsoft PowerPoint presentations. Each slide in the show is a graphic snapshot of a Web page, gathered and formatted by WebZinger based on the user's search terms. WebZinger is the data acquisition tool for everybody who uses the Web or an intranet and wants to save time and aggravation. An early version of WebZinger has been offered for free electronic downloading since August, 1997 at www.shareware.com. The latest version of the product is presently available for electronic purchasing and downloading on five websites, including www.webzinger.com. A thirty-day downloadable trial version is also available on those sites. The shrink-wrapped WebZinger CD will be available at a retail price of $44.95, including bundled versions of Netscape Communicator 4.04, and AT&T's WorldNet Service software.

         WebZinger is also a component of ImaginOn's Content Management System, discussed below. Two content management problems effectively addressed by WebZinger are content acquisition and display. When the information content of interest is widely dispersed and diffused among irrelevant data, WebZinger can be tuned to be both wide-ranging and narrowly selective. Real-time display of acquired data allows users to quickly scan search results and focus in on critical information.

WORLDCITIES 2000(TM) INTERACTIVE TRAVELOGUES

         ImaginOn is producing a series of unique interactive travelogues. The travelogues are a form of virtual tourism that is useful to both business and consumer travelers. On any PC or advanced cable TV, the user can navigate real cities as if they, themselves, were driving the car through the city. The camera's viewpoint is the drivers seat, looking through the windshield. At key intersections, the user can turn the car left or right, without stopping. An on-screen button labeled "Go Online Now" instantly connects the user to the Web page most relevant to the view ahead. For example, in WorldCities 2000 San Francisco, when the user enters Union Square, the Go Online button connects to the Union Square map page on the Web, live.

         The digital video shoot of San Francisco was completed in December 1997. Post-production is ongoing. The finished product will contain over 140 minutes of TV-quality video and links to over 1000 Websites. WorldCities 2000 San Francisco will be ready for distribution in the third quarter of 1998. Discussions have been initiated, but no agreements have been reached, with American Express, Hasbro Interactive, Panasonic Interactive and VISA regarding sales through their channels. WorldCities 2000 will also be distributed in retail channels for software and tourism-related items.

         WorldCities 2000 takes maximum advantage of ImaginOn technology and know-how. ImaginOn technology enables automated gathering of website addresses, live updating of website addresses, authoring of the content and seamless branching playback. This hybrid format, combining high-bandwidth TV-quality video, instant navigation and live websites is unique to ImaginOn. Previous attempts to provide users with a combination of interaction, digital video playback and the Web have been limited by the inherently low bandwidth of the Web, resulting in poor quality streaming video, and extremely long delays when responding to user input. High-bandwidth cable-TV based interactive prototypes have suffered from poor scalability and weak user feedback systems. ImaginOn's interactive TV solution is scalable, has low feedback latency, supports just-in-time ad insertion and built-in I/O buffer- consolidation.

CONTENT MANAGEMENT SYSTEM FOR LEARNING ON DEMAND

         Content Management Systems provide their users with a means to acquire information in a variety of formats, organize information in a meaningful way, and display information, or play it back in a timely fashion. Although similar in some respects, Content Management Systems differ from Database Management Systems in many important ways. Probably the greatest distinction between them is that Database Management Systems operate exclusively on data that has already been acquired. Content Management Systems are capable of searching for data as well as operating on it. Further discussion of the advantages of Content
Management Systems over Database Management Systems can be found in the discussion under the heading "Competition", below.

         Learning on Demand, a term popularized by SRI, is a feature of Content Management Systems that have very rapid response and delivery capabilities. When any desired content is delivered at the time it is requested, or shortly thereafter, for immediate consumption, Learning on Demand is enabled. The learning may be about concepts, products, business results or any topic at all. The data itself may be in the form of digital video, text, audio, web pages, spreadsheets or any mix of those forms.

         Content management is a rapidly growing problem for mid to large-size corporations; coping with the exponential growth of documents, web pages, instructional and promotional materials. Ideally, this ever-increasing load of content needs to be searched and accessed instantly. Achieving the goals of rapid access and instant delivery of content is made ever more difficult by the constant growth and increasing diffusion of the databases.

         Content Management Systems featuring Learning on Demand increase the timeliness and effectiveness of corporate training while at the same time reducing the costs involved. ImaginOn's software tool set contains all of the enabling technology required to construct enterprise solutions for Learning on Demand. ImaginOn will visit each interested potential client for its Content Management Systems solution. An on-site needs analysis will be the basis for a Content Management Systems solution proposal to the client. When the proposal results in a contract, a customized Content Management Systems or Content Management Systems plus Learning on Demand solution will be developed, deployed and supported.

THE TECHNOLOGY

         TDPP is ImaginOn's core patent pending technology, used to build both business and consumer software products. TDPP is a fundamental improvement over relational database processing. In relational database processing systems, the means of collecting data, the database itself and the means of viewing the data are only loosely connected. TDPP totally integrates data acquisition, database structure, and the data viewing methodology into one tightly-knit system. The result is guaranteed real-time display of multiple data streams, of diverse types, from multiple physical locations.

         ImaginOn's TDPP technology has three components: database analysis, network synthesis and real-time adaptive playback. The source database for ImaginOn analysis can be any data file or set of data files which may contain multiple classes of data, such as text, video or audio. In the case of WebZinger, the source database is the entire World Wide Web, where allowable data classes are images, movies, audio, text, html and Java applets. In the case of WorldCities 2000, the source database contains text, URLs, video, and audio files. During database analysis, filters based on selection criteria are used to screen out irrelevant data and accept desirable data. The organization of the data with respect to its position in the database is preserved.

         ImaginOn network synthesis is the process of creating a "playable" network consisting of data items and decision points. The synthetic network is hierarchical and tree-like in that it has a trunk, branches and leaves. In the case of "WebZinger," the data selected during the database analysis phase is inserted into the synthetic network at leaf positions. Decision nodes connect the branches to the trunk and the leaves to the branches. The distance from the trunk at which a data item is placed out on a branch is usually determined by its quality of match to the database analysis criteria. The network synthesis process is 100% automatic; the computer builds the new database.

         ImaginOn real-time playback is the part of TDPP technology that users see. The desired data items selected during database analysis and organized within a synthetic network are displayed (with audio in many cases) in real time, sequentially and seamlessly. When the synthetic network contains solely digitized film clips, the resulting playback forms an interactive movie. If the network is populated with still images, such as Web pages, playback forms an interactive slide show. An ImaginOn network filled with text pages is a hypertext electronic book, magazine or newspaper. ImaginOn synthetic networks can be layered on top of the other, with live cross-references. For example, in ImaginOn's WorldCities 2000 interactive travelogues, a network made of video clips references the World Wide Web, providing a whole new way of navigating dataspace visually.

         Real time playback interaction is accomplished with a single button, no pointing required. That button may be the computer mouse button, a spacebar on a keyboard, or the "enter" key on a TV remote control. ImaginOn's user interface is designed for use by mainstream consumers who may not know how to point a mouse cursor or use a menu selection. This one-button interface minimizes both the learning curve and user effort. Navigation during playback is as simple as clicking the mouse when the image on-screen corresponds to a desirable choice. After a few clicks, the system learns what the user is trying to do and adapts accordingly. Taking this approach to its logical conclusion, every ImaginOn product can also play back "hands off," so that once started, the content plays itself without any interaction at all. The primary benefit perceived by the consumer of an ImaginOn TDPP-based product is seamless, nonstop movie-quality interactive presentation, intuitively controlled.

SOFTWARE TOOLS

         ImaginOn has developed twelve basic tools that can be combined in many different ways to create software application programs and customized content management systems with Learning on Demand capability. The twelve tools are Search Driver, Network Analyzer, Network Walker, Filter, Formatter, Network Builder, Network Compiler, Live Linker, Smart Buffer, Presenter, Browser, and User Profiler. Each tool can be used as a standalone application when needed, plus, each tool is designed to communicate and interoperate with every other tool in the set. ImaginOn's WebZinger and WorldCities 2000 products were each built using different combinations of the basic tools.

         The following tools are subject to valid patents:

         Smart Buffer
         ------------
         This patented tool reads the compiled network of links and objects, then fetches data ahead of time, from disk or network, so Presenter never has to stop or pause during playback.

         User Profiler
         -------------
         This patented tool monitors the playback of data objects and decisions made by the user with respect to those objects. The user profile derived from this history can be used to automate playback as well as adapt playback to the user's preferences.


         The following tools are patent pending by ImaginOn:

         Formatter
         ---------
         This patent pending tool normalizes data objects so that they can be displayed or played in real time. This process can be lossy or lossless, depending on user requirements.

         Live Linker
         -----------
         This patent pending tool manages a list of active Web addresses and the pointers to specific data objects in the playback stream, enabling the Browser tool to include live Web pages side by side with "canned" data objects, such as video recordings. This tool is used to create the hybrid of CD data plus Web pages, as in WorldCities 2000.

         Network Analyzer
         ----------------
         This patent pending tool takes a text description of a complex network, such as the netlist of a drawing tree or a schematic diagram and determines the system requirements for real-time playback of the data elements, or objects.

         Network Builder
         ---------------
         This patent pending tool constructs a synthetic network of data elements or objects that can be traversed in real time.

         Network Compiler
         ----------------
         This patent pending tool takes the netlist created by Network Builder and data objects processed by Formatter and generates an output file that Presenter can use.

         Network Walker
         --------------
         This patent pending tool traverses a data network such as a LAN or the internet and compiles a map that can be utilized by other ImaginOn tools. The tool is guided by user-controlled parameters.

         The following tools are covered by trade secrets and copyright protection:

         Browser
         -------
         This tool, which is covered by trade secrets and copyright protection, allows users to visit websites and hyperlink to other websites. It is similar in functionality to Microsoft Internet Explorer and Netscape Navigator, minus features like email and editing.

         Filter
         ------
         This tool, which is covered by trade secrets and copyright protection, filters data sets or data objects to determine the degree of match to a set of user-defined parameters. The filtering process is based on the digital signal processing (DSP) model in which filters can be cascaded, tapped and fed back on each other in many configurations.

         Presenter
         ---------
         This tool, which is covered by trade secrets and copyright protection, displays, or plays back, data objects to the user in real time. The Presenter allows the user to make real-time choices among data objects as they are played back.

         Search Driver
         -------------
         This tool, which is covered by trade secrets and copyright protection, contains a set of parameters and interfaces to commercially available search engines and database query engines. Input to Search Driver is plain English text. Search Driver's output is specific to every engine it supports.

MARKETING

         ImaginOn intends to have three lines of business which are in separate, but related markets: CD/DVD ROM-based edutainment content, computer software and multimedia production software. ImaginOn is producing its own original CD/DVD ROM edutainment software products as fast as content concepts are accepted by marketing and distribution partners. ImaginOn is seeking potential distribution and marketing partners for the "American Hero," an action adventure story, and "WorldCities 2000" a series of interactive virtual-reality travelogues. A percentage of the revenue from "American Hero" will be paid to Hasbro, which owns certain digitized film database components included in the game.

         ImaginOn anticipates that the WorldCities 2000 series will be well received in the market. ImaginOn is seeking a brandname market partner to assist in marketing the product, utilizing a combination of direct mail and retail store distribution. It is anticipated that the product will retail for $49.95 in the first year.

         ImaginOn's computer software business will sell three consumer and business productivity applications based on TDPP technology. WebZinger, WorldCities 2000 and Content Management Systems. Direct marketing via ImaginOn's Web site of a limited functionality shareware version of WebZinger started in July 1997. The commercial release of WebZinger (version 1.01) began selling on July 30, 1997 at CNET's Buydirect. com Web site at an introductory price of $19.95. Pending availability of resources, the full-fledged retail version of WebZinger will ship into conventional software distribution channels at $44.95 and is currently available for electronic purchasing on the Web.

         The Content Management System will be offered on a site-license basis to professionals and businesses. The total market for this class of software is about 50,000 users, worldwide. This market is composed of corporate in-house production operations and traditional edutainment and broadcast businesses, such as movie studios and video game producers. According to entertainment industry sources, their annual production yield consists of about 700 movies for theatrical release, 300 movies for videotape, cable TV and foreign release, and 1,200 TV shows, counting each episode of a series individually, for a total of 2,200 projects. In addition, multimedia products are made as supplemental promotional material for the linear products, or as stand-alone products.

Business multimedia projects such as promotional CDs and training CDs are produced by virtually every Fortune 1000 company. Many of these businesses produce more than one CD per year, every year for internal and/or external use.

         ImaginOn intends to grant nonexclusive licenses for its basic technology to other software tool businesses for integration into their own products. The sign-up fees and royalties will vary depending on the licensee's specific requirements. The range of sign-up fees is expected to be from $20,000 to $250,000. Royalties will range widely; from $0.25 per binary copy to $500 depending on the application and quantity.

COMPETITION

         In the field of interactive content production, ImaginOn competes with numerous companies, large and small, that make Web games, CDs, and now DVDs. ImaginOn's competitive strength is its unique hybrid CD format and the production cost advantages gained from the use of its own patented or patent pending software tools.

         In the Content Management Systems business, ImaginOn has no direct competitor. Several companies offer components that can be used to solve parts of the Content Management problem. No other company offers a complete turnkey Content Management System like ImaginOn's. Among the competitors that provide part of the solution, are Oracle and Macromedia.

         Oracle is a relational Database Management Systems company whose products work well within any single operating system, operating on data collected by some other system or process. Oracle's SQL database query system allows diverse data display systems to access formatted data. Oracle's position is that of "middleware;" processing data from one place and making it available to someplace else. This arrangement suffices for conventional transactional and customer information systems. However, when the data is of many types, spanning multiple operating systems in diverse locations, timely response is not guaranteed. Furthermore, when the requested data content is not in the system at all, Oracle must request another system to search, locate and fetch the data.

         On the display side, the fundamental design of Oracle's software dictates that the playback of data content be handled by a separate process that usually runs in a separate computer or playback device. This provides generality at the expense of performance. For media-rich sets of data such as digital video, audio and Web pages, the separation of processing systems from display systems results in delays and difficulty in providing real-time playback. The flickering look of streaming video is partially caused by these delays.

         ImaginOn's content management system tightly couples data acquisition, processing and display into a single solution which can be distributed among processors in a network or be entirely located in a single PC. This architecture is the best guarantee that data will always be presented in real time. For applications such as interactive TV, and hybrid CDs or DVDs, this is ImaginOn's main competitive advantage.

         Macromedia is another company that provides tools that can solve part of the Content Management Systems problem. Their "Director(TM)" software can manage mixed data format objects within the context of creating a multimedia application. Macromedia dominates the market for multimedia authoring. Director, however, is not a general-purpose Content Management System, nor does it support real-time playback. To Director's further disadvantage, their content authoring system is based on a proprietary non-standard programming language called "Lingo(TM)."

         ImaginOn's competitive strength with respect to Macromedia in Macromedia's own market is ImaginOn Content Management Systems' customizability based on a programming-free assemblage of software tools, and its real-time playback capability. The steep and lengthy learning curve associated with Director's Lingo programming language is a major barrier to its widespread use for corporate training products. Director's sluggish almost-real- time playback is one of the reasons multimedia in general has earned such a poor reputation in the CD ROM marketplace.

         Within the Internet marketplace, there are at least a dozen consumer products aimed at Web users for the purpose of improving the Web experience. In all cases, these products require a high level of computer literacy and are limited in their capabilities when compared to WebZinger. Products that automatically fetch data from the Web, such as Browser Buddy(TM) and Web
Doggie(TM), require the user to manually enter the addresses of the desired pages. Once data is fetched, it resides in a single directory and must be selected for inspection one item at a time. To management of ImaginOn's knowledge, no commercial Web agent or assistant product has a fully automated search function or a hands-free playback system like WebZinger.

EMPLOYEES

         ImaginOn currently has five full-time employees, including its two executive officers.

MANAGEMENT

         The following table sets forth the names and positions of the directors and executive officers of ImaginOn:

         Name                Age    Position
         ----                ---    --------
         David M. Schwartz    50    Chairman of the Board,
                                    Chief Executive Officer, President, Director

         Leonard W. Kain      37    Vice President of Engineering, Secretary,
                                    Treasurer, Director

         Mary E. Finn         39    Director

         The directors of ImaginOn are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Officers of ImaginOn are elected by the Board of Directors and hold office until their successors are elected and qualified. David M. Schwartz, President, Chief Executive Officer and Director of ImaginOn is married to Mary E. Finn, a Director of ImaginOn. No other family relationship exists among ImaginOn's officers and directors.

         David M. Schwartz, Chairman, Chief Executive Officer, President and Director of ImaginOn, has been principally employed by ImaginOn as an officer and director since its formation in 1996. From 1992 until 1996, Mr. Schwartz served as Vice President of New Media Systems and Technology at Atari Corporation, where he invented GameFilm technology for video game applications, and served as a principal designer of the Atari Jaguar(TM) CD peripheral. From 1990 to 1992, Mr. Schwartz was a senior member of the technical staff at Tandy Electronics Research Labs in San Jose, California, where he headed the software team developing the first erasable CD ROM. In 1983 Mr. Schwartz started and led CompuSonics Corporation which went public in 1984. CompuSonics ceased operations in 1989. In 1985, CompuSonics introduced the CompuSonics DSP1000, the first consumer audio recorder for floppy or optical disks. The CompuSonics Video PC Movie-Maker, introduced in 1986, inaugurated real-time digital video recording and editing on desktop PCs. Mr. Schwartz earned a Bachelor of Arts in Architecture from Carnegie-Mellon University, after completing a multidisciplinary program in Architecture, Engineering and Computer Science in 1972.

         Leonard W. Kain, Executive Vice President, Chief Financial Officer/Treasurer, Secretary and a Director of ImaginOn has been principally employed as an officer and director of ImaginOn since its formation in 1996. From 1991 until July 1996, Mr. Kain served as the real-time systems manager at Compression Labs, Inc., where he supervised all aspects of multimedia and video communications, including networking, communications framing, audio-video compression, real-time system design and user interface design. From 1988 until 1991, Mr. Kain was software manager at Telebit Corporation where he managed development of domestic and international high speed modems and network products. From 1986 until 1988, Mr. Kain served with Mr. Schwartz as director of software development at CompuSonics Corporation. Mr. Kain earned a Bachelor's
Degree in Engineering from Stevens Institute of Technology in New Jersey in 1983, and a Masters Degree in Electrical Engineering from Stanford University in 1985. In 1998, Mr. Kain earned a Masters of Business Administration from the University of Phoenix.

         Mary E. Finn, a Director of ImaginOn, has more than 15 years' experience in various media fields, utilizing her skills in writing, editing, broadcasting, teaching and management. From 1994 to 1997, Ms. Finn served as publicity director for the local chapter of FEMALE, a national mother's support group. From 1988 to 1991, Ms. Finn served as a talk show producer and engineer at KNBR in San Francisco, California. From 1982 to 1986, Ms. Finn taught radio production at Phillips Academy in Andover, Massachusetts. Ms. Finn earned a Bachelor of Arts degree in Communication from the University of Michigan in 1981, and a Master's degree in Media Management from Emerson College in Boston in 1987.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

         Messrs. Schwartz, ImaginOn's President, and Kain, ImaginOn's Vice President, are each paid salaries of $120,000 per year. ImaginOn also pays or reimburses its executive officers for business related expenses. ImaginOn provides certain health insurance benefits for all full time employees, including its officers. ImaginOn's officers do not receive additional compensation for serving as directors of ImaginOn.

         Directors of ImaginOn are not paid any fees for their services as such. However, directors are reimbursed for all expenses incurred by them in attending board meetings.

CERTAIN TRANSACTIONS

         On August 29, 1996, ImaginOn borrowed $10,000 from Equitex, Inc., an entity for which Mr. Fong serves as Chairman, at 10% interest. The borrowed funds were used for working capital. As of March 29, 1997, this loan was repaid in full.

         In October 1996, ImaginOn issued a total of 3,333,333 shares of ImaginOn common stock which included an aggregate of 3,094,333 shares to Messrs. Schwartz and Kain and an aggregate of 239,000 shares to four other parties in exchange for contributions of technology, business plan and past services rendered. In April 1997, ImaginOn sold 3,333,333 shares of ImaginOn common stock for $500,000 ($0.15 per share).

         On March 12, 1998, ImaginOn borrowed $39,000 from David M. Schwartz, ImaginOn's President and Chief Executive Officer at 10% interest. On July 17, 1998, ImaginOn borrowed an additional $17,079 from Mr. Schwartz. The borrowed funds were used for working capital. As of July 31, 1998, the balance on these loans was $39,000 and $7,034, respectively.

         From June 30, 1997 through June 17, 1998, ImaginOn borrowed an aggregate of $264,500 from Henry Fong, a shareholder of ImaginOn at interest rates from 10 to 12%. The borrowed funds were used for working capital. As of August 14, 1998, $21,870 remains unpaid.

         From November 4, 1997 through August 14, 1998, ImaginOn borrowed an aggregate of $718,898 from Cal Pro at 9% and 10% interest. The borrowed funds were used for working capital and repayment of other debt.
As of August 14, 1998, $683,898 remains unpaid.

         From June 11, 1997 through April 9, 1998, ImaginOn borrowed an aggregate of $214,980 from other ImaginOn shareholders. The borrowed funds were used for working capital. As of August 14, 1998, $75,000 remains unpaid.

MARKET FOR IMAGINON'S COMMON STOCK AND RELATED SECURITYHOLDER MATTERS

         The common stock of ImaginOn has never been traded publicly.

         As of July 31, 1998, there were 42 record holders of ImaginOn's common stock. There are no contractual restrictions on ImaginOn's present or future ability to pay dividends.

                               PROPOSAL NUMBER ONE
                        TO CHANGE PARAGRAPH FOURTH OF THE
                          CERTIFICATE OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to cause an increase in the number of authorized shares. The Certificate of Incorporation of the Company currently authorizes the issuance of up to 20,000,000 shares of common stock with a par value of $0.01 per share (the "Common Stock") and 5,000,000 shares of preferred stock with a par value of $0.01 per share (the "Preferred Stock"). As of July 31, 1998, of the 20,000,000 shares of Common Stock authorized, 11,559,726 shares were outstanding and 7,221,292 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants and options. As of July 31, 1998, of the 5,000,000 shares of Preferred Stock authorized, 1,050 shares of the Series B Convertible Preferred Stock, $.01 par value (the "Series B Preferred Stock") and 1,030 shares of Series C Convertible Preferred Stock, $.01 par value (the "Series C Preferred Stock") were outstanding. The Merger that is being submitted for approval in Proposal Number Three, if approved, will require the issuance of approximately 19,000,000 shares of Common Stock to ImaginOn. If this Proposal Number One is not approved, then the Company will not be able to complete the Merger. The Board of Directors deems it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 shares. A copy of Subparagraph A to Paragraph Fourth of the Certificate of Incorporation as it would read following adoption of this Proposal is included herewith as Exhibit 1.

         The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock.


         To the extent that any further issue of shares is made on other than a pro rata basis to current stockholders, the present ownership of current stockholders will be diluted.


         The Preferred Stock is so-called "blank check" preferred since the Board of Directors of the Company may fix or change the terms, including: (i) the division of such shares into series; (ii) the dividend or distribution rate;
(iii) the dates of payment of dividends or distributions and the date from which they are cumulative; (iv) liquidation price; (v) redemption rights and price;
(vi) sinking fund requirements; (vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 5,000,000 shares of Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders except as may be required by applicable laws or securities exchange listing rules.

         Although the Board has issued 2,080 shares of Preferred Stock (specifically, 1,050 shares of Series B Preferred Stock and 1,030 shares of Series C Preferred Stock), it has no present commitment, arrangement or plan that would require the issuance of additional shares of Preferred Stock in connection with an equity offering, merger, acquisition or otherwise, except that the Company is considering a future Preferred Stock offering that may occur post-Merger.

         The holders of shares of Preferred Stock have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company has the right to establish the relative rights of the Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of affairs of the Company as compared with such rights applicable to the Common Stock and any other series of Preferred Stock.

         The effect of the Series B and C Preferred Stock upon the rights of holders of Common Stock include: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock to the extent that dividends are payable on any issued shares of Series B and C Preferred Stock; (ii) restrictions on dividends on Common Stock if dividends on Series B and C Preferred Stock are in arrears; (iii) dilution of the voting power of the Common Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Series B and C Preferred Stock. It is not possible to state the effect that other series of Preferred Stock may have upon the rights of the holder of Common Stock until the Board determines the terms relating to those series of Preferred Stock.

         If the proposed amendment is approved, the additional authorized shares would be available for issuance by the Board of Directors for any proper corporate purpose at any time without further stockholder approval except as otherwise required by applicable law or securities exchange listing rules. The Board of Directors believes that it is desirable to give the Company this flexibility in considering such matters as mergers and/or acquisitions, raising additional capital, stock dividends or other corporate purposes. Additionally, the authorized but unissued shares of newly authorized Common Stock or Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the Preferred Stock in particular could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company.

VOTE REQUIRED

         The affirmative vote of the majority of the outstanding shares entitled to vote thereon will be required to adopt the proposed amendment to Subparagraph A to Paragraph Fourth of the Certificate of Incorporation.

                               PROPOSAL NUMBER TWO
                        TO AMEND PARAGRAPH FOURTH OF THE
                          CERTIFICATE OF INCORPORATION
                  TO CAUSE A ONE-FOR-THREE REVERSE STOCK SPLIT
                               OF THE COMMON STOCK

         The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to cause an exchange of each outstanding three shares of Common Stock for one share of Common Stock. On July 15, 1998, the Company's stockholders approved a one-for-three reverse stock split, which has not been effectuated by the Board of Directors. Because of a recent decline in the Company's share price and for the reasons discussed below in the section entitled "Description of and Reasons for the Proposed Reverse Stock Split", the Board of Directors recommends this additional one-for-three reverse stock split that would be implemented together with the previously approved one-for-three reverse stock split. Adoption of the proposed amendment to Paragraph Fourth of the Company's Certificate of Incorporation will, when combined with the previously authorized reverse stock split, effect an aggregate one-for-six reverse stock split whereby every six shares of the Company's currently authorized and outstanding common stock (the "Old Common Stock") will be exchanged for one share of newly created common stock (the "New Common Stock"). To the extent affected by the proposed reverse stock split, the number of shares of Common Stock into which the authorized and outstanding shares Series B Preferred Stock and Series C Preferred Stock will convert, shall be adjusted in accordance with the antidilution provisions contained in their respective Certificates of Designation.

         Assuming passage of Proposal Number One, the Company has an authorized capital of 50,000,000 shares of Common Stock. The authorized capital of the Company will not be reduced or otherwise affected by the reverse split. The number of issued and outstanding shares of Common Stock of the Company on the Record Date was _____________. Based upon the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding on ___________, 1998, after giving effect to the reverse split, is
__________________. A copy of Paragraph Fourth of the Certificate of Incorporation as it would read following adoption of this Proposal is included herewith as Exhibit 2.

DESCRIPTION OF AND REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

         The continued listing requirements of the Nasdaq SmallCap Market ("Nasdaq") for the Common Stock require, among other things, a company to maintain, among other things, a minimum bid price per share of $1.00. The initial listing requirements of Nasdaq require a company have a minimum bid price of $4.00 per share. This initial listing requirement must be satisfied if, and when, the Merger, discussed elsewhere herein, is consummated. As of the date of this proxy statement, the Company is not in compliance with either of these requirements. The Board of Directors believes that a reverse stock split may have the effect of increasing the market price per share of the Common Stock and allowing the Common Stock to continue to be included on the Nasdaq system, although there can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the post-reverse stock split market price can be maintained.

         The Board of Directors has determined that continued listing of the Common Stock on the Nasdaq system is in the best interest of the stockholders. If the Company were removed from the Nasdaq system, trading, if any, would thereafter be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the Nasdaq inclusion requirements or in what are commonly referred to as the "pink sheets." As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Common Stock. In addition, if the Common Stock were removed from the Nasdaq system, it would be subject to so-called "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities. Consequently, removal from the Nasdaq system, if it were to occur, could affect the ability or willingness of broker-dealers to sell the Common Stock and the ability of purchasers to sell the Common Stock in the secondary market. Delisting by Nasdaq also could adversely affect the Company's performance under certain agreements with some investors relating to maintenance of the Nasdaq listing and to registration of certain shares for sale.

         The Company also believes that low trading prices of the Company's Common Stock may have an adverse impact upon the efficient operation of the trading market in the securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. A number of brokerage firms will not recommend purchases of low-priced stock to their clients or make a market in such shares, which tendencies may adversely affect the Company. Stockholders should note that the effect of the reverse split upon the market prices for the Company's Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of New Common Stock will be three times the prices for shares of Old Common Stock immediately prior to the reverse stock split.

         Holders of Old Common Stock will not be required to recognize any gain or loss as the result of any exchange of securities which occurs upon approval of the reverse stock split. The tax basis of the aggregate shares of new Common Stock received by present stockholders will be equal to the basis of the aggregate shares of Old Common Stock exchanged for such New Common Stock. The holding period for shares of New Common Stock will include the holding period of Old Common Stock when calculated for purposes of taxation or sales under Rule 144 of the Rules and Regulations promulgated under the securities Act of 1933, as amended. Rule 144 requires that "restricted securities" as defined in Rule 144, be held at least one year before routine sales can be made in accordance with the provisions of the Rule. Rule 144 provides that shares issued in a reverse stock split are deemed to have been held from the date of acquisition of the shares involved in the reverse stock split. Therefore, the reverse stock split, if approved, will not effect the beginning of a new holding period for the shares of new Common Stock, which will be deemed to have been held from the date of acquisition of the shares of Old Common Stock exchange therefor.

EXCHANGE OF STOCK CERTIFICATES AND DETERMINATION OF NUMBER OF SHARES ISSUABLE UPON SUCH EXCHANGE


         If Proposal Number Two is adopted by the stockholders, one share of New Common Stock would be exchanged for each six shares of Old Common Stock. Shares of New Common Stock may be obtained by surrendering certificates representing shares of Old Common Stock to the Company's Transfer Agent, Corporate Stock Transfer, 370 17th Street, Suite 2350, Denver, Colorado 80202 (the "Transfer Agent"). THE COMPANY HAS ESTABLISHED JUNE 30, 1999 AS THE DEADLINE FOR THE EXCHANGE OF CERTIFICATES AT NO EXPENSE TO THE CURRENT STOCKHOLDERS. THEREAFTER, CERTIFICATES OF OLD COMMON STOCK WILL BE EXCHANGEABLE FOR SHARES OF NEW COMMON STOCK FOR A FEE TO BE PAID BY THE STOCKHOLDER TO THE TRANSFER AGENT, WHICH IS PRESENTLY $15.00 PER CERTIFICATE. To determine the number of shares of New Common Stock issuable to any record holder, the total number of shares represented by certificates issued in the name of that record holder as set forth on the records of the Transfer Agent (on the date upon which the reverse split becomes effective) will be divided by six; provided, however, no fractional shares of New Common Stock will be issued as a result of the reverse split. In lieu thereof, each stockholder whose shares of Old Common Stock are not evenly divisible by six will receive one additional share of New Common Stock for the fractional share of New Common Stock that such stockholder would otherwise be entitled to receive as a result of the reverse stock split. The holder will, upon surrender of the share certificate(s) representing shares of Old Common Stock, receive a share certificate representing the appropriate number of shares of New Common Stock. Holders of certificates of Old Common Stock may transmit their certificates to the Transfer Agent whenever they wish to obtain shares of New Common Stock. The Company will not require any stockholder to exchange his certificate(s) of Old Common Stock for New Common Stock.


         The reverse stock split would become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation related thereto with the Delaware Secretary of State. If the reverse stock split is approved by the stockholders, the Board of Directors intends to cause the Certificate of Amendment to be filed as soon as practicable thereafter; however, the Board of Directors may without further action of the stockholders abandon the amendment.

EFFECTS OF APPROVAL OF PROPOSAL NUMBER TWO

         Theoretically, the market price of the Company's Common Stock should increase approximately six-fold following the proposed reverse stock split. It is hoped that this will comply with Nasdaq's minimum bid price requirement and result in a price level which will overcome the reluctance, policies and practices of broker-dealers referred to above and increase interest in the Company's securities by investors. However, there can be no assurance that the foregoing will occur or that the per share price level of the New Common Stock immediately after the proposed reverse stock split actually will increase six-fold or be maintained at that level for any period of time.

         A further effect of the reverse stock split would be a proportionate adjustment to the exercise price or conversion rate of the Company's outstanding warrants and options.

VOTE REQUIRED

         The affirmative vote of the majority of the outstanding shares entitled to vote thereon will be required to adopt the proposed amendment to Paragraph Fourth of the Certificate of Incorporation.

                              PROPOSAL NUMBER THREE
                             TO RATIFY A MERGER OF A
                             WHOLLY-OWNED SUBSIDIARY
                          OF THE COMPANY WITH AND INTO
                                 IMAGINON, INC.

THE MERGER

         General
         -------
         The terms and conditions of the Merger are set forth in the Merger Agreement, the text of which is attached to this Proxy Statement as Exhibit 3. The summary of the Merger Agreement contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the complete text such document.

         At the time the Merger becomes effective, the Merger Subsidiary will be merged with and into ImaginOn in accordance with California law. As a result of the Merger, the separate corporate existence of the Merger Subsidiary (which was formed solely for the purposes of the Merger and has not engaged in any operations or businesses) will cease, and ImaginOn will continue its existence as a separate subsidiary of the Company (also, for purposes of this Proposal Number Three, referred to as "Cal Pro").

         Upon the consummation of the Merger, the outstanding shares of ImaginOn common stock outstanding immediately prior to the time the Merger becomes effective (the "ImaginOn Shares") will be converted into the right to receive the equivalent of 60% of the post-Merger issued and outstanding Common Stock of the Company, subject to certain adjustments (the "Conversion Ratio"). No fractional shares of Cal Pro Common Stock will be issued in connection with the Merger. See "The Merger--Fractional Shares." The shares of capital stock of the Company outstanding immediately prior to the Merger will not be affected as a result of the Merger.

         The Company will treat the Merger as a purchase for financial reporting purposes. See "The Merger-- Accounting Treatment." The Merger is intended to be a tax-free reorganization under the federal income tax laws and, as such, no gain or loss will be recognized by the shareholders of ImaginOn upon their receipt of the shares of Common Stock of the Company (the "Cal Pro Shares") in exchange for their ImaginOn Shares.


         Background of the Merger
         ------------------------
         Messrs. Fong and Schwartz first became business associates in the early 1980's. In September 1996, Mr. Fong and Mr. Wayne Mills provided seed money to ImaginOn as two of that Company's original investors.


         In the Spring and Summer of 1997, Messrs. Schwartz and Kain presented the ImaginOn business plan to numerous venture capitalists in the San Francisco Bay area and elsewhere. During a phone call between Mr. Schwartz and Mr. Fong in August 1997 about fundraising efforts, Mr. Fong mentioned the possibility of merging with another company with which he was involved.

         Messrs. Fong and Schwartz spoke again by telephone several times in August, 1997 and agreed to meet at Sun's Java Partners Pavilion in September 1997 to review ImaginOn's software prototypes. In a subsequent meeting, Messrs. Fong and Schwartz discussed the outlines of a possible reverse merger in which ImaginOn would receive approximately two-thirds of the merged entity. Mr. Fong disclosed his ownership interest in Cal Pro and said that he would have to have a third party evaluate the deal, since he was both a director of Cal Pro and a substantial shareholder of ImaginOn. Subsequently, Cal Pro formed an independent committee to evaluate and negotiate the terms of the Merger Agreement.

         BVS was then contacted to give their opinion on the potential merger. On March 26, 1998, BVS delivered its draft written opinion to Cal Pro's Board of Directors to the effect that, as of the date of the opinion, based on various considerations and assumptions, the Merger was fair from a financial point of view to the holders of Cal Pro stock.

         Messrs. Hollander and Schwartz memorialized the terms of the Merger in a Letter of Intent executed on October 2, 1997. The Company then signed an Agreement and Plan of Merger as of January 30, 1998 whereby there would be an exchange of 100% of the outstanding shares of ImaginOn for an amount equal to 60% of the outstanding post-merger Common Stock of the Company.


         Cal Pro's Reasons for the Merger
         --------------------------------
         For the following reasons, the Cal Pro Board unanimously approved the Merger Agreement and believes the Merger to be fair to, and is in the best interests of, the Cal Pro stockholders. In addition to the following reasons, at its March 26, 1998 meeting, the Cal Pro Board discussed the terms of the proposed Merger and the Merger Agreement and reviewed a draft written opinion dated March 26, 1998 prepared by Business Valuation Services ("BVS") that, as of the date of the opinion, the Merger was fair to the Cal Pro stockholders from a financial point of view.


         As a result of the Company's 1996 operating loss of approximately $4.7 million, the Board of Directors, early in 1997, decided to deleverage and restructure the Company. The Company could not continue to sustain such losses and continue as a going concern nor was it able to raise additional capital. Accordingly, the Company devised a plan to (1) sell its hockey related assets to substantially reduce its debt obligations; (2) cease operating the license rights to the Kemper and Pro trademarks and focus on entering into sub license agreement whereby the Company would receive royalty income without incurring overhead expenses associated with operating the trademarks itself; and (3) seek to supplement its royalty income by acquiring or merging with a profitable sporting goods company or diversify its business through a merger with a non-sporting goods entity.

         Accordingly, in April 1997 a then officer and Board of Director member of the Company met with the principals of a Montreal based tele-communications company to discuss a potential transaction. Negotiations terminated when the companies were unable to structure an acceptable merger transaction.

         In June 1997 four executive officers, two of whom were members of the Company's Board of Directors met with the President and Chief Financial Officer of a privately held sporting goods distributor. The parties were unable to agree on acceptable terms.


         In reaching its conclusion to enter into the Merger Agreement and to recommend adoption of the Merger Agreement and the Merger by the Cal Pro stockholders, the Cal Pro Board considered the following factors:

         1. The terms and conditions for the Merger Agreement and related matters, including the Conversion Ratio, closing conditions and termination rights.


         2. The belief that the Merger will attract additional financial analyst and industry coverage to Cal Pro which will support Cal Pro's future capital market transactions, if any.

         3. The financial condition, results of operations, cash flows, market prices and trading information of Cal Pro, both on a historical and a prospective basis.

         4. The belief that the terms of the Merger Agreement are fair to Cal Pro because the terms were reached through extensive arms-length negotiations.

         5. The opinion and analyses of BVS which supported the conclusions reached by the Cal Pro Board after its own deliberations and analyses.

         6. That ImaginOn's business plan and its proprietary technology would attract additional capital to Cal Pro.

         7. As a result of the Merger the Company expects ImaginOn to successfully implement a marketing campaign resulting in revenues and profits through sales of ImaginOn's products. Further, the Company believes that consummation of the Merger will attract additional investors to the Company.

         The foregoing discussion includes the material information and factors considered by the Cal Pro Board. In reaching its determination to approve the Merger Agreement and the proposed Merger, the Cal Pro Board did not assign any relative or specific weights to the various factors it considered nor did it specifically characterize any factor as a negative or positive indicator concerning the proposed Merger. Individual directors may, however, have given different weights to different factors and may have viewed certain factors more positively or negatively than others.

         Opinion of Cal Pro's Financial Advisor
         --------------------------------------
         BVS was retained by Cal Pro on February 25, 1998 to assist Cal Pro in its review and analysis of the forms of the proposed Merger and related documentation and, at the request of the Cal Pro Board, render an opinion to the Cal Pro Board that, as of the date of such opinion, the consideration to be paid by Cal Pro in the Merger was fair to the stockholders of Cal Pro from a financial point of view.

         BVS delivered to Cal Pro's Board on March 26, 1998 its written draft opinion to the effect that, as of the date of the written opinion, based on and subject to the assumptions, factors and limitations set forth in the opinion and as described below, the consideration proposed to be paid to the shareholders of ImaginOn in the Merger was fair, from a financial point of view, to such shareholders. A copy of the opinion letter dated September 15, 1998 from BVS (the "BVS Opinion"), is attached as Exhibit 4 to this Proxy Statement and is incorporated herein by reference. Stockholders are urged to read the BVS Opinion in its entirety.

         BVS was not requested and did not make any recommendation to the Cal Pro Board as to the form or amount of the consideration to be received by the shareholders of ImaginOn in the Merger, which was determined through negotiations between the parties to the Merger before the BVS Opinion was rendered to the Cal Pro Board. Furthermore, the BVS Opinion does not constitute a recommendation to any shareholder of Cal Pro as to how such stockholder should vote at the Meeting, or address Cal Pro's underlying business decision to proceed with or effect the Merger.

         In arriving at the BVS Opinion, BVS (i) reviewed a fully executed copy, dated January 30, 1998, of the Merger Agreement; (ii) reviewed certain of the Company's filings with the Securities and Exchange Commission; (iii) reviewed historical financial results of the Company and ImaginOn; (iv) reviewed financial forecasts for ImaginOn prepared or supplied by management for 1998 and 1999; (v) held discussions with ImaginOn's management regarding the business, operations and prospects of ImaginOn; (vi) solicited and considered opinions of certain industry experts regarding the quality and market potential of ImaginOn's products; (vii) discussed the details of the Transaction with Cal Pro's management and legal counsel; (viii) performed various valuation analyses, as it deemed appropriate, of Cal Pro using generally accepted analytical methodologies, including (a) a comparison of the Transaction Consideration and implied valuation of ImaginOn to the market capitalizations of public companies with comparable operating and financial characteristics; (b) a comparison of the Transaction Consideration and implied valuation of ImaginOn to prices observed in acquisitions (involving companies not affiliated with Cal Pro) of businesses with comparable operating and financial characteristics; (c) an analysis of previous transactions in the common stock of ImaginOn; and (d) analyses of the potential dilutive effects associated with the exercise of certain convertible securities of both Cal Pro and ImaginOn; (ix) reviewed the historical trading prices and volumes of Cal Pro's common stock; and (x) performed such other financial studies, analyses, inquiries and investigations, as it deemed appropriate.

         For purposes of rendering the BVS Opinion, BVS assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to it by ImaginOn and Cal Pro, or obtained by it from other sources,and upon the assurance of Cal Pro's management that they are not aware of any information or facts that would make the information provided to BVS incomplete or misleading. BVS did not independently verify such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of Cal Pro, or been furnished with any such appraisals. ImaginOn's financial forecasts were supplied by ImaginOn's management, and have been represented to BVS as reflecting management's best currently available estimates and judgment as to the expected future financial performance of ImaginOn.

         The BVS Opinion is necessarily based upon financial economic, market and other conditions as they exist, and the information made available to BVS, as of the date of the BVS Opinion.


         Market-based evidence of fair market value
         ------------------------------------------
         In considering the fairness (from a financial perspective) of the transaction to the stockholders of Cal Pro, BVS examined market pricing indications derived from companies offering computer programming, data processing, and other computer related services with annual revenues of less than $1,000,000 and net losses of $500,000 or more.

         Among 26 public companies meeting such characteristics, total capital (including both debt and equity capital) ranged from $1,240,000 to $224,300,000. The average total capital for public guideline companies was $36,000,000, with an upper quartile of $44,800,000.

         Among the corresponding set of companies purchased in corporate acquisitions and mergers, total capital ranged from $3,100,000 to $38,100,000. The average total capital observed in acquisitions and mergers of guideline companies was $15,400,000, with an upper quartile of $17,200,000.

         Comparison to acquisition of ImaginOn
         -------------------------------------
         As of the date of the letter, the implied total consideration (i.e., total capital) paid by Cal Pro for ImaginOn was approximately $16,600,000, well within the ranges noted in the above analyses. In BVS' opinion, the corresponding pricing multiples offered no further meaningful evidence of value, as all the companies are losing money, have little or no revenues, and little in the way of tangible net worth.


         BVS is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, underwritings and other distributions of securities, private placements and evaluations for estate, corporate and other purposes. Cal Pro's Board selected BVS because of its expertise, reputation and familiarity with software products and related technologies and services transactions.


         For rendering its services to Cal Pro's Board in connection with the Merger, BVS received approximately $21,000.


         ImaginOn's Reasons for the Merger
         ---------------------------------
         Pursuant to a Unanimous Written Consent, effective as of August 20, 1998, the ImaginOn Board unanimously determined that the merger was advisable and in the best interests of the ImaginOn shareholders and approved the Merger.

         In reaching its conclusion to enter into the Merger Agreement and to recommend adoption of the Merger by the ImaginOn shareholders, the ImaginOn Board considered the following factors:

         1. Information relating to the financial performance, prospects and business operations of Cal Pro (which information included the historical financial information contained in the periodic public reports of Cal Pro and the descriptions of its lines of business contained in such reports);

                  (a)  The terms and conditions of the Merger Agreement;

                  (b) ImaginOn's shareholders will have the opportunity to invest in a larger company with greater financial resources and improved potential for long-term appreciation and reducing the combine company's exposure to regional economic risk, business sector risk and operational risk. The Merger will also provide ImaginOn with financing opportunities which might not be available to smaller companies.

         The ImaginOn Board believes that each of these factors supports its recommendation that the ImaginOn shareholders approve the Merger.

         The ImaginOn Board believes that ImaginOn and the ImaginOn shareholders will receive reasonable protection from a change in circumstances relating to Cal Pro between the date of the Proxy Statement and the Effective Time through the inclusion in the Merger Agreement of a condition to ImaginOn's consummation of the Merger that since December 31, 1997, no event shall have occurred which would have a material adverse effect on the business, operations, assets or financial condition of Cal Pro or its subsidiaries, taken as a whole.

         In view of the wide variety of factors considered in connection with its evaluation of the Merger, the ImaginOn Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination that the Merger
Proposal  is  fair  to,  and  in  the  best  interests  of,   ImaginOn  and  its
shareholders.

         Interest of Certain Persons in the Merger
         -----------------------------------------
         INTERESTED CAL PRO DIRECTOR. On the Record Date, a limited liability company of which Henry Fong is a member and a certain charitable trust of which Mr. Fong and his spouse are trustees (the "Fong Interests") owned approximately 8.3% of the outstanding shares of Cal Pro Common Stock and approximately 14% of the outstanding shares of ImaginOn Common Stock. If the Merger is consummated, the Fong Interests will beneficially own approximately 11.7% of the outstanding shares of Cal Pro (after giving effect to the Merger).

         Prior to the Company commencing merger discussions with ImaginOn, Mr. Fong disclosed his relationship to the Cal Pro Board. Thereafter, the Board created a committee comprised of Messrs. Hung-Chang Yang and Barry S. Hollander to review, evaluate and approve the Merger and any action taken in connection therewith.

         INTERESTED IMAGINON DIRECTORS. If the Merger is approved and consummated, the directors of ImaginOn, David M. Schwartz, Leonard W. Kain and Mary E. Finn will be proposed to be elected as directors of the Company for a term of one year and until the election and qualification of their successors.

         IMAGINON STOCK OPTIONS AND WARRANTS. Three ImaginOn employees have options to purchase an aggregate of 250,000 shares of ImaginOn Common Stock at an exercise price of $.15 per share. As of August 17, 1998, no options have been exercised.

         ImaginOn also has issued warrants to purchase 829,147 shares of ImaginOn Common Stock at exercise prices ranging from $.15 to $1.25 per share. As of August 17, 1998, warrant holders have exercised warrants for 102,038 shares which has netted ImaginOn $15,305.70. Warrants to purchase 727,109 shares remain outstanding. If the Merger is consummated, Cal Pro will assume all outstanding options and warrants granted by ImaginOn and such optionees and warrant holders will then have options or warrants to purchase Cal Pro Common Stock. See "The Merger--Treatment of Outstanding ImaginOn Options or Warrants."


         INTERESTED CONSULTANTS. If the Merger is approved and consummated, the Company intends to enter into consulting agreements with Henry Fong and Barry S. Hollander for purposes of allowing a smooth transaction in the Company's operations post-Merger. Although the terms of these consulting agreements need to be negotiated, the Company anticipates paying an aggregate of $15,000 per month for the consulting services.

         OFFICERS'  SALARIES.   If  the  Merger  is  approved  and  consummated,
ImaginOn's officers will become officers of the Company. ImaginOn's officers are Messrs. Schwartz and Kain. Each receives a salary of $120,000 per year.

         DIRECTORS' STOCK AND REIMBURSEMENT OF EXPENSES. If the Merger is approved and consummated, ImaginOn's directors will be nominated for election to become directors of the Company. Currently, ImaginOn outside directors (there currently are none, but upon the merger there will be at least two) receive the right to buy shares of ImaginOn restricted common stock at 15% below the average market price during such year. The number of shares the director is entitled to purchase is that number which creates a $10,000 difference between the aggregate average fair market value of the shares and the aggregate purchase price of such shares. Directors also are reimbursed any expenses incurred to attend the Board meetings.


         INDEMNIFICATION. The Merger Agreement provides that (i) Cal Pro will indemnify the present and former officers and directors of ImaginOn in certain circumstances, (ii) all rights of indemnification existing in favor of the officers and directors of ImaginOn in the Certificate of Incorporation of, Bylaws of, or agreement with, ImaginOn will survive the Merger and (iii) Cal Pro will not amend or repeal any provisions of the Certificate of Incorporation or Bylaws of ImaginOn in any manner which would adversely affect the indemnification or exculpatory provisions contained therein.

         Effective Time and Consequences of Merger
         -----------------------------------------
         If approved by the requisite vote of the stockholders of Cal Pro and if all other conditions to the consummation of the Merger are satisfied or waived, the Merger will become effective, unless the Merger Agreement is terminated as provided therein, upon the making of certain filings with the Secretary of State of the State of California pursuant to the California General Corporation Law (the "CGCL") Section 1103. At the Effective Time, the Merger Subsidiary will be merged with and into ImaginOn, which will be the surviving corporation in the Merger, and the separate corporate existence and identity of the Merger Subsidiary will cease. The corporate existence and identity of ImaginOn will continue unaffected by the Merger, although it will become a subsidiary of Cal Pro.

         It is contemplated that the Effective Time of the Merger will occur as promptly as practicable after the approval of the Merger by the stockholders at the Meeting of Cal Pro subject to the conditions described under "Conditions to Merger."

         Upon completion of the Merger, all ImaginOn shares will be converted into the right to receive the equivalent of 60% of the post-Merger issued and outstanding Cal Pro Common Stock, subject to certain adjustments.

         The directors of ImaginOn will be the directors of the surviving corporation after the Effective Time. The officers of ImaginOn will be the officers of the Surviving Corporation.

         In the event that the Cal Pro stockholders fail to approve the Merger Proposal, Cal Pro will continue to pursue its business strategy, possibly including seeking suitable acquisition candidates to provide Cal Pro with access to new markets and customers.

         Exchange of Certificates Representing ImaginOn Shares
         -----------------------------------------------------
         Instructions with regard to the surrender of ImaginOn stock certificates, together with a letter of transmittal to be used for this purpose, will be mailed to ImaginOn shareholders as promptly as practicable after the Effective Time. In order to receive certificates evidencing the Cal Pro Shares, the shareholders of ImaginOn will be required to surrender their stock certificates after the Effective Time, together with a duly completed and executed letter of transmittal, to Corporate Stock Transfer, which will act as Exchange Agent (the "Exchange Agent") in connection with the Merger. Promptly after the Effective Time, Cal Pro will deposit in trust with the Exchange Agent certificates representing the number of Cal Pro Shares to which the holders of ImaginOn Shares are entitled to receive in the Merger together with cash sufficient to pay for fractional shares. Upon receipt of such stock certificates and letter of transmittal, the Exchange Agent will issue a stock certificate evidencing the Cal Pro Shares to the registered holder or his transferee for the number of Cal Pro Shares that person is entitled to receive as a result of the merger, together with cash in lieu of any fractional share. No interest will be paid or accrued on the amounts payable upon the surrender ImaginOn stock certificates.

         Shareholders of ImaginOn Should Not Submit Their Stock Certificates for Exchange Until the Instructions and Letter of Transmittal are Received
         -----------------------------------------------------------------------
         If any certificate for the Cal Pro Shares is to be issued to a person other than the person in whose name the certificate for the ImaginOn Shares surrendered in exchange therefor is registered, it will be a condition of such issuance that the stock certificate so surrendered be properly endorsed and otherwise in proper form for transfer, and that the person requesting such issuance (i) pay in advance any transfer or other taxes required by reason of the issuance of certificates for the Cal Pro Shares or a check representing cash for a fractional share to a person other than the registered holder of the ImaginOn stock certificate surrendered or (ii) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

         After the Effective Time, there will be no further transfers on the stock transfer books of ImaginOn of the ImaginOn Shares that were outstanding immediately prior to the Effective Time. If a certificate representing such shares is presented for transfer, subject to compliance with the requisite transmittal procedures, it will be cancelled and exchanged for the applicable number of Cal Pro Shares and cash for any fractional share amount.

         Each certificate representing ImaginOn Shares immediately prior to the Effective Time will, at the Effective Time, be deemed for all purposes to represent only the right to receive the number of shares of the Cal Pro Shares into which the ImaginOn Shares represented by such certificate were converted in the Merger.

         Until a certificate which formerly represented ImaginOn Shares is actually surrendered for exchange and received by the Exchange Agent, the holder thereof will not be entitled to vote or receive any dividends or other distributions with respect to Cal Pro Common Stock payable to holders of record after the Effective Time. Subject to applicable law, upon such surrender of ImaginOn stock certificates such dividends or other distributions will be remitted (without interest) to the record holder of certificates for the Cal Pro Shares issued in exchange therefor.

         Any certificates for the Cal Pro Shares and cash sufficient to pay for fractional shares delivered or made available to the Exchange Agent and not exchanged for ImaginOn stock certificates within six months after the Effective Time will be returned by the Exchange Agent to Cal Pro, which will thereafter act as Exchange Agent. None of Cal Pro, ImaginOn or the Exchange Agent will be liable to a holder of ImaginOn Shares for any of the Cal Pro Shares, dividends or other distributions thereon or cash in lieu of fractional shares delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         No Fractional Shares
         --------------------
         No fractional shares of Cal Pro Common Stock will be issued in connection with the Merger. All fractional shares of Cal Pro Common Stock to which a holder of ImaginOn Shares immediately prior to the Effective Time would otherwise be entitled at the Effective Time will be aggregated. If a fractional share results from such aggregation, the ImaginOn shareholder will be entitled to receive from Cal Pro an amount in cash equal to the Average Price multiplied by the fraction of a share of Cal Pro Common Stock which the ImaginOn shareholder would otherwise have received. Except for such payment, no ImaginOn shareholder will be entitled to any dividends or other distributions or other rights of shareholders with respect to any fractional interest.

         Treatment of Outstanding ImaginOn Options and Warrants
         ------------------------------------------------------
         At July 31, 1998, a total of 1,000,000 shares of ImaginOn Common Stock were reserved for issuance upon the exercise of outstanding options and warrants. Cal Pro has agreed to assume all of ImaginOn's obligations on the options and warrants in accordance with their terms and conditions as in effect at the Effective Time, except that (i) all actions to be taken thereunder by the Board of ImaginOn or a committee thereof shall be taken by the Board of Cal Pro or a committee thereof, and (ii) each option or warrant shall thereafter evidence the right to purchase only the number of whole shares of Cal Pro Common Stock (rounded to the nearest whole share) which would have been issued if the ImaginOn Shares represented by the option or warrant had been outstanding at the Effective Time at an exercise price per share of Cal Pro Common Stock (rounded to the nearest cent) equal to the exercise price per share of ImaginOn Common Stock applicable to such option divided by the exchange ratio as finally determined by the parties.

         Conditions to the Merger
         ------------------------
         In addition to customary conditions, the obligations of Cal Pro, ImaginOn and the Merger Subsidiary to consummate the Merger are subject to the satisfaction or, where permitted, waiver of certain other conditions, including
(a) the absence of any action, suit or proceeding to restrain, modify, enjoin or prohibit the carrying out of the transactions contemplated by the Merger Agreement; (b) the receipt of officer certificates; and (c) the receipt of material comments and approvals.

         In addition, Cal Pro's obligation to consummate the Merger is subject to various additional conditions, including (a) ImaginOn shall have performed all of its covenants under the Merger Agreement in all material respects; (b) all of ImaginOn's representations and warranties in the Merger Agreement shall be true and correct in all material respects as if made on the Closing Date; provided, that this condition will be satisfied even if such representations and warranties are not true and correct unless the failure of any of the representations to be so true and correct would have or would likely have a material adverse effect on ImaginOn; (c) the absence of any material adverse change with respect to ImaginOn; and (d) approval and adoption of the Merger Agreement by a majority of the shares of Cal Pro Common Stock voting on such proposal at the Meeting.

         ImaginOn's obligation to consummate the Merger is subject to various additional conditions, including (a) Cal Pro shall have performed all of its covenants under the Merger Agreement in all material respects; (b) all of Cal Pro's representations and warranties in the Merger Agreement shall be true and correct in all material respects as if made on the Closing Date; provided, that this condition will be satisfied even if such representations and warranties are not true and correct unless the failure of any of the representations to be so true and correct would have or would likely have a material adverse effect on Cal Pro; (c) the absence of any material change with respect to Cal Pro; (d) no dissenter's right shall have been exercised by any ImaginOn shareholder; and (e) quotations of Cal Pro's Common Stock shall be available through a system maintained by the National Association of Securities Dealers or as otherwise available to registered brokers-dealers.

         Management and Operations After the Merger
         ------------------------------------------
         Subject to the ultimate authority and responsibility of the Cal Pro Board, and to the interests of the stockholders of Cal Pro, Cal Pro currently intends to operate ImaginOn as an autonomous subsidiary. Although no concrete program has been written, it is planned that the respective skills and expertise of Cal Pro and its subsidiaries and of ImaginOn will be interchanged so that each company will benefit from the experience and knowledge of the other, enriching the development of the overall company. Cal Pro is expected to change its name to ImaginOn, Inc. and ImaginOn is expected to change its name to ImaginOn Technology Incorporated.

         As of the Effective Time, Cal Pro or its subsidiaries shall employ all of the employees of ImaginOn.

         Cal Pro Board Following Merger
         ------------------------------
         Assuming approval of this Proposal Number Two, Cal Pro agreed in the Merger Agreement to nominate Mr. David M. Schwartz and his nominees, Mr. Leonard
W. Kain and Ms. Mary E. Finn, as directors of Cal Pro.

         Amendment of the Merger Agreement; Waiver of Conditions
         -------------------------------------------------------
         The respective Boards of Cal Pro, the Merger Subsidiary and ImaginOn, by written agreement, may at any time before or after the approval of the Merger Agreement by the Cal Pro stockholders amend the Merger Agreement. Each party may waive any inaccuracies in the representations or warranties of any other party contained in the Merger Agreement, waive compliance or performance by any other party with any covenants, agreements or obligations contained in the Merger Agreement or waive the satisfaction of any condition that is precedent to its performance under the Merger Agreement.

         Termination of Merger Agreement
         -------------------------------
         The Merger Agreement may be terminated and the Merger abandoned, at any time prior to the Effective Time, whether before or after the approval by the Cal Pro stockholders, (i) by the mutual consent of Cal Pro and ImaginOn; (ii) by either Cal Pro or ImaginOn if the transactions contemplated by the Merger Agreement have not been consummated by August 31, 1998, unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by it; (iii) by either Cal Pro or ImaginOn if the consummation of the Merger would violate any nonappealable final order, decree or judgment of any court or governmental body or agency having competent jurisdiction; or (iv) by Cal Pro or ImaginOn if the Board for either reasonably determines that the respective schedules of the other are not acceptable.

         Fees and Expenses
         -----------------
         Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such costs or expenses.

         Certain Covenants
         -----------------
         The Merger Agreement provides that neither party will directly or indirectly (i) solicit or initiate discussions with or (ii) enter into any negotiations with, or furnish any information that is not publicly available to, any third party concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction involving the other, provided, however, that either party may take the actions prohibited by (ii) above if such action is taken by, or upon the authority of, its respective Board in the exercise of good faith judgment as to is fiduciary duties to its stockholders, which judgment is based upon the advice of independent, outside legal counsel that a failure of the Board to take such action would be likely to constitute a breach of its fiduciary duties to such stock holders. Both parties have agreed to notify the other promptly in writing if it receives any inquiries or proposals with respect to an Acquisition Proposal.

         Under the Merger Agreement, both parties are generally obligated prior to the Effective Time to conduct its operations in the ordinary and usual course of business consistent with past and current practices, to notify the other of changes in the normal course of its business and to refrain from taking certain actions without the consent of the other, including, among other matters, issuing stock (subject to certain exceptions), declaring dividends, or entering into transactions outside the ordinary course of business.

         Indemnification and Directors' and Officers' Insurance for ImaginOn
         -------------------------------------------------------------------
         Cal Pro and ImaginOn agreed in the Merger Agreement to indemnify after the Effective Time ImaginOn's current and former officers and directors for claims made against such persons because they were a shareholder, director, officer, employee or agent of ImaginOn or serving at the request of Cal Pro or any subsidiary as a director, officer, employee or agent of another entity; provided, however, ImaginOn and Cal Pro will have no obligation to indemnify such a person (a) if the indemnification is prohibited by law or (b) if ImaginOn had breached a representation or warranty in the Merger Agreement with respect to the same matters for which indemnification is being sought, except if such person proves that he or she had no actual knowledge of such breach at the Effective Time. All rights of indemnification existing in favor of ImaginOn's officers and directors in ImaginOn's Certificate of Incorporation or Bylaws and in any agreement between ImaginOn and any such officer or director will continue after the Effective Time.

         Certain Regulatory Matters
         --------------------------
         Consummation  of  the  merger  is  not  conditioned   upon  receipt  of
regulatory and other governmental approvals.

         Potential Resales of Cal Pro Shares Received in the Merger
         ----------------------------------------------------------
         The Cal Pro Shares to be issued to ImaginOn shareholders in connection with the Merger will be "Restricted Securities" as that term is defined in Rule 144 under the Securities Act and, in the future, may be sold only in compliance with Rule 144 or other exemptions from registration under the Securities Act, the availability of which must be established by the holder to the satisfaction of Cal Pro, unless the Cal Pro Shares issued to ImaginOn shareholders are covered by an effective registration statement under the Securities Act.

         In general, under Rule 144, as currently in effect, any holder of Restricted Shares, including an Affiliate of the Company, as to which at least one year has elapsed since the later of the date of the acquisition of such Restricted Shares from the Company or an Affiliate, is entitled within any three-month period to sell a number of shares that does not exceed the greater of 1% of the then-outstanding shares of Common Stock or the average weekly trading volume of the Common Stock in the Nasdaq SmallCap Market during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about the Company. Affiliates of the Company must comply with the requirements of Rule 144 (except for the one-year holding period requirement) in order to sell shares of Common Stock which are not "restricted securities".

         Further, Rule 144(k) a person who holds Restricted Shares as to which at least two years have elapsed since the date of their acquisition from the Company or an Affiliate, and who is not deemed to have been an Affiliate of the Company at any time during the three months preceding a sale, is entitled to sell such shares under Rule 144 without regard to volume limitations, manner of sale provisions, notice requirements or availability of current public information concerning the Company.

         Nasdaq SmallCap Listing of the Cal Pro Shares and Change of Ticker
         Symbol
         ------------------------------------------------------------------
         Cal Pro, as soon as practicable after the Effective Time, will apply for listing on Nasdaq SmallCap Market of the Cal Pro Shares to be issued in connection with the Merger and upon the exercise of ImaginOn stock options and will change its ticker symbol to IMON.

         Accounting Treatment
         --------------------
         ImaginOn will record the transaction as an acquisition and recapitalization. Accordingly, for accounting purposes, Imaginon is assumed to be the acquirer. Subsequent to the transaction, the historical financial statements will be those of ImaginOn.

         Federal Income Tax Consequences
         -------------------------------
         The Merger is intended to be a tax-free reorganization for federal income tax purposes so that no gain or loss will be recognized by the ImaginOn shareholders, except for cash received in lieu of fractional shares or as a result of appraisal rights.

         The federal income tax consequences of the Merger to the ImaginOn shareholders will be as follows:

         1. The Merger will  constitute a  reorganization  within the meaning of
Section 368(a)(2)(E) of the Code;


         2. No gain or loss will be recognized to the shareholders of ImaginOn upon their receipt of the Cal Pro Shares in exchange for their ImaginOn Shares;

         3. The basis of the Cal Pro Shares to be received by the shareholders of ImaginOn in the Merger will be the same basis of such shareholders in the ImaginOn Shares exchanged for such Cal Pro Shares (reduced by any amount allocable to fractional share interests for which cash is received);

         4. The holding period of the Cal Pro Shares to be received by the shareholders of ImaginOn will not include the period during which they held their ImaginOn Shares exchanged for the Cal Pro Shares; and

         5. Neither Cal Pro nor ImaginOn will recognize gain or loss as a result of the Merger.


         Cash received in the Merger by an ImaginOn shareholder in lieu of a fractional Cal Pro Share will be treated under Section 302 of the Code as having been received by the ImaginOn shareholder in exchange for such fractional share, and the ImaginOn shareholder generally will recognize capital gain or loss in such exchange equal to the difference between the cash received and such shareholder's basis allocable to the fractional share.


         As a result of the Merger, there will be no federal income tax consequences to the stockholders of Cal Pro.


         THE FOREGOING SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES IS NOT INTENDED TO CONSTITUTE ADVICE REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO ANY HOLDER OF IMAGINON SHARES. FURTHER, NEITHER CAL PRO NOR IMAGINON HAS REQUESTED OR WILL REQUEST ANY RULING FROM THE INTERNAL REVENUE SERVICE AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. THIS SUMMARY DOES NOT DISCUSS TAX CONSEQUENCES UNDER THE LAWS OF STATE OR LOCAL GOVERNMENTS OR OF ANY OTHER JURISDICTION OR TAX CONSEQUENCES TO CATEGORIES OF STOCKHOLDERS THAT MAY BE SUBJECT TO SPECIAL RULES, SUCH AS FOREIGN PERSONS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, FINANCIAL INSTITUTIONS AND DEALERS IN STOCKS AND SECURITIES. EACH HOLDER OF IMAGINON SHARES IS URGED TO OBTAIN, AND SHOULD RELY UPON, HIS OWN TAX ADVICE.

IMAGINON MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION


THIS SECTION MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS, WHICH REPRESENT THE REGISTRANT'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO,
STATEMENTS CONCERNING THE REGISTRANT'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTENT ," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS BY THEIR NATURE INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE REGISTRANT'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICE AND OTHER FACTORS DISCUSSED HEREIN.

         Overview
         --------
         During 1996, the company concentrated on developing its intellectual property position. A U.S. Patent application covering ImaginOn's "Transformational Database Processing and Playback" (TDPP) technology was filed in December, 1996.

         During 1997, the company hired its core staff, set up its offices and commenced the development of its twelve current tools, which together, constitutes what ImaginOn refers to as its "Content Management Systems", or "CMS". During this same period ImaginOn developed software applications based on its technology and began field testing those applications. Marketing activities have been limited to trade show participation within the booths of Intel and Sun Microsystems and website development. ImaginOn anticipates revenues from WorldCities 2000 (an internally developed consumer product based upon ImaginOn's proprietary technology) and WebZinger (an internally developed productivity tool) commencing during the first quarter of 1999. ImaginOn anticipates revenue from its CMS packages commencing during the fourth quarter of 1999.

         Upon conclusion of the Merger, ImaginOn believes it will have sufficient cash resources, without the sale of any products or the raising of any additional funds, to operate into the second quarter of 1999. ImaginOn anticipates the infusion of additional capital before such date and revenue from sales commencing in the first quarter of calendar 1999 as discussed in the preceding paragraph. However, whether ImaginOn will be able to raise such funds is uncertain. ImaginOn has not finished the development of all of its products and has not yet received any revenues from its products.

         Management's Plan of Restructure
         --------------------------------
         In August 1997, after discussing ImaginOn's financing needs with numerous private equity investors, ImaginOn determined it was in the best interest of the company to merge with Cal Pro to take advantage of Cal Pro's status as a registered public company and utilize its investor contacts. ImaginOn signed an Agreement and Plan of Merger as of January 30, 1998 whereby there would be an exchange of 100% of the outstanding shares of ImaginOn for an amount equal to 60% of the outstanding post-merger common stock of Cal Pro.

         ImaginOn has developed and manufactured a general purpose software application, named "WebZinger" for internet browsers. WebZinger mediates Web searches for both naive and sophisticated users, increasing efficiency and saving time. ImaginOn's core technology, TDPP, has enabled the creation of a new class of business and consumer products; a hybrid of local and remote database content with seamless real-time access to video, audio, graphics and text. ImaginOn has designed twelve software tools based on TDPP. The first software title "World Cities 2000 San Francisco," an interactive travelogue ImaginOn expects will be available for sale during the first quarter of 1999.

         ImaginOn expects WebZinger will be marketed during the first quarter of 1999 via electronic downloads from multiple websites by distributors who specialize in that channel. In addition, WebZinger will be distributed on CD-ROM within conventional retail channels. ImaginOn has entered into a co-marketing arrangement with AT&T whereby the WebZinger CD includes the built-in option of using AT&T WorldNet as an internet service provider. WebZinger can also be purchased through Netscape's Software Depot and Testdrive Com. Additionally, co-marketing arrangements are under negotiation with other leading software providers.

         Upon conclusion of the Merger, ImaginOn believes it will have sufficient cash resources, without the sale of any products or the raising of any additional funds, to operate into the second quarter of 1999. ImaginOn has developed a business and marketing plan whereby in order to complete additional products and initiate marketing programs it would require approximately $1.7 million over the next twelve months. ImaginOn currently estimates these expenditures will be made in the following areas:

Production and Product Development .........................          $  280,000

Marketing/Advertising/Sales/Trade Shows ....................             220,000

Salaries ...................................................             681,000

Office Space ...............................................             101,000

Consultants ................................................             249,000

Other Fixed Expenses .......................................              56,000

Other Variable Expenses ....................................             120,000
                                                                      ----------
                   Total ...................................          $1,707,000

         ImaginOn anticipates the infusion of additional funds from investors upon the conclusion of the Merger. Cal Pro expects to raise funds through the sales of additional equity securities, either in private or public transactions. Whether Cal Pro will be able to raise such funds is uncertain. To date, ImaginOn has not received any revenues from its products. ImaginOn anticipates starting to receive revenue from the sale of WorldCities 2000 and WebZinger during the first quarter of 1999.


         Plant and Equipment
         -------------------
         ImaginOn does not anticipate a need to significantly increase its expenditures on plant, equipment or personnel at any time prior to the first quarter of 2000. Decisions with respect to expenditures in these areas after such dates will depend on the success of ImaginOn's products in the marketplace.

         Plan of Operation
         -----------------

                  (a) ImaginOn will have as a result of the merger with Cal Pro, effective at the time of the Merger, approximately $1,000,000 net of existing liabilities to satisfy its cash requirements. ImaginOn has developed a business and marketing plan whereby in order to complete additional products and initiate marketing programs it would require approximately $1.7 million over the next twelve months. It is anticipated that the expenditures will be made in the following areas:

         Production and Product Development .....................      $ 280,000

         Marketing/Advertising/Sales/Trade Shows ................        220,000

         Salaries ...............................................        681,000

         Office Space ...........................................        101,000

         Consultants ............................................        249,000

         Other Fixed Expenses ...................................         56,000

         Other Variable Expenses ................................        120,000
                                                                      ----------
                                 Total .............................. $1,707,000

                  ImaginOn anticipates the infusion of additional funds from investors upon the conclusion of the Merger. Cal Pro expects to raise funds through the sales of additional equity securities, either in private or public transactions. Whether Cal Pro will be able to raise such funds is uncertain.

                  After the Merger, Cal Pro will continue its relationship with its business and financial consultant who previously assisted the Company in completing $2.0 million of private placements as disclosed in footnote 4 to the June 30, 1998 Form 10-QSB. The consultant has advised the Company that it has commitments from accredited investors to complete an additional private placement upon Cal Pro stockholder approval of the Merger.

                  If the Merger is approved, additional funds to satisfy ImaginOn's cash requirements may arise from (a) the exercise of 1,870,000 Cal Pro public warrants at the current exercise price of $1.50 per share, expiring December 31, 1998, (b) the exercise of outstanding ImaginOn warrants and options, or (c) private or public equity placements.

                  To date, ImaginOn has not received any revenues from its products. ImaginOn anticipates starting to receive revenue from the sale of WorldCities 2000 and WebZinger during the first quarter of 1999.

                  (b) ImaginOn will be completing the product development for its WorldCities 2000 interactive travelogues. The travelogues are a form of virtual tourism that allows the user to navigate real cities as if they, themselves, were driving the car through the city. An on screen button labeled "Go Online Now" instantly connects the user to the web page most relevant to the view ahead. By the end of 1998, ImaginOn anticipates two cities will be completed: San Francisco and New York. ImaginOn anticipates revenues from these products will commence during the first quarter of 1999. London, Paris and Sydney, Australia, are the next cities being considered although a development schedule for these locations has not been determined.

                  ImaginOn also expects to receive revenue from the sale of its WebZinger product commencing during the first quarter of 1999.

                  As sales increase, the most significant change in the expenses of ImaginOn will be the "Cost of Goods" components. The Cost of Goods is expected to be approximately 15% of the per unit revenue. There also will be increased expenses in terms of commissions payable and other promotional expenses.

                  Additionally, ImaginOn will continue to develop improvements to its existing software tools.

                  (c) ImaginOn has no plan for the purchase or sale of any significant assets.


                  (d) ImaginOn currently has six employees. It could add two to three employees during the next twelve months depending upon the success of its projects.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

         On January 30, 1998, ImaginOn, Inc. (IMON or the Company) entered into an agreement and plan of merger with California Pro Sports, Inc. (Cal Pro) and its subsidiary, ImaginOn Acquisition Corp. (IAC). Cal Pro is a publicly traded non-operating entity. At closing, IMON's stockholders will receive approximately 60% of the post merger issued and outstanding Cal Pro common stock (approximately 19,000,000 shares) par value $.01 per share, in exchange for their IMON common stock. The Company plans to record this transaction as an acquisition and recapitalization. The following unaudited pro forma condensed statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 give effect to the transaction as if it had occurred effective January 1, 1997 and January 1, 1998, respectively. The following unaudited condensed balance sheet as of June 30, 1998 gives effect to the transaction as if it had occurred on June 30, 1998.

         These financial statements do not purport to present results which would actually have been obtained if the transaction had been in effect during the periods covered or any future results which may in fact be realized. These financial statements should be read in conjunction with the accompanying notes and the separate historical financial statements and notes thereto of California Pro Sports, Inc. and ImaginOn, Inc.

                         IMAGINON, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 1998

                                           California                     California
                                          Pro Sports,                     Pro Sports,
                                            Inc. and     Pre-merger         Inc. and                     Pro forma
                                          subsidiaries  adjustments       subsidiaries  ImaginOn, Inc.  adjustments
                                          (Historical)   (Note 2)         (As adjusted) (Historical)     (Note 3)        Pro forma
                                          ------------   ----------       ------------- -------------   -----------      ---------
           Assets
           ------
Current Assets:
   Cash .................................  $ 1,141,599   $  921,000  (A)  $  1,771,083   $    2,276     $ (125,000) (E)  $1,648,359
                                                           (291,516) (C)
   Accounts and notes
     receivable:
       Related parties ..................      376,004       90,000  (B)       466,004       10,045        (75,000) (D)     401,049
       Intercompany .....................      245,500                         245,500                    (245,500) (D)
   Prepaid expenses and other ...........       73,322                          73,322        4,177                          77,499
   Assets held for sale .................      904,358     (904,358) (B)
                                           -----------   ----------       ------------   ----------     ----------       ----------

       Total current assets .............    2,740,783     (184,874)         2,555,909       16,498       (445,500)       2,126,907

Property and equipment, net .............       68,660                          68,660        9,314                          77,974
Licenses and trademarks, net ............      612,253                         612,253                     (92,935) (E)     519,318
Goodwill, net ...........................       94,483      (94,483) (B)
                                           -----------   ----------       ------------   ----------     ----------       ----------

       Total assets .....................  $ 3,516,179   $ (279,357)      $  3,236,822   $   25,812     $ (538,435)      $2,724,199
                                           ===========   ==========       ============   ==========     ==========       ==========

   Liabilities and shareholders'
   -----------------------------
        equity (deficit)
        ----------------
Current liabilities:
   Notes payable:
       Related parties ..................                                                $  359,944     $  (75,000) (D)  $  284,944
       Intercompany .....................                                                   245,500       (245,500) (D)
   Accounts payable and accrued expenses:
       Trade ............................  $   291,516   $ (291,516) (C)                    309,788                         309,788
       Related party ....................                                                    22,660                          22,660
       Liabilities held for sale ........    1,345,696   (1,345,696) (B)
                                           -----------   ----------       ------------   ----------     ----------       ----------
       Total current liabilities ........    1,637,212   (1,637,212)                        937,892       (320,500)         617,392
                                            -----------   ----------       ------------   ----------     ----------       ----------

Minority interest .......................      420,266     (420,266) (B)
                                           -----------   ----------       ------------   ----------     ----------       ----------

Shareholders' equity:
   Preferred stock ......................      350,728      218,750  (A)  $    556,201                                      556,201
                                                            (13,277) (B)
   Common stock .........................       74,969        5,800  (A)       120,596      974,581       (784,976) (F)     310,201
                                                             39,827  (B)
   Warrants .............................      394,200                         394,200      385,511                         779,711
   Capital in excess of par .............   13,232,818      696,450  (A)    13,918,945                    (217,935) (E)   2,732,866
                                                            (10,323) (B)                               (10,968,144) (F)
   Accumulated deficit ..................  (11,777,026)      23,906  (B)   (11,753,120)  (2,272,172)    11,753,120  (F)  (2,272,172)
   Treasury stock .......................     (816,988)     816,988  (B)
                                           -----------   ----------       ------------   ----------     ----------       ----------

Total shareholders'
   equity (deficit) .....................    1,458,701    1,778,121          3,236,822     (912,080)      (217,935)       2,106,807
                                           -----------   ----------       ------------   ----------     ----------       ----------
                                           $ 3,516,179   $ (279,357)      $  3,236,822   $   25,812     $ (538,435)      $2,724,199
                                           ===========   ==========       ============   ==========     ==========       ==========

        See notes to unaudited pro forma condensed financial statements.

                         IMAGINON, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998


                                        California
                                        Pro Sports,
                                         Inc. and                      Pro forma
                                       subsidiaries  ImaginOn, Inc.   adjustments
                                       (Historical)   (Historical)      (Note 3)              Pro forma
                                      -------------   ------------   -------------           ------------

Revenues ..........................                   $         26                           $         26

Cost of revenues

   Gross profit ...................                             26                                     26
                                      ------------    ------------    ------------           ------------

Operating expenses:
   Research and development .......                        531,483                                531,483
   Sales and marketing ............   $      4,084         267,199    $     (4,084)   (G)         267,199
   Consulting fees, related parties         60,000                         (60,000)   (G)          90,000
                                                                            90,000    (H)
   General and administrative .....        821,547         112,383        (821,547)   (G)         112,383
                                      ------------    ------------    ------------           ------------

   Total operating expenses .......        885,631         911,065        (795,631)             1,001,065
                                      ------------    ------------    ------------           ------------

       Loss from operations .......       (885,631)       (911,039)        795,631             (1,001,039)

Interest expense and other ........        301,564          19,715        (301,564)   (G)          19,715
                                      ------------    ------------    ------------           ------------

Loss before minority interest .....     (1,187,195)       (930,754)      1,097,195             (1,020,754)

Minority interest .................         35,118                         (35,118)   (G)
                                      ------------    ------------    ------------           ------------

Net Loss ..........................   $ (1,222,313)   $   (930,754)   $  1,132,313           $ (1,020,754)
                                      ============    ============    ============           ============

Basic and diluted loss
  per share .......................   $      (0.17)                                          $      (0.03)
                                      ============                                           ============
Weighted average number of
  common shares outstanding .......      7,110,717                                    (I)      31,020,059
                                      ============                                           ============

        See notes to unaudited pro forma condensed financial statements.

                         IMAGINON, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                        California
                                        Pro Sports,
                                         Inc. and                      Pro forma
                                       subsidiaries  ImaginOn, Inc.   adjustments
                                       (Historical)   (Historical)      (Note 3)              Pro forma
                                      -------------   ------------   -------------           ------------
Revenues ..........................   $  9,087,767    $      4,665    $ (9,087,767)   (G)    $      4,665

Cost of Revenues ..................      7,445,344           1,035      (7,445,344)   (G)           1,035
                                      ------------    ------------    ------------           ------------

   Gross profit ...................      1,642,423           3,630      (1,642,423)                 3,630
                                      ------------    ------------    ------------           ------------

Operating expenses:
   Research and development .......                        547,531                                547,531
   Sales and marketing ............      1,253,670         208,588      (1,253,670)   (G)         208,588
   Consulting fees, related parties        210,000                        (210,000)   (G)         180,000
                                                                           180,000    (H)
   General and administrative .....      4,253,935         117,745      (4,253,935)   (G)         117,745
                                      ------------    ------------    ------------           ------------

   Total operating expenses .......      5,717,605         873,864      (5,537,605)             1,053,864
                                      ------------    ------------    ------------           ------------

       Loss from operations .......     (4,075,182)       (870,234)      3,895,182             (1,050,234)

Interest expense and other ........      2,011,339          76,278      (2,011,339)   (G)          76,278
                                      ------------    ------------    ------------           ------------

Loss before income taxes and
 minority interest ................     (6,086,521)       (946,512)      5,906,521             (1,126,512)

Income tax benefit ................       (166,404)                        166,404    (G)
                                      ------------    ------------    ------------           ------------

Loss before minority interest .....     (5,920,117)       (946,512)      5,740,117             (1,126,512)

Minority interest .................       (727,197)                        727,197    (G)
                                      ------------    ------------    ------------           ------------

Loss before extraordinary item ....   $ (5,192,920)   $   (946,512)   $  5,012,920           $ (1,126,512)
                                      ============    ============    ============           ============

Basic and diluted loss
 per common share before
 extraordinary item ...............   $      (0.94)                                          $      (0.04)
                                      ============                                           ============

Weighted average number of
  common shares outstanding .......      5,544,833                                    (I)      31,020,059
                                      ============                                           ============

        See notes to unaudited pro forma condensed financial statements.

                         IMAGINON, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS
               AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997 AND
                       THE SIX MONTHS ENDED JUNE 30, 1998


1.     Description of the transaction:

       On January 30, 1998, ImaginOn,  Inc.,  (IMON or the Company) entered into an agreement and plan of merger with  California Pro Sports,  Inc. (Cal
         Pro) and its subsidiary ImaginOn Acquisition Corp. (IAC). Cal Pro is a publicly traded non-operating entity. At closing, IMON's stockholders will receive approximately 60% of the post-merger outstanding common stock of Cal Pro (approximately 19,000,000 shares) in exchange for their IMON common stock. The Company plans to record this transaction as an acquisition and recapitalization. The unaudited pro forma condensed statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 reflect loss from continuing operations before extraordinary items and give effect to the transaction as if it had occurred effective January 1, 1997 and January 1, 1998, respectively. The unaudited condensed balance sheet as of June 30, 1998 gives effect to the transaction as if it had occurred June 30, 1998.

2.     Description  of  pre-merger   adjustments,   after  which  Cal  Pro  will
       have no substantial operations other than its sub-license operations:


       (A) To record the receipt of $400,000 cash from investors who acquired 500,000 shares of restricted common stock of Cal Pro and also includes the receipt of funds from accredited investors of $600,000 to purchase 600 shares of Series B Convertible Preferred Stock, less estimated fees associated with the offerings.


       (B) To record the purchase by USA Skate Corp., a subsidiary of Cal Pro, (Skate Corp.) of 884,667 Skate Corp. common shares in exchange for 1,327,000 shares of Cal Pro common stock held by Skate Corp. (included in treasury stock in the historical Cal Pro consolidated balance sheet), and to record a $90,000 receivable from two officers/shareholders of the Company in exchange for all of the outstanding shares of Skate Corp. common stock owned by Cal Pro. The $90,000 purchase price is based on the net book value of Cal Pro's investment in Skate Corp. This sale results in the elimination of minority interest, goodwill and previously consolidated assets and liabilities of Skate Corp. The two officers/shareholders are currently minority shareholders of Cal Pro and are not currently related to any persons involved in the operations of ImaginOn.


       (C)    To record the payment of all remaining liabilities of Cal Pro.

3.     Description of pro forma adjustments:

       (D)    To eliminate intercompany notes receivable and notes payables.


       (E) To record legal, accounting and other costs of the transactions. The Company as of June 30, 1998 accrued $92,935 of deferred acquisition costs and estimates that additional costs subsequent to June 30, 1998 will be approximately $125,000.

       (F) To record the transaction as a reverse acquisition. The purchase price applied to the reverse acquisition has been based on the net book values of the underlying assets of Cal Pro which the Company believes approximates the fair values of the assets. The remaining licenses and trademark costs carried forward bay Cal Pro consists of:

               California Pro license and trademark costs ...   $345,454
               Kemper license and trademark costs ...........    173,864
                                                                --------
                                                                $519,318
                                                                ========

              The California Pro and Kemper licenses and trademark costs will be amortized on the straight-line method over the remaining estimated useful lifes of approximately 11 years.


       (G) To reflect the reverse merger as if it had occurred in January 1, 1997. Since Cal Pro will be a non-operating entity at the date of the transaction, none of the revenues or expenses of Cal Pro would have resulted during the periods had the transaction occurred on January 1, 1997. Accordingly, the adjustment reflects the removal of these revenue and expense items.

       (H) To record consulting fees of $15,000 per month under a consulting agreement between IMON and two officers/shareholders of Cal Pro that will become effective on the date of the merger.

       (I) Pro forma weighted average number of common shares outstanding represents the total number of common shares that will be outstanding immediately after the merger. The outstanding options, warrants and convertible securities are not considered in the pro forma calculations as they would decrease pro forma loss per common share. Therefore, basic loss per share is equivalent to diluted loss per share.

MARKET PRICE DATA

         On October 20, 1997, the last full trading day prior to the public announcement of the proposed Merger, the last reported bid/ask prices of the Cal Pro Common Stock on the Nasdaq SmallCap Market were $3.0625 and $2.84375 per share, respectively.

COMPARATIVE RIGHTS OF CAL PRO STOCKHOLDERS AND IMAGINON SHAREHOLDERS

         If the Merger is consummated, holders of ImaginOn Common Stock will become holders of Cal Pro Common Stock and the rights of the former ImaginOn shareholders will be governed by the laws of the State of Delaware and by the Cal Pro Certificate of Incorporation and by the Cal Pro Bylaws, as amended (the "Cal Pro Bylaws"). The rights of Cal Pro stockholders under the Cal Pro Certificate of Incorporation and the Cal Pro Bylaws differ in certain respects from the rights of the ImaginOn shareholders under the ImaginOn Certificate of Incorporation and the ImaginOn Bylaws. Certain differences between the rights of Cal Pro stockholders and ImaginOn shareholders are summarized below. THIS
SUMMARY IS  QUALIFIED  IN ITS  ENTIRETY  BY  REFERENCE  TO THE FULL TEXT OF SUCH
DOCUMENTS. For information as to how such documents may be obtained, see "Available Information."

         Business Combinations
         ---------------------
         Generally, under the Delaware General Corporation Law (the "DGCL"), the approval by the affirmative vote of a majority of the outstanding stock (or, if the certificate of incorporation provides for more or less than on vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation's assets to be consummated.

         Generally, under the California General Corporation Law (the "CGCL"), the approval by the affirmative vote of a majority of the outstanding shares (unless the articles of incorporation require a greater majority or the approval of other classes) of a corporation entitled to vote on the matter is required for the consummation of a merger or sale, lease or exchange of all or substantially all of the corporation's assets.

         Appraisal Rights
         ----------------
         Under the DGCL, except as otherwise provided by the DGCL, stockholders have the right to demand and receive payment of the fair value of their stock in the event of a merger or consolidation. However, except as otherwise provided by the DGCL, holders of listed stock do not have appraisal rights if, among other things, the consideration they receive for their shares consists of (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders, (iii) cash in lieu of fractional shares of the corporations described in clause (i) or (ii) of this sentence, or (iv) any combination of shares of stock and cash in lieu of fractional shares described in the foregoing clauses (i), (ii) and (iii).

         Pursuant to the CGCL, shareholders of a corporation have the right to demand and receive payment of the fair value of the shares in the event of a merger or reorganization. In order to exercise such rights, shareholders must comply with the procedural requirements for appraisal rights described in the CGCL.

         However,  except as otherwise  provided by the CGCL,  holders of shares
(a) listed on any national securities exchange certified by the Commissioner of Corporations or (b) listed on the list of OTC margin stock issued by the Board of Governors of the Federal Reserve System, do not have appraisal rights.

         State Takeover Legislation
         --------------------------
         DELAWARE BUSINESS COMBINATION LAW. Section 203 of the DGCL (the "Delaware Business Combination Law") generally prohibits any business combination (defined to include a variety of transactions, including (i) mergers and consolidations, (ii) sales or dispositions of assets having an aggregate market value equal to 10% or more of the aggregate market value of the corporation determined on a consolidated basis, (iii) issuances of stock (except for certain pro rata and other issuances) and (iv) disproportionate benefits from the corporation (including loans and guarantees) between a Delaware corporation and any interested stockholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation (including a person who has an agreement or understanding for the voting of such stock with a person who beneficially owns 15% or more of such voting stock)) for a period of three years after the date on which the interested stockholder became an interested stockholder. The restrictions of the Delaware Business Combinations Law do not apply, however,
(A) if, prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder's becoming an interested stockholder, (B) if, upon consummation of the transaction resulting in such stockholder's becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation at the time the transaction was commenced (excluding for the purposes of determining the number of shares outstanding, shares owned by person who are directors and also officers and by certain employee plans of the corporation), (C) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds of the shares not involved in the transaction or (D) under certain other circumstances.

         In addition, a Delaware corporation may adopt an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by the Delaware Business Combination Law if, in addition to any other vote required by law, such amendment is approved by the affirmative vote of a majority of the shares entitled to vote. Such amendment will not, however, be effective until 12 months after such stockholder vote and will not apply to any business combination with an interested stockholder who was such on or prior to the effective date of such amendment. Cal Pro has not amended the Cal Pro Bylaws to elect not to be governed by the Delaware Business Combination Law. The Cal Pro Board, however, has approved the Merger and the Merger Agreement and, as a result, the restrictions of the Delaware Business Combination Law do not apply to the Merger. See "The Merger-- Agreement of Cal Pro Board to Vote in Favor of the Merger."

         CALIFORNIA BUSINESS COMBINATION LAW. California does not have a similar provision.

         Amendments to Charters
         ----------------------
         Under the DGCL, unless otherwise provided in the charter, a proposed charter amendment requires an affirmative vote of a majority of all votes entitled to be cast on the matter. If any such amendment would adversely affect the right of any holders of shares of a class or series of stock, the vote of the holders of a majority of all outstanding shares of the class or series, voting as a class, is also necessary to authorize such amendment. The DGCL requires an affirmative vote of a majority of the total number of shares outstanding and entitled to vote thereon to amend the Cal Pro Certificate of Incorporation. The Cal Pro Certificate of Incorporation provides that it may be amended, at any time, in the manner prescribed by the DGCL.

         Pursuant to CGCL, once shares have been issued, a proposed amendment of the articles of incorporation requires the approval of the board of directors and the affirmative vote of a majority of outstanding shares entitled to vote on the matter, unless otherwise provided in the articles of incorporation. If any such amendment would adversely affect the rights of any holders of shares of a class or series of shares, the vote of the holders of a majority of all outstanding shares of such class of shares (and, in some cases, a super majority), voting as a class, is also necessary to authorize such amendment. The CGCL requires an affirmative vote of a majority of the total number of shares outstanding and entitled to vote thereon to amend the ImaginOn articles of incorporation. The ImaginOn articles of incorporation may be amended in the manner prescribed by the CGCL.

         Amendments to Bylaws
         --------------------
         Under the DGCL, the power to adopt, alter and repeal the bylaws is vested in the stockholders, except to the extent that the charter or the bylaws vest it in the board of directors.

         The Cal Pro Bylaws may be amended or repealed by either the affirmative vote of the stockholders at an annual meeting, without previous notice, or at a special meeting, with notice of the proposed amendment or repeal, or by the vote of a majority of the directors then in office, acting at any meeting of the Cal Pro Board.

         Pursuant to CGCL, the power to adopt, alter and repeal the bylaws is vested in either the shareholders or the board of directors, except (i) as limited by the articles of incorporation and (ii) that shareholder approval is required to amend (a) the minimum or maximum number of directors, or (b) changing from a fixed to a variable board (or vice versa). The ImaginOn bylaws may be amended or repealed by either the affirmative vote of the shareholders in an annual meeting, without previous notice, or a special meeting, with notice of the proposed amendment or repeal; or by the vote of a majority of the directors then in office at a meeting of the board.

         Preemptive Rights
         -----------------
         Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Cal Pro Certificate of Incorporation does not provide for preemptive rights.

         Pursuant to the CGCL, a shareholder does not possess preemptive rights unless such rights are specifically granted in the articles of incorporation. The ImaginOn articles of incorporation do not provide for preemptive rights.

         Redemption of Capital Stock
         ---------------------------
         Under the DGCL, subject to certain limitations, a corporation's stock may be made subject to redemption by the corporation at its option, at the option of the holders of such stock or upon the happening of a specified event. Cal Pro may, at its option and at the discretion of the Cal Pro Board, redeem at any time, in whole or in part, the outstanding shares of the Cal Pro Series B Preferred Stock if the Current Market Price is less than the Current Market Price on July 16, 1998. The redemption price for each share of Cal Pro Series B Preferred Stock shall be $1,350, together with all accrued and unpaid dividends thereon to date of redemption. Cal Pro may, at its option and at the discretion of the Cal Pro Board, redeem at any time, in whole or in part, the outstanding shares of Cal Pro Series C Preferred Stock if the Current Market Price is less than the Current Market Price on July 30, 1998. The redemption price for each share of Cal Pro Series C Preferred shall be $1,350 together with all accrued and unpaid dividends thereon to date of redemption. "Current Market Price" on any date of determination means the closing price of Cal Pro Common Stock on such day as reported on Nasdaq.

         Pursuant to the CGCL, a corporation's shares may be redeemed to the extent provided for in the articles of incorporation, subject to certain limitations, including the limitations described in "Dividend Sources" below. The CGCL also permits a corporation to enter into an agreement for the repurchase of shares, if the articles of incorporation do not prohibit such agreements (subject to the limitations noted in the preceding sentence.) The ImaginOn articles of incorporation do not provide for the redemption of shares.

         Dividend Sources
         ----------------
         Under the DGCL, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its certificate of incorporation, either (i) out of surplus or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under the DGCL, no distribution out of net profits is permitted, however, if the corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired.

         Pursuant to CGCL, a board of directors may authorize a corporation to make distributions to its shareholders if (a) retained earnings exceed the amount of the proposed distribution, or (b) the corporation's assets would be at least equal to 1 1/4 times its liabilities and current assets would be at least equal to current liabilities (or as otherwise permitted by the CGCL). No distribution of net profits is permitted, however, if after the distribution the corporation is likely to be unable to meet its liabilities as they mature.

         Duration of Proxies
         -------------------
         Under the DGCL and the Cal Pro Bylaws, no proxy is valid for more than three years after its date unless otherwise provided in the proxy.

         Pursuant to CGCL, a proxy may continue for whatever term is specified in the proxy. If no term is stated in the Proxy, it expires automatically at the end of 11 months after the date of execution. Pursuant to the ImaginOn bylaws, no proxy is valid more than 11 months after its date of execution.

         Stockholder Action
         ------------------
         Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and with a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. The Cal Pro Bylaws permit stockholder action to be taken by a majority written consent.

         Pursuant to the CGCL, or as otherwise provided in the articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which shares entitled to vote thereon were present and voted. The ImaginOn bylaws permit shareholders' action to be taken by a majority written consent.

         Special Stockholder Meetings
         ----------------------------
         The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Cal Pro Bylaws provide that special meetings may be called by the Chairman, President, any Vice President, the Secretary, the Board or holders of a majority of the outstanding voting shares.

         The CGCL provides that a special meeting of shareholders may be called by the board, the chairman of the board, the president or the holders of shares entitled to cast not less than ten percent of the votes at the meeting, or such additional persons as may be specified in the articles of incorporation or bylaws. The ImaginOn bylaws provide that special meetings may be called by the chairman of the board, the president, or holders of shares entitled to cast not less than ten percent of the votes at the meeting.

         Cumulative Voting
         -----------------
         The DGCL permits cumulative voting. The Cal Pro Bylaws do not permit cumulative voting.

         The  CGCL  permits   cumulative  voting.  The  ImaginOn  bylaws  permit
cumulative voting.

         Number and Election of Directors
         --------------------------------
         The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The Cal Pro Bylaws provide that the number of directors of Cal Pro shall be not less than one until changed in accordance with applicable law. The exact number of directors shall be fixed from time to time, within the limit specified, by resolution of the Cal Pro Board. Subject to the foregoing provisions for changing the exact number of directors, the number of directors has been fixed at three. Each of the directors of Cal Pro shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

         The DGCL permits the certificate of incorporation of a corporation or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring the same year. Cal Pro does not have a classified board of directors.

         The CGCL provides that the bylaws of a corporation must contain provisions governing the number of directors, who shall be elected annually by the shareholders, except that under certain circumstances the articles of incorporation may provide for the election of certain directors. The bylaws may contain a minimum number or maximum number of directors with the exact number fixed by the approval of the board of directors or the shareholders. The number of directors may not be changed without the approval of the shareholders. The ImaginOn bylaws provide that the number of directors of ImaginOn shall not be less than three nor more than five. The minimum or maximum number may only be changed by the affirmative vote of a majority of the outstanding shares. The bylaws provide that the fixed number of directors may be changed by the shareholders or by resolution of the ImaginOn board of directors. Subject to the foregoing provisions for changing the fixed number of directors, the number of directors has been fixed at three. Each of the directors of ImaginOn shall hold office until their successors shall have been duly elected and shall qualify or until he shall resign or shall been removed in the manner described below. The CGCL permits the articles of incorporation or bylaws adopted by the shareholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office or no two classes expiring the same year. ImaginOn does to have a classified Board of Directors.

         Removal of Directors
         --------------------
         The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, except that (i) members of a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

         The CGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the outstanding shares then entitled to vote at an election of directors; provided that (a) in the case of a corporation having cumulative voting, unless the entire board is removed at the same time, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director under cumulative voting, and (b) where there is class voting, a director representing a particular class cannot be removed except by the required vote of such class at an election of the entire board of directors or of the class of directors of which such director is a part. The ImaginOn bylaws provide that directors may only be removed in accordance with the CGCL.

         Vacancies
         ---------
         Under the DGCL, unless otherwise provided in the certificate of incorporation or the bylaws, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class, or by the sole remaining director so elected. In the case of a classified board, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at lease ten percent of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

         The Cal Pro Bylaws provide that any vacancy or newly created directorship in the Cal Pro Board may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed as described above in "Removal of Directors."

         Pursuant to CGCL, unless otherwise provided in the articles of incorporation or bylaws and except for a vacancy created by removal of a director, vacancies on the board may be filled by approval of the board or, if the number of directors then in office is less than a quorum, by (a) the unanimous written consent of directors then in office; (b) the affirmative vote of a majority of directors then in office at a meeting held pursuant to the CGCL; or (c) a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any director may be removed without cause if the removal is approved by the outstanding shares, subject to certain limitations. The ImaginOn bylaws provide that any vacancy may be filled in accordance with the CGCL. Each director so chosen to fill a vacancy shall hold office until his successor has been duly elected and qualified.

         Indemnification
         ---------------
         Under the DGCL, a corporation may not indemnify any director, officer, employee or agent made or threatened to be made party any threatened, pending or completed proceeding unless such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The Cal Pro Bylaws contain provisions which require Cal Pro to indemnify such persons to the full extent permitted by the DGCL and provided for in the Certificate of Incorporation.

         The DGCL also establishes several mandatory rules for indemnification. In the case of a proceeding by or in the right of the corporation to procure a judgment in its favor (e.g. a stockholder derivative suit), a corporation may indemnify an officer, director, employee or agent if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no person adjudged to be liable to the corporation may be indemnified unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court deems proper. A director, officer, employee or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys' fees.

         The DGCL states that a determination must be made that a director or officer has met the required standard of conduct before the director or officer may be indemnified. The determination may be made by (i) a majority vote of a quorum of disinterested directors, (ii) independent legal counsel (selected by the disinterested directors) or (iii) the stockholders.

         The DGCL requires Cal Pro to advance reasonable expenses to a director or officer after such person provides an undertaking to repay the corporation if it is determined that the required standard of conduct has not been bet. In addition, the Cal Pro Bylaws permit Cal Pro to advance expenses to other employees and agents in a similar manner.

         The indemnification and advancement of expenses described above under the DGCL are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Pursuant to the CGCL, a corporation may indemnify any director, officer or other agent from and against any threatened, pending or completed proceeding; provided that such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Indemnification may not be made where to do so appears to be inconsistent with (a) the provisions of the articles of incorporation, bylaws or other agreement in effect, or (b) a condition expressly imposed by a court approving a settlement. The ImaginOn bylaws contain provisions which require ImaginOn to indemnify such persons to the fullest extent permitted by the CGCL and provided for in the articles of incorporation.

         The CGCL also establishes mandatory rules for indemnification. In the case of a proceeding by or in the right of a corporation to procure a judgment in its favor (e.g., a shareholder derivative suit), a corporation may indemnify an officer, director, employee or other agent if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the corporation; provided that no person adjudged to be liable to the corporation may be indemnified unless, and only to the extent that, the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonable entitled to indemnity for such expenses which such court deems proper. A director, officer, employee or other agent who is successful on the merits in defense of any proceeding subject to the CGCL's indemnification provisions, must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys' fees.

         The CGCL states that a determination must be made that a director, officer, employee or other agent has met the required standard of conduct before such person may be indemnified. The determination may be made by (i) a majority vote of a quorum of disinterested directors; (ii) independent legal counsel;
(iii) the shareholders (excluding the shares of the person to be indemnified); or (iv) by the court in which the proceeding is or was pending.

         The CGCL permits ImaginOn to advance reasonable expenses to a director, officer, employee or other agent after such person provides an undertaking to repay the corporation if it is determined that such person has not met the required standard of conduct. Similarly, the ImaginOn bylaws permit ImaginOn to advance expenses to a director, officer, employee or other agents.

         The indemnification and advance of expenses described above under the CGCL are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. The bylaws and articles of incorporation of ImaginOn provide for indemnification of officers, directors, employees and other agents through bylaws, agreements or otherwise in excess of the indemnification permitted under the CGCL; provided that such excess indemnification is subject to the limitations in the CGCL regarding excess indemnification.

Limitation of Personal Liability of Directors.
----------------------------------------------
         The DGCL provides that a corporation's certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholder for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) violation of certain provisions of the DGCL, (iv) any transaction from which the director derived an improper personal benefit or (v) any act or omission prior to the adoption of such a provision in the certificate of incorporation. The Cal Pro Certificate of Incorporation contains a provision eliminating the personal liability for monetary damages of its directors to the full extent permitted under Delaware law.

         The CGCL provides that a corporation's articles of incorporation may include a provision limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director of the following: (i) intentional misconduct or a culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interest of the corporation or its shareholders, or that involve the absence of good faith by the director; (iii) transactions in which the director receives an improper personal benefit; (iv) acts or omissions which evidence a reckless disregard of the director's duty to the corporation or its shareholders in circumstances where the director knew, or should have known, of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) transactions between the corporation and the director (or corporations with interrelated directors) in violation of the CGCL; and (vii) distributions, loans or guarantees made in violation of the CGCL. The ImaginOn articles of incorporation contain a provision eliminating the personal liability for monetary damages of its directors to the fullest extent permitted under the CGCL.

Vote Required
-------------
         The affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting will be required to ratify the proposed Merger.

                              PROPOSAL NUMBER FOUR
                         TO AMEND PARAGRAPH FIRST OF THE
                         CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

         The Board of Directors recommends an amendment to the Certificate of Incorporation to change the corporate name. A copy of Paragraph First of the Certificate of Incorporation as it would read following adoption of this Proposal is included herewith as Exhibit 6.

         If Proposal Number Three is approved, and thus the Merger endorsed, the Company will change its name to ImaginOn, Inc. If this Proposal is approved, the Company, which would remain a Delaware corporation, would be renamed ImaginOn, Inc. and its wholly-owned California subsidiary (currently named ImaginOn, Inc.) would be renamed ImaginOn Technologies Incorporated.

         Assuming approval of the Merger, as discussed more fully in Proposal Number Three, the Company seeks the name change to better emphasize its future business focus. As presently structured, the Company is not involved in any substantial activities. If approved, the Merger will give the Company a potential new substantial revenue base. The Company believes that its principal revenue and profit growth for the foreseeable future will be in this subsidiary's activities. It is, therefore, Cal Pro's intention to emphasize this segment of its business focus by adopting the name ImaginOn, Inc., or a similar derivation if, for whatever reason, the specific name should be unavailable in the State of Delaware.

Vote Required
-------------
         The affirmative vote of the majority of the outstanding shares entitled to vote thereon will be required to adopt the proposed amendment to Paragraph First of the Certificate of Incorporation.

                              PROPOSAL NUMBER FIVE
                              ELECTION OF DIRECTORS


         If Proposal Number Three is not approved by the stockholders, the then current directors of the Company shall hold office until the next meeting of stockholders and until their respective successors have been elected and qualified. Alternatively, if Proposal Number Three is approved by the stockholders, the following three persons are proposed to be elected as directors of the Company for a term of one year and until the election and qualification of their successors: David M. Schwartz, Leonard W. Kain and Mary
E. Finn. These three directors will constitute the entire Board of Directors. The persons named in the proxy intend to vote for Messrs. Schwartz and Kain and Ms. Finn who have been recommended for election by the Board of Directors of the Company unless a stockholder withholds authority to vote for any or all of the nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.


         If Proposal Number Three is approved, after the Merger is effectuated, the Board of Directors will be expanded to allow for the appointment of two outside directors.

Vote Required
-------------
         A plurality of the voting shares present in person or represented by proxy at the Meeting will be required for election to the Board of Directors.

                           INFORMATION ABOUT DIRECTORS

Nominees Name                              Principal Occupation
-------------                              --------------------
David M. Schwartz,
   Age 50 Chairman, Chief Executive Officer, President and Director of ImaginOn, has been principally employed by ImaginOn as an officer and director since its formation in 1996. From 1992 until 1996, Mr. Schwartz served as Vice President of New Media Systems and Technology at Atari Corporation, where he invented GameFilm technology for video game applications, and served as a principal designer of the Atari Jaguar CD peripheral. From 1990 to 1992, Mr. Schwartz was a senior member of the technical staff at Tandy Electronics Research Labs in San Jose, California, where he headed the software team developing the first erasable CD ROM. In 1983 Mr. Schwartz started and led CompuSonics Corporation which he took public in 1984. CompuSonics ceased operations in 1989. In 1985, CompuSonics introduced the CompuSonics DSP1000, the first consumer audio recorder for floppy or optical disks. The CompuSonics Video PC Movie-Maker, introduced in 1986, inaugurated real-time digital video recording and editing on desktop PCs. Mr. Schwartz earned a Bachelor of Arts in Architecture from Carnegie-Mellon University, after completing a multidisciplinary program in Architecture, Engineering and Computer Science in 1972.


Leonard W. Kain,
   Age 37 Executive Vice President, Chief Financial Officer/Treasurer, Secretary and a Director of ImaginOn has been principally employed as an officer and director of ImaginOn since its formation in 1996. From 1991 until July 1996, Mr. Kain served as the real-time systems manager at Compression Labs, Inc., where he supervised all aspects of multimedia and video communications, including networking, communications framing, audio-video compression, real-time system design and user interface design. From 1988 until 1991, Mr. Kain was software manager at Telebit Corporation where he managed development of domestic and international high speed modems and network products. From 1986 until 1988, Mr. Kain served with Mr. Schwartz as director of software development at CompuSonics Corporation. Mr. Kain earned a Bachelor's Degree in Engineering from
                           Stevens Institute of Technology in New Jersey in 1983, a Masters Degree in Electrical Engineering from Stanford University in 1985 and a Masters of Business Administration from the University of Phoenix in 1998.

Mary E. Finn
   Age 39 Mary E. Finn, a Director of ImaginOn, has more than 15 years' experience in various media fields, utilizing her skills in writing, editing, broadcasting, teaching and management. From 1994 to 1997, Ms. Finn served as publicity director for the local chapter of FEMALE, a national mother's support group. From 1988 to 1991, Ms. Finn served as a talk show producer and engineer at KNBR in San Francisco, California. From 1982 to 1986, Ms. Finn taught radio production at Phillips Academy in Andover, Massachusetts. Ms. Finn earned a Bachelor of Arts degree in Communication from the University of Michigan in 1981, and a Master's degree in Media Management from Emerson College in Boston in 1987.


Non-Continuing Directors


Henry Fong,
   Age 62 Henry Fong has been the Chief Executive Officer and a director of the Company since its inception in January 1993. In addition, Mr. Fong serves as a member of the executive committee of the Company's Board of Directors. Mr. Fong, a founder of the Company, provides the Company with expertise on long-term strategic planning, financing and acquisitions, but is not involved in the Company's day-to-day operations. From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f.k.a Roadmaster Industries, Inc. ("RDM")), a New York Stock Exchange listed company, and was its president and treasurer from 1987 to 1996. Mr. Fong resigned from his positions with RDM on June 20, 1997 concurrent with the closing of a $100 million refinancing. In August 1997, RDM filed for Chapter 11 bankruptcy. Mr. Fong has been named as a defendant in a class action suit filed by former RDM sharehodlers. Since 1983, Mr. Fong also has served as the President and a director and is a significant stockholder of Equitex, Inc., a publicly-held business development company. In March 1994, Mr. Fong was one of the twelve CEOs selected as Silver Award winners in Financial World magazine's Corporate American "Dream Team".



Brian C. Simpson
   Age 64 Brian C. Simpson has been a director of the Company since November 1994. In addition, Mr. Simpson serves as a member of the executive, compensation and audit committees of the Company's Board of Directors. Since 1992, his principal occupation has been that of an international management consultant, providing management support and strategic planning services for various companies, Dunlop-Slazenger and BTR Industries. From 1989 to 1992, Mr. Simpson served as Strategic Planning Director on a worldwide basis for Dunlop-Slazenger International Limited. Prior to 1989, Mr. Simpson served as president of Dunlop-Slazenger Corporation USA and as regional director, North American for Dunlop- Slazenger Corporation International Limited, UK. Mr. Simpson has extensive experience in sales, licensing, distribution and manufacturing, both nationally and internationally, in the sporting goods business.

Hung-Chang (Hero) Yang
   Age 52 Hung-Chang (Hero) Yang was elected as a director of the Company in November 1994. In addition, Mr. Yang serves as a member of the compensation and audit committees of the Company's Board of Directors. Since 1984, Mr. Yang's principal occupation has been that of president of Precision Golf Associates, Ltd., a Taiwanese company which engages in the manufacture and sale of golf equipment. From time-to-time, Mr. Yang has served as an unpaid consultant to the Company in areas such as quality control of products and components.



         The Board took action through one board meeting and 11 written consents to action during the 1997 fiscal year.

         The Board of Directors has an Audit Committee, the 1997 fiscal year consisted of Mr. Simpson, as chairman, and Mr. Yang, and a Compensation
Committee consisting of Mr. Yang, as chairman, and Mr. Simpson. The Board of Directors does not have and does not expect to appoint a nominating committee.

         The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them as is necessary to review the progress and results of their work as well as any recommendations they may make. The Audit Committee also reviews the fees of the independent public accountants and recommends to the Board of Directors the appointment of independent public accountants. In connection with the internal accounting controls of the Company, the Audit Committee reviews internal audit procedures and reporting systems. The Compensation Committee reviews the Company's compensation arrangements as is necessary and makes recommendations to the Board of Directors.

         Neither the Audit Committee nor the Compensation Committee met during the 1997 fiscal year.

         Each director receives an annual retainer of $10,000, paid quarterly, and $1,000 for each Board meeting attended, as well as reimbursement for expenses incurred in attending Board meetings. In lieu of the annual retainer payable for 1997, Messrs. Yang and Simpson each received 10,000 shares of Common Stock.


                          COMPENSATION OF DIRECTORS AND
                               EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------
         The following table sets forth information regarding compensation paid to (i) the Company's Chief Executive Officer and (ii) each of its other executive officers whose total annual compensation exceeded $100,000 for the years ended December 31, 1995, 1996 and 1997. No executive officer received awards or payments of any long-term compensation from the Company during the period covered.

                                                 Annual                    Long Term       All Other
                                              Compensation                Compensation    Compensation
                                  -------------------------------------   ------------    ------------
                                                  ($$)                        ($$)            ($$)

                                                                           Securities
                                                                           Underlying
Name and Position                 Year    Salary         Bonus    Other      Options
                                  ----    ------         -----    -----    -----------
Henry Fong, ...................   1997   165,000(1)       -0-      -0-          -0-            -0-
Chief Executive Officer .......   1996   160,000(1)       -0-      -0-          -0-        300,000(3)
and Chairman of the Board .....   1995   120,000(1)       -0-      -0-      150,000(2)         -0-

Michael S. Casazza, ...........   1997   157,500      413,000(4)   -0-          -0-            -0-
President, Chief ..............   1996   190,000          -0-      -0-          -0-        300,000(3)

Operating Officer & Director ..   1995   137,000          -0-      -0-      150,000(2)         -0-
(Resigned September 15, 1997)

Barry S. Hollander, ...........   1997   117,738          -0-      -0-          -0-            -0-
Acting President, Treasurer and   1996   125,000          -0-      -0-          -0-            -0-
Chief Financial Officer .......   1995   116,923          -0-      -0-          -0-            -0-

 ----------

(1) Mr. Fong is not an employee of the Company and he receives fees of $10,000 per month for consulting services rendered to the Company and received an additional $5,000 per month from USA Skate effective May 1, 1996 through September 1997, primarily related to long-term strategic planning, financing and acquisitions and is not involved in the day-to-day operations of the Company. $30,000 of Mr. Fong's salary was non-cash and was paid through common stock of the Company. At December 31, 1997, an additional $14,000 of Mr. Fong's salary remained unpaid and is an accrued liability of the Company.
(2) Warrants granted in 1995 were repriced during 1996 from $4.50 and $3.56 per share to $2.38 per share, representing market value at the time of repricing. The exercise price was again reduced to $1.00 on January 1, 1998.
(3) Represents Guaranty fees accrued in connection with the USA Skate acquisition. These fees were paid at December 31, 1996 in shares of common stock based on a price of $1.375 per share, the December 31, 1996 market price.
(4) Represents a bonus of 236,000 shares of common stock of the Company for, among other things, the forgiveness of the remaining amount of $149,000 of the $400,000 promissory note, making other loans to the Company and/or its subsidiaries in order for the Company to meet immediately due obligations, and his efforts in negotiating and moving the USA Skate asset sale forward to completion, as well as for his past services to the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR.

         During 1997, 85,000 incentive stock options were granted at an exercise price of $1.00 to Mr. Hollander under the Company's 1994 Stock Option Plan.

AGGREGATED OPTION/SAR EXERCISES AND YEAR-END 1997 OPTION/SAR VALUES.

         The following table sets forth information concerning the value of unexercised options held by each of the named executive officers at December 31, 1997. No stock appreciation rights are outstanding and no options were exercised by the named officers during 1997.

                             Number of                         Value of
                       Securities Underlying                  Unexercised
                        Unexercised Options              In-the-Money options
                     at December 31, 1997 (#)          at December 31, 1997 (#)
Name                 Exercisable/Unexercisable         Exercisable/Unexercisable
----                 -------------------------         -------------------------
Henry Fong                   298,600/0                              $0/0
Michael S. Casazza           201,400/0                              $0/0
Barry S. Hollander           105,000/0                         $37,188/0

         COMPENSATION OF DIRECTORS. Prior to 1997, Messrs. Yang and Simpson, the outside directors of the Company, received a retainer of $10,000 per year, paid quarterly, and $1,000 for each Board of Directors meeting attended in person. In addition, they are reimbursed for expenses incurred to attend meetings of the Board of Directors or otherwise in connection with their services as directors of the Company. Directors also are eligible to receive grants of stock options under the Company's 1994 Stock Option Plan. During 1997, 15,000 incentive stock options were granted to each of the then outside directors of the Company at an exercise price of $1.00. Each of these grants was in place of the annual retainer Messrs. Yang and Simpson are ordinarily paid. On April 1, 1998, Messrs. Yang and Simpson each received 3,333 shares of Series A Preferred Stock in consideration of their agreement to continue to render services until consummation of the Merger. On July 15, 1998, the Series A Preferred Shares were converted to Common Stock and Messrs. Yang and Simpson each received 10,000 shares of Common Stock.

1994 Stock Option Plan for Non-Employee Directors
-------------------------------------------------
         The Company has adopted the 1994 Stock Option Plan (the "Plan") reserving an aggregate of 200,000 shares of Common Stock for issuance pursuant to the exercise of stock options (the "Options") which may be granted to employees, officers and directors (whether or not they are employees) of and consultants to the Company. The Plan is for a ten year term commencing March 14, 1994 (the "Effective Date").

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
------------------------------------------------------------------------
         The Company intends to execute consulting agreements, the terms of which need to be negotiated, with Henry Fong and Barry S. Hollander for purposes of allowing a smooth transition in the Company's operations post- Merger.

         The Company does not have a compensation plan or other arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company. The Company has no plan or arrangement with respect to any such persons which will result from a change in control of the Company or a change in the individual's responsibilities following a change in control.


    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         To the Company's knowledge, based solely upon a review of the copies of the Forms 3, 4 and 5 filed pursuant to Section 16(a) of the Securities and Exchange Act of 1934 as furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, the Company believes all reporting persons have complied with the applicable filing requirements, except that Mr. Casazza filed three late Forms 4 reporting transactions in the Company's Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In April 1994, the Company issued warrants to Henry Fong to purchase up to 148,600 shares of Common Stock and issued warrants to Michael S. Casazza to purchase up to 51,400 shares of Common Stock, exercisable at $4.50 per share through April 14, 1997 (the "April Warrants"). In August 1995, the Company issued warrants to Messrs. Fong and Casazza each to purchase up to 150,000 shares of Common Stock, exercisable at $3.56 per share through August 1, 1998 (the "August Warrants"). The exercise price of these warrants represented 100% of the closing bid price of the Common Stock as reported by Nasdaq on the date of grant. The warrants issued to Messrs. Fong and Casazza in April 1994 and August 1995 were issued as additional compensation for their valuable services rendered to the Company. In April 1996, as compensation for their extra efforts in causing the USA Skate acquisition to close, the Company lowered the exercise price of all of the warrants held by Messrs. Fong and Casazza to $2.38 per share, the closing bid price of the Common Stock on the date the warrants were repriced. Additionally, the exercise date for the April Warrants was extended to April 14, 2002 and the exercise date for the August Warrants was extended to August 1, 2003.

         At December 31, 1995, the Company owed Mr. Fong $90,000 of accrued but unpaid fees. During the second quarter of 1996, the Company transferred 75,000 shares of USA Skate common stock to Mr. Fong in satisfaction of this debt, based on a price of $1.20 per share of USA Skate common stock.

         Messrs. Fong and Casazza had personally guaranteed the Company's in-line skate/snowboard related bank line of credit up to $5.5 million and its hockey related bank line of credit up to $5 million. In addition, Messrs. Fong and Casazza had each guaranteed, jointly and severally with other guarantors, an additional $5.25 million of indebtedness of the Company incurred in connection with the USA Skate acquisition, and Messrs. Fong and Casazza had guaranteed, jointly and severally with another guarantor, approximately CDN $650,000 owed by the Canadian subsidiary to a Canadian bank. In September 1997, the bank loans were paid in full. The Company has accrued fees of $300,000 each for Messrs. Fong and Casazza as compensation for their extensive personal guaranties. As of December 31, 1996 Messrs. Fong and Casazza agreed to accept payment of these fees in common stock of the Company based on the December 31, 1996 market price of $1.375 per share.

         In March 1996, the Chief Operating Officer loaned the Company $170,000. During the second quarter of 1996, the Company transferred 141,667 shares of USA Skate common stock to Mr. Casazza in satisfaction of this debt, based on a price of $1.20 per share of USA Skate common stock. In May 1997, the 141,667 shares of USA Skate common stock were returned to the Company in exchange for 170,000 shares of common stock of the Company.

         In May 1996, Mr. Fong loaned $680,000, and Mr. Casazza loaned $400,000 to the Company's majority owned subsidiary, which funds were used to pay a portion of the purchase price for the USA Skate acquisition. In return for these loans, the subsidiary issued promissory notes for the principal amount of each loan with interest at nine percent payable quarterly, due July 1, 1997. In addition, the subsidiary granted warrants to Mr. Fong to purchase 566,667 shares of USA Skate common stock and to Mr. Casazza to purchase 333,333 shares of USA Skate common stock, all exercisable through April 30, 1998 at $1.20 per share of USA Skate common stock.

         In December 1996, Mr. Fong agreed to convert $60,000 owed to him by the Company for consulting services for the period July 1 through December 31, 1996 into shares of the Company, at the December 31, 1996 market price of $1.375 per share.

         In March 1997, Mr. Fong agreed to convert $30,000 owed to him by the Company for consulting services for the period January 1, 1997 through March 31, 1997, and $10,000 for a note payable into shares of the Company, at the March 31, 1997 market price of $1.00 per share.

         In September 1997, Mr. Fong agreed to convert $181,000 owed to him by the Company, for a note payable of the Company, assumed by Mr. Fong, at the September 30, 1997 market price of $2.00 per share. In December 1997, Mr. Fong agreed to convert the common shares issued September 30, 1997 to Series A Preferred Shares of the Company. On July 15, 1998, the Series A Preferred Shares were converted to Common Stock.


         In September 1997, the Company awarded Mr. Casazza a bonus of 236,000 shares of common stock (at a value of $1.75 per share, a discount of $.031 from the September 11, 1997 market price of $1.781) of the Company for, among other things, the forgiveness of the remaining amount of $149,000 of the $400,000 promissory note, making other loans to the Company and/or its subsidiaries in order for the Company to meet immediately due obligations, and his efforts in negotiating and moving the USA Skate asset sale forward to completion, as well as for his past services to the Company. Additionally, Mr. Casazza resigned from all positions effective with the completion of the sale of USA Skate, however he agreed to assist, as requested and act as a consultant to the Company.


         In January 1998, so as to infuse the Company with short-term working capital, Mr. Hollander agreed to exercise 85,000 options to purchase shares of Common Stock granted pursuant to an Incentive Stock Option Agreement dated April 23, 1997. In exchange for this exercise, the Company awarded Mr. Hollander 29,500 non-statutory stock options and 18,500 shares of Series A Preferred Stock. On July 15, 1998, the Series A Preferred Shares were converted to 55,500 shares of Common Stock.


         In January 1998, the Company authorized the issuance of 50,000 shares of Common Stock to Mr. Casazza in exchange for consulting services for the period September 12, 1997 through January 12, 1998, at the January 5, 1998 market price of $1.375.


         In May 1998, at the request of the Company, Barry Hollander exercised 49,500 options so as to infuse the Company with short-term working capital.

         In June 1998, at the request of the Company, Henry Fong exercised a total of 77,200 options so as to infuse the Company with short-term working capital.

         From time to time as deemed appropriate and in amounts determined by the Company's Board of Directors, fees may be paid by the Company to persons who facilitate acquisitions and/or financing transactions for the Company, which persons may be directors and/or officers of the Company.

         Transactions between the Company and its officers, directors, employees and affiliates will be on terms no less favorable to the Company than would be available from unaffiliated parties. Any such transactions will be subject to the approval of a majority of the disinterested members of the Board of Directors.


                                     EXPERTS

         The audited consolidated financial statements of Cal Pro as of December 31, 1997, and for each of the years in the two-year period ended December 31, 1997 have been incorporated by reference herein in reliance upon the report of Gelfond Hochstadt Pangburn & Co., P.C., Denver, Colorado, independent certified public accountants, given upon their authority as experts in accounting and auditing.

         The balance sheets as of December 31, 1997 and 1996 and the statements of operations, shareholders' deficit, and cash flows for the year ended December 31, 1997, for the period from March 29, 1996 (date of inception) to December 31, 1996 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1997 of ImaginOn, Inc., included in this preliminary proxy statement, have been included herein in reliance on the report, which includes an explanatory paragraph relating to substantial doubt about the entity's ability to continue as a going concern, of PriceWaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                  OTHER MATTERS

         Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of Proxy to vote in accordance with their best judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Any stockholder proposing to have any appropriate matter brought before the 1999 Annual Meeting of Stockholders, tentatively scheduled for _________ ___, 1999, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Barry S. Hollander, Acting President, California Pro Sports, Inc., 1221-B South Batesville Road, Greer, South Carolina 29650, for receipt no later than _________ ___, 1999.


                                       By Order of the Board of Directors:

                                       CALIFORNIA PRO SPORTS, INC.


Date:  ________________, 1998          Barry S. Hollander, Acting President



   California Pro is a registered trademark of California Pro Sports, Inc. Rolling Thunder is a trademark of California Pro Sports, Inc. Kemper is a registered trademark of its respective owner.

   WebZinger and WorldCities 2000 are trademarks of ImaginOn, Inc.

   VIC and McMartin are registered trademarks of their respective owners.

   VICTORIAVILLE, Hespeler, PowerPoint, Director, Lingo, Browser Buddy, Web Doggie and Jaguar are the trademarks of their respective owners.

                                    EXHIBIT 1

     The total number of shares of capital stock which the corporation shall have authority to issue is 55,000,000 shares, consisting of 50,000,000 shares of common stock, $.01 par value (the "Common Stock"), and 5,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock").

                                    EXHIBIT 2

     On the effective date of this Amendment to the Certificate of Incorporation (the "Effective Date"), the Common Stock of the Company will be reverse split on a one-for-six basis so that each share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as one-sixth of a share of Common Stock (the "Reverse Split"). No fractional shares will be issued by the Company as a result on the Reverse Split. In lieu thereof, each stockholder whose shares of Common Stock are not evenly divisible by six will receive one additional share of Common Stock for the fractional share that such stockholder would otherwise be entitled to as a result of the reverse stock split.

                                    EXHIBIT 3

                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                    IMAGINON, INC. (A CALIFORNIA CORPORATION)

                                       AND

              CALIFORNIA PRO SPORTS, INC. (A DELAWARE CORPORATION)

                                       AND

              IMAGINON ACQUISITION CORP. (A CALIFORNIA CORPORATION)

                             AS OF JANUARY 30, 1998


30698_82

         This Agreement and Plan of Merger (the "Agreement") is made as of the 30th day of January, 1998, among California Pro Sports, Inc., a Delaware corporation ("Cal Pro"); ImaginOn Acquisition Corp., a California corporation (the "Merger Subsidiary"), which is wholly owned by Cal Pro; and ImaginOn, Inc., a California corporation ("ImaginOn").

W I T N E S S E T H:

         WHEREAS, the respective Boards of Directors of Cal Pro, the Merger Subsidiary and ImaginOn each have determined that it is in the best interests of their respective stockholders for Cal Pro to acquire ImaginOn through the merger of Merger Subsidiary with and into the ImaginOn upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                                   The Merger

         1.1  MERGER.   In  accordance  with  the  provisions  of  the  business
corporation laws of the State of California at the Effective Date (as hereinafter defined), Merger Subsidiary shall be merged (the "Merger") into ImaginOn, as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Articles 6 and 7. Following the Merger, ImaginOn shall continue as the surviving corporation (the "Surviving Corporation") and shall continue to be governed by the laws of the State of California.

         1.2 CONTINUING OF CORPORATE EXISTENCE. Except as may otherwise be set forth herein, the corporate existence and identity of ImaginOn, with all its purposes, powers, franchises, privileges, rights and immunities, shall continue unaffected and unimpaired by the Merger, and the corporate existence and identity of Merger Subsidiary, with all its purposes, powers, franchises, privileges, rights and immunities, at the Effective Date shall be merged with and into that of ImaginOn, and ImaginOn shall be vested fully therewith and the separate corporate existence and identity of Merger Subsidiary shall thereafter cease except to the extent continued by statute.

         1.3 EFFECTIVE DATE. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of California pursuant to the provisions of the California General Corporation Law. The date and time when the Merger shall become effective is hereinafter referred to as the "Effective Date".


30698_8

         1.4      CORPORATE GOVERNANCE OF THE SURVIVING CORPORATION.

                  (a) The Certificate of Incorporation of ImaginOn, as in effect on the Effective Date, shall continue in full force and effect and shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) The Bylaws of ImaginOn, as in effect as of the Effective Date, shall continue in full force and effect and shall be the Bylaws of the Surviving Corporation.

                  (c) The members of the Board of Directors of the Surviving Corporation shall be the persons holding such office in ImaginOn as of the Effective Date.

                  (d) The officers of the Surviving Corporation shall be the persons holding such offices in ImaginOn as of the Effective Date.

         1.5 RIGHTS AND LIABILITIES OF THE SURVIVING CORPORATION. The Surviving Corporation shall have the following rights and obligations:

                  (a) The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the laws of the State of California.

                  (b) The title to all real estate and other property owned by each of ImaginOn and the Merger Subsidiary shall be, at the Effective Date, transferred to and vested in the Surviving Corporation without reversion or impairment; and such transfer to and vesting in the Surviving Corporation shall be deemed to occur by operation of law, and no consent or approval of any other person shall be required in connection with any such transfer or vesting unless such consent or approval is specifically required in the event of merger by law or by express provision in any contract, agreement, decree, order, or other instrument to which ImaginOn or the Merger Subsidiary is a party or by which it is bound.

                  (c) At the Effective Date, the Surviving Corporation shall thenceforth have all liabilities of ImaginOn and the Merger Subsidiary, and any proceeding pending against ImaginOn or the Merger Subsidiary may be continued as if the Merger did not occur or the Surviving Corporation may be substituted in the proceeding for the Merger Subsidiary.

         1.6 CLOSING. Consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of ImaginOn located at 864 Laurel Street, 2nd Floor, San Carlos, California, commencing at 10:00 a.m., local time, as soon as practicable after the last to be fulfilled or waived of the conditions set forth in Articles 6 and 7 or at such other place, time and date as shall be fixed by mutual agreement between Cal Pro and ImaginOn. The day on which the Closing shall occur is referred to herein as the "Closing Date." Each party will cause to be prepared, executed and delivered the Certificate of Merger to be filed with the Secretary of State of California and all other appropriate and customary documents as any party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.


30698_8

         1.7 Tax Consequences. It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code.

                                    ARTICLE 2

                   Conversion of Shares; Treatment of Options

         2.1 CONVERSION OF SHARES. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) Except as noted on Exhibit 2.1, the holders of ImaginOn common stock, par value $.001 per share (the "ImaginOn Common Stock") shall hold 60% of the post- Merger issued and outstanding Cal Pro common stock, par value $.01 per share (the "Cal Pro Common Stock"). Consequently, the ImaginOn Common Stock outstanding immediately prior to the Effective Date (the "Converted Shares") shall as of the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent 16,789,205 shares of issued and outstanding Cal Pro Common Stock. To the extent that the proceeds from the sale by Cal Pro of its interest in USA Skate Corporation to a third party (the "USA Transaction") are not available to ImaginOn or the Surviving Corporation in the form of a loan, working capital or otherwise, then the number of shares of Cal Pro Common Stock to be issued to holders of ImaginOn Common Stock shall be adjusted so that they receive additional shares equal to 1.5 times the number of the shares attributable to the proceeds from the USA Transaction which are not available to ImaginOn or the Surviving Corporation.

                  (b) Each share of Common Stock, $.01 par value, of the Merger Subsidiary which shall be outstanding immediately prior to the Effective Date shall at the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of newly issued Cal Pro Common Stock.

         2.2 Fractional Shares. No scrip or fractional shares of Cal Pro Common Stock shall be issued in the Merger. All fractional shares of Cal Pro Common Stock to which a holder of ImaginOn Common Stock immediately prior to the Effective Date would otherwise be entitled at the Effective Date shall be aggregated. If a fractional share results from such aggregation, such stockholder shall be entitled, after the later of (a) the Effective Date or (b) the surrender of such stockholder's "Certificate" (as defined in Section 2.5) or Certificates that represent such shares of ImaginOn Common Stock, to receive from Cal Pro an amount in cash in lieu of such fractional share. The amount of such cash payment shall be equal to such fractional proportion of the "Average Closing Price" of Cal Pro's common stock, $0.01 par value ("Cal Pro Common Stock"). Cal Pro will make available to the "Exchange Agent" (as defined in


30698_8

Section 2.5) the cash necessary for the purpose of paying cash for fractional shares. For purposes of this Agreement, "Average Closing Price" shall mean the average per share closing price of Cal Pro Common Stock as reported on the Nasdaq SmallCap Market ("NSM") over the 20 trading days immediately preceding the fifth trading day prior to the Effective Date.

         2.3 STOCK OPTIONS AND WARRANTS.

                  (a) Except as set forth on Schedule 2.3, there are no options, warrants or convertible securities outstanding entitling the holder thereof to purchase Cal Pro capital stock.

                  (b) At the Effective Date, all options and warrants (collectively the "Options") then outstanding to acquire shares of ImaginOn Common Stock shall remain outstanding following the Effective Date and such Options shall, by virtue of the Merger and without any further action on the part of ImaginOn or the holder of any such Option, be assumed by Cal Pro in accordance with the terms and conditions of the Options, except that (A) each such Option shall be exercisable in accordance with its terms for that whole number of shares of Cal Pro Common Stock (rounded to the nearest whole share) into which the number of shares of ImaginOn Common Stock subject to such Option immediately prior to the Effective Date would be converted under Section 2.1 at an exercise price per share of Cal Pro Common Stock (rounded to the nearest cent) equal to the exercise price per share of ImaginOn Common Stock applicable to such Option divided by the exchange ratio as finally determined by the parties; (B) all actions to be taken thereunder by the Board of Directors of ImaginOn or a committee thereof shall be taken by the Board of Directors of Cal Pro or a committee thereof; and (C) no payment shall be made for fractional interests. From and after the date of this Agreement, no additional options shall be granted by ImaginOn.

                  (c) It is intended that the assumed Options, as set forth herein, shall not give to any holder thereof any benefits in addition to those which such holder had prior to the assumption of the Option. Cal Pro shall take all necessary corporate action necessary to reserve for issuance a sufficient number of shares of Cal Pro Common Stock for delivery upon exercise of the Options.

         2.4 EXCHANGE AGENT.

                  (a) Cal Pro shall authorize Corporate Stock Transfer to serve as exchange agent hereunder (the "Exchange Agent"). Promptly after the Effective Date, Cal Pro shall deposit or shall cause to be deposited in trust with the Exchange Agent the aggregate of the following: (i) the Merger Consideration with respect to each Converted Share; and (ii) cash sufficient to pay for fractional shares then known to Cal Pro, if applicable (such cash amounts and certificates being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant


30698_8
         to irrevocable instructions received from Cal Pro, pay the Merger Consideration with respect to such Converted Shares as provided for in this Article 2 out of the Exchange Fund. Any cash needed from time to time by the Exchange Agent to make payments for fractional shares shall be provided by Cal Pro and shall become part of the Exchange Fund. The Exchange Fund shall not be used for any other purpose, except as provided in this Agreement, or as otherwise agreed to by Cal Pro, the Merger Subsidiary and ImaginOn prior to the Effective Date.

                  (b) As soon as practicable after the Effective Date, the Exchange Agent shall mail and otherwise make available to each record holder who, as of the Effective Date, was a holder of an outstanding certificate or certificates which immediately prior to the Effective Date represented shares of the Converted Shares (the "Certificates") a form of letter of transmittal and instructions for use in effecting the surrender of the Certificates for payment therefor and conversion thereof, which letter of transmittal shall comply with all applicable rules of the NSM.

                  (c) Delivery of Certificates shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and the form of letter of transmittal shall so reflect. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor one or more certificates as requested by the holder (properly issued, executed and countersigned, as appropriate) representing that number of whole shares of Cal Pro Common Stock to which such holder of ImaginOn Common Stock shall have become entitled pursuant to the provisions of this Article 2, and the Certificate so surrendered shall forthwith be canceled.

                  (d) Cal Pro shall pay any transfer or other taxes required by reason of the issuance of a certificate representing shares of Cal Pro Common Stock; provided, however, that such certificate is issued in the name of the person in whose name the Certificate surrendered in exchange therefor is registered. If any portion of the consideration to be received pursuant to this Article 2 upon exchange of a Certificate is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of Cal Pro Common Stock to such other person, or establish to the satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable. From the Effective Date until surrender in accordance with the provisions of this Section 2.5, each Certificate shall represent for all purposes only the right to receive the consideration provided in Sections 2.1 and 2.2. No dividends that are otherwise payable on Cal Pro Common


30698_8

         Stock will be paid to persons entitled to receive Cal Pro Common Stock until such persons surrender their Certificates. After such surrender, there shall be paid to the person in whose name Cal Pro Common Stock shall be issued any dividends on such Cal Pro Common Stock that shall have a record date on or after the Effective Date and prior to such surrender. In no event shall the persons entitled to receive such dividends be entitled to receive interest on such dividends. All payments in respect of shares of ImaginOn Common Stock that are made in accordance with the terms hereof shall be deemed to have been made in full satisfaction of all rights pertaining to such securities.

                  (e) In the case of any lost, mislaid, stolen or destroyed Certificates, the holder thereof may be required, as a condition precedent to the delivery to such holder of the consideration described in this Article 2, to deliver to Cal Pro a bond, in such reasonable sum as Cal Pro may direct, or other form of indemnity satisfactory to Cal Pro, as indemnity against any claim that may be made against the Exchange Agent, Cal Pro or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

                  (f) After the Effective Date, there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of ImaginOn Common Stock that were outstanding immediately prior to the Effective Date. If, after the Effective Date, Certificates are presented to the Surviving Corporation for transfer, they shall be canceled and exchanged for the consideration described in this Article 2.

         2.5 ADJUSTMENT. If, between the date of this Agreement and the Closing Date or the Effective Date, as the case may be, the outstanding shares of ImaginOn Common Stock or Cal Pro Common Stock shall have been changed into a different number of shares or a different class by reason of any classification, recapitalization, split-up, combination, exchange of shares, or readjustment or a stock dividend thereon shall be declared with a record date within such period, then the consideration to be received pursuant to Section 2.1(a) hereof by the holders of shares of ImaginOn Common Stock shall be adjusted to accurately reflect such change.

         2.6 STATUS OF CAL PRO  SECURITIES.  The shares of Cal Pro Common  Stock being issued in the Merger are "restricted securities" as defined in Rule 144 under the Securities Act (the "Rule"), and (unless registered for resale or some other exemption from registration, are available for any transfer) the Cal Pro Common Stock must be held for a minimum of one year following the Merger, and thereafter Cal Pro Common Stock may be sold in only limited amounts in a specified manner in accordance with the terms and conditions of the Rule, if the Rule is applicable (there being no representation by Cal Pro that it will be applicable). In case the Rule is applicable, any sales of Cal Pro Common Stock may be made only pursuant to an effective registration statement or an available exemption from registration. Cal Pro will cause its stock transfer agent to reflect such restrictions in Cal Pro's stock transfer books and to place an appropriate restrictive legend or legend on any certificates evidencing the Cal Pro Common Stock and any certificates issued in replacement or exchange therefor. The Rule 144 holding period for the Cal Pro Common Stock will begin on the Effective Date. Cal Pro has no intention of registering Cal Pro Common Stock.


30698_8

                                    ARTICLE 3

                   Representations and Warranties of ImaginOn

         ImaginOn represents and warrants to Cal Pro and the Merger Subsidiary that the statements contained in Article 3 are true and correct in all material respects, except as set forth on the schedules attached hereto.

         3.1  ORGANIZATION  AND  GOOD  STANDING  OF  IMAGINON.   ImaginOn  is  a
corporation duly organized, validly existing and in good standing under the laws of California.

         3.2 NO SUBSIDIARIES OR INVESTMENTS. ImaginOn owns no equity or debt interest in any subsidiary corporation, limited liability company, partnership or other business entity.

         3.3 FOREIGN QUALIFICATION. ImaginOn is duly qualified or licensed to do business and is in good standing as a foreign corporation in every jurisdiction where the failure so to qualify would have a material adverse effect (a "ImaginOn Material Adverse Effect") on (a) the business, operations, assets or financial condition of ImaginOn or (b) the validity or enforceability of, or the ability of ImaginOn to perform its obligations under, this Agreement. ImaginOn is qualified to do business in no state other than California.

         3.4 COMPANY POWER AND AUTHORITY. ImaginOn has the corporate or company power and authority to own, lease and operate its properties and assets and to carry on its business as currently being conducted. ImaginOn has the corporate power and authority to execute and deliver this Agreement and, subject to the approval of this Agreement and the Merger by its stockholders, to perform its obligations under this Agreement and to consummate the Merger. The execution, delivery and performance by ImaginOn of this Agreement has been duly authorized by all necessary corporate action.

         3.5 BINDING EFFECT. This Agreement has been duly executed and delivered by ImaginOn and is the legal, valid and binding obligation of ImaginOn enforceable in accordance with its terms except that:

                  (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

                  (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

                  (c) rights to indemnification may be limited by considerations of public policy.


30698_8

         3.6 ABSENCE OF RESTRICTIONS AND CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the Merger and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Certificate of Incorporation or Bylaws of ImaginOn, (ii) any "Material Contract" (as defined in Section 3.13), (iii) any judgment, decree or order of any court or governmental authority or agency to which ImaginOn is a party or by which ImaginOn or any of its properties is bound, or (iv) any statute, law, regulation or rule applicable to ImaginOn other than such violations, conflicts, breaches or defaults which would not have an ImaginOn Material Adverse Effect. Except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of California, compliance with the applicable requirements of the Securities Act, Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities laws, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to ImaginOn is required in connection with the execution, delivery or performance of this Agreement by ImaginOn or the consummation of the transactions contemplated hereby.

         3.7      CAPITALIZATION OF IMAGINON.

                  (a) The capitalization of ImaginOn is set forth on Schedule 3.7(a).

                  (b) All of the issued and outstanding shares of ImaginOn Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

                  (c) There are no voting trusts, stockholder agreements or other voting arrangements by the stockholders of ImaginOn.

                  (d) There is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call or other right obligating ImaginOn to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of ImaginOn.

         3.8 IMAGINON INFORMATION. ImaginOn has made or will make available to Cal Pro and the Merger Subsidiary all information that ImaginOn has available (including all tax returns, financial statements given to any other person, contracts, payroll schedules, financial books and records), and all other information ImaginOn, its business, its customers, its management, and its financial condition which Cal Pro may have requested (all such information being referred to herein as the "ImaginOn Information"). As of their respective dates,


30698_8
the ImaginOn Information did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.9 FINANCIAL STATEMENTS AND RECORDS OF IMAGINON. ImaginOn has made available to Cal Pro and the Merger Subsidiary true, correct and complete copies of the following financial statements (the "ImaginOn Financial Statements"). The consolidated financial statements of ImaginOn and its subsidiaries as of December 31, 1996 and 1997 and for the years then ended, including the notes thereto, in each case examined by and accompanied by the report of Murdock & Assoc. (collectively, the "ImaginOn Year-End Statements").

         The ImaginOn Year-End Statements have been prepared from, and are in accordance with, the books and records of ImaginOn and present fairly, in all material respects, the financial position of ImaginOn as of the dates thereof and the results of operations and cash flows thereof for the periods then ended, in each case in conformity with generally accepted accounting principles, consistently applied, except as noted therein. Adequate reserves are set forth on the ImaginOn Year-End Statements, and the amount of such reserves are reasonable. The books and records of ImaginOn have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects and present fairly in all material respects the basis for the financial position and results of operations of ImaginOn as set forth on the ImaginOn Year Statements.

         3.10 ABSENCE OF CERTAIN CHANGES. Since December 31, 1997, ImaginOn has not, except as otherwise set forth in the ImaginOn Information or the ImaginOn Financial Statements:

                  (a) suffered any adverse change in the business, operations, assets, or financial condition, except for such changes that would not result in an ImaginOn Material Adverse Effect;

                  (b) suffered any material damage or destruction to or loss of the assets of ImaginOn, whether or not covered by insurance, which property or assets are material to the operations or business of ImaginOn;

                  (c) settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims other than in the ordinary course of business;

                  (d) entered into or terminated any Material Contract or agreed or made any changes in any Material Contract, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;


30698_8

                  (e) written up, written down or written off the book value of any material amount of assets other than in the ordinary course of business;

                  (f) declared, paid or set aside for payment any dividend or distribution with respect to ImaginOn's capital stock;

                  (g) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of ImaginOn's capital stock or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

                  (h) increased the compensation of or paid any bonuses to any employees or contributed to any employee benefit plan, other than in accordance with established policies, practices or requirements and as provided in Section 5.1 hereof;

                  (i) entered into any employment, consulting or compensation agreement with any person or group, except for agreements which would not have an ImaginOn Material Adverse Effect;

                  (j) entered into any collective bargaining agreement with any person or group;

                  (k) entered into, adopted or amended any employee benefit plan; or

                  (l) entered into any agreement to do any of the foregoing.

         3.11 NO MATERIAL UNDISCLOSED LIABILITIES. There are no liabilities or obligations of ImaginOn of any nature, whether absolute, accrued, contingent, or otherwise, other than:

                  (a) the liabilities and obligations that are reflected, accrued or reserved against on the ImaginOn Financial Statements, or referred to in the footnotes thereto, or incurred in the ordinary course of business and consistent with past practices since December 31, 1997; or

                  (b) liabilities and obligations which in the aggregate would not result in an ImaginOn Material Adverse Effect.

         3.12 TAX RETURNS; TAXES. ImaginOn has duly filed all U.S. federal and material state, county, local and foreign tax returns and reports required to be filed by it and all such returns and reports are correct in all material respects; have either paid in full all taxes that have become due and any interest and penalties with respect thereto or have fully accrued on its books or have established adequate reserves for all taxes payable but not yet due; and have made cash deposits with appropriate governmental authorities representing estimated required payments of taxes. No extension or waiver of any statute of


30698_8
limitations or time within which to file any return has been granted to or requested by ImaginOn with respect to any tax. No unsatisfied deficiency, delinquency or default for any tax, assessment or governmental charge has been claimed, proposed or assessed against ImaginOn, nor has ImaginOn received notice of any such deficiency, delinquency or default. ImaginOn has no material tax liabilities other than those reflected on the ImaginOn Financial Statements and those arising in the ordinary course of business since the date thereof. ImaginOn will make available to Cal Pro true, complete and correct copies of ImaginOn's tax returns. There is no dispute or claim concerning any tax liability of ImaginOn or any of its subsidiaries either: (a) raised by any taxing authority in writing; (b) as to which ImaginOn has received notice concerning a potential audit of any return filed by ImaginOn; and (c) there is no outstanding audit or pending audit of any tax return filed by ImaginOn, except as set forth on Schedule 3.12.

         3.13 MATERIAL CONTRACTS. ImaginOn has furnished or made available to Cal Pro accurate and complete copies of the Material Contracts (as defined herein) applicable to ImaginOn. Except as set forth on Schedule 3.13, there is not under any of the Material Contracts any existing breach, default or event of default by ImaginOn nor any event that with notice or lapse of time or both would constitute a breach, default or event of default by ImaginOn other than breaches, defaults or events of default which would not have an ImaginOn Material Adverse Effect nor does ImaginOn know of, and ImaginOn has not received notice of, or made a claim with respect to, any breach or default by any other party thereto which would, severally or in the aggregate, have an ImaginOn Material Adverse Effect. As used herein, the term "Material Contracts" shall mean all contracts and agreements providing for expenditures or commitments by ImaginOn in excess of $10,000 over more than a 12-month period.

         3.14 LITIGATION AND GOVERNMENT CLAIMS. There is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against ImaginOn to which its business or assets are subject which would, severally or in the aggregate, reasonably be expected to result in an ImaginOn Material Adverse Effect nor have any such proceedings been threatened or contemplated. ImaginOn is not subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of ImaginOn, any governmental restriction applicable to ImaginOn which is reasonably likely (i) to have an ImaginOn Material Adverse Effect or (ii) to cause a material limitation on Cal Pro's ability to operate the business of ImaginOn (as it is currently operated) after the Closing.

         3.15 COMPLIANCE WITH LAWS. ImaginOn has all material authorizations, approvals, licenses and orders to carry on its business as it is now being conducted, to own or hold under lease the properties and assets it owns or hold under lease and to perform all of its obligations under the agreements to which it is a party, except for instances which would not have a ImaginOn Material Adverse Effect. ImaginOn has been and is, to the knowledge of ImaginOn, in compliance with all applicable laws (including those related to environmental matters referenced in the ImaginOn Information), regulations and administrative orders of any country, state or municipality or of any subdivision of any


30698_8
thereof to which its business and its employment of labor or its use or occupancy of properties or any part hereof are subject, the violation of which would have a ImaginOn Material Adverse Effect.

         3.16 EMPLOYEE BENEFIT PLANS. ImaginOn has no employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         3.17  EMPLOYMENT AGREEMENTS; LABOR RELATIONS.

                  (a) Schedule 3.16 sets forth a complete and accurate list of all material employee benefit or compensation plans, agreements and arrangements to which ImaginOn is a party and which is not disclosed in the ImaginOn Information, including without limitation (i) all severance, employment, consulting or similar contracts, (ii) all material agreements and contracts with "change of control" provisions or similar provisions and (iii) all indemnification agreements or arrangements with directors or officers.

                  (b) ImaginOn is in compliance in all material respects with all laws (including Federal and state laws) respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice.

         3.18 INTELLECTUAL PROPERTY. ImaginOn owns or has valid, binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefor and licenses or other rights in respect thereof ("Intellectual Property") used or held for use in connection with the business of ImaginOn, without any known conflict with the rights of others, except for such conflicts as do not have an ImaginOn Material Adverse Effect. ImaginOn has not received any notice from any other person pertaining to or challenging the right of ImaginOn to use any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used or licensed to ImaginOn, except with respect to rights the loss of which, individually or in the aggregate, would not have an ImaginOn Material Adverse Effect.

         3.19  PROPERTIES AND RELATED MATTERS.  ImaginOn owns no real estate.

         3.20 BROKERS AND FINDERS. Neither ImaginOn, nor to ImaginOn's knowledge, any of its officers, directors and employees has employed any broker, finder or investment bank or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated hereby. ImaginOn is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.



30698_8

                                    ARTICLE 4

                    Representations and Warranties of Cal Pro
                            and the Merger Subsidiary

         Cal Pro and the Merger Subsidiary represent and warrant to ImaginOn that the statements contained in Article 4 are true and correct in all material respects. As used in this Article 4 and elsewhere in this Agreement, the phrase "to Cal Pro's or the Merger Subsidiary's knowledge" or "to Cal Pro's or the Merger Subsidiary's actual knowledge" shall mean to the knowledge of the officer of Cal Pro or the Merger Subsidiary who has the principal responsibility for the matter being stated.

         4.1 ORGANIZATION AND GOOD STANDING. Each of Cal Pro, the Merger Subsidiary and all corporations, partnerships and other entities in which Cal Pro owns any equity interest (the "Cal Pro Subsidiaries" which includes the Merger Subsidiary) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. All shares of capital stock or other equity interests of each of the material Cal Pro Subsidiaries are owned by Cal Pro, either directly or indirectly, free and clear of all material liens, encumbrances, equities or claims.

         4.2 FOREIGN QUALIFICATION. Cal Pro and each of the Cal Pro Subsidiaries are duly qualified or licensed to do business and are in good standing as a foreign corporation in every jurisdiction where the failure so to qualify would have a material adverse effect (a "Cal Pro Material Adverse Effect") on (a) the business, operations, assets or financial condition of Cal Pro and the Cal Pro Subsidiaries taken as a whole or (b) the validity or enforceability of, or the ability of Cal Pro to perform its obligations under, this Agreement.

         4.3 CORPORATE POWER AND AUTHORITY. Cal Pro and the Cal Pro Subsidiaries have the corporate power and authority and all material licenses and permits to own, lease and operate their respective properties and assets and to carry on their respective businesses as currently being conducted. Each of Cal Pro and the Merger Subsidiary has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Merger. The execution, delivery and performance by Cal Pro and the Merger Subsidiary of this Agreement has been duly authorized by all necessary corporate action.

         4.4 BINDING EFFECT. This Agreement has been duly executed and delivered by Cal Pro and the Merger Subsidiary and is the legal, valid and binding obligations of Cal Pro and the Merger Subsidiary, enforceable in accordance with its terms except that:

                  (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

                  (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and


30698_8

                  (c) rights to indemnification may be limited by considerations of public policy.

         4.5 ABSENCE OF RESTRICTIONS AND CONFLICTS. The execution, delivery and performance of this Agreement and the consummation of the Merger and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Certificate of Incorporation or Bylaws of Cal Pro or the Merger Subsidiary, (ii) any "Cal Pro Material Contract" (as defined in Section 4.12), (iii) any judgment, decree or order of any court or governmental authority or agency to which Cal Pro or any of the Cal Pro Subsidiaries is a party or by which Cal Pro or any of the Cal Pro Subsidiaries or any of their respective properties is bound, or (iv) any statute, law, regulation or rule applicable to Cal Pro or any of the Cal Pro Subsidiaries other than such violations, conflicts, breaches or defaults as would not have a Cal Pro Material Adverse Effect. Except for the filing of the Certificate of Merger with the Secretary of State of California, compliance with the Securities Act, the Exchange Act and applicable state securities laws, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to Cal Pro or the Cal Pro Subsidiaries is required in connection with the execution, delivery or performance of this Agreement by Cal Pro or the consummation of the transactions contemplated hereby.

         4.6   CAPITALIZATION OF CAL PRO.

                  (a) The capitalization of Cal Pro is set forth on Schedule 4.6(a). All of the issued and outstanding shares of Cal Pro Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  (b) All of the issued and outstanding shares of Cal Pro Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

                  (c) The shares of Cal Pro Common Stock to be issued in the Merger will be duly authorized and validly issued and will be fully paid, nonassessable shares of Cal Pro Common Stock free of preemptive rights.

                  (d) The shares of Cal Pro Common Stock to be issued upon the conversion of the Cal Pro Preferred Stock will be duly authorized and validly issued and will be fully paid, nonassessable shares of Cal Pro Common Stock free of preemptive rights.

                  (e) To Cal Pro's knowledge, there are no voting trusts, stockholder agreements or other voting arrangements by the stockholders of Cal Pro.

30698_8

                  (f) Except as set forth in subsection (a) above, there is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call or other right obligating Cal Pro or its subsidiaries to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of Cal Pro.

         4.7 CAL PRO SEC REPORTS. Cal Pro has made available to ImaginOn (i) Cal Pro's Annual Reports on Form 10-K, including all exhibits filed thereto and items incorporated therein by reference, (ii) Cal Pro's Quarterly Reports on Form 10-Q, including all exhibits thereto and items incorporated therein by reference, (iii) proxy statements relating to Cal Pro's meetings of stockholders and (iv) all other reports or registration statements (as amended or supplemented prior to the date hereof), filed by Cal Pro with the Securities and Exchange Commission ("SEC") since January 1, 1996, including all exhibits thereto and items incorporated therein by reference (items (i) through (iv) being referred to as the "Cal Pro SEC Reports"). As of their respective dates, Cal Pro SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 1996, Cal Pro has filed all material forms (and necessary amendments), reports and documents with the SEC required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, each of which complied as to form, at the time such form, report or document was filed, in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder.

         4.8 FINANCIAL STATEMENTS AND RECORDS OF CAL PRO. Cal Pro has made available to ImaginOn true, correct and complete copies of the following financial statements (the "Cal Pro Financial Statements"):

                  (a) the consolidated balance sheets of Cal Pro and its consolidated subsidiaries as of December 31, 1995 and 1996, and the consolidated statements of income, stockholders' equity and cash flows for the fiscal years then ended, including the notes thereto, in each case examined by and accompanied by the report of Gelfond Hochstadt Pangburn & Co.; and

                  (b) the unaudited balance sheet of Cal Pro as of December 31, 1997 (the "Cal Pro Balance Sheet"), with any notes thereto, and the related unaudited statement of income for the fiscal quarter then ended (collectively, the "Cal Pro Quarterly Statements") as set forth on
         Schedule 4.8(b).

         The Cal Pro Financial Statements present fairly, in all material respects, the financial position of Cal Pro as of the dates thereof and the results of operations and changes in financial position thereof for the periods then ended, in each case in conformity with generally



30698_8
         accepted accounting principles, consistently applied, except as noted therein. Since December 31, 1997, there has been no change in accounting principles applicable to, or methods of accounting utilized by, Cal Pro, except as noted in the Cal Pro Financial Statements. The books and records of Cal Pro have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects, and present fairly in all material respects the basis for the financial position and results of operations of Cal Pro set forth in the Cal Pro Financial Statements.

         4.9 ABSENCE OF CERTAIN CHANGES. Since December 31, 1997, Cal Pro has not, except as otherwise set forth in the Cal Pro SEC Reports or on Schedule 4.9:

                  (a) suffered any adverse change in the business, operations, assets, or financial condition except for such changes that would not have a Cal Pro Material Adverse Effect;

                  (b) suffered any material damage or destruction to or loss of the assets of Cal Pro or any of the Cal Pro Subsidiaries, whether or not covered by insurance, which property or assets are material to the operations or business of Cal Pro and its subsidiaries taken as a whole;

                  (c) settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims other than in the ordinary course of business;

                  (d) entered into or terminated any Material Contract or agreed or made any changes in any Material Contract, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

                  (e) written up, written down or written off the book value of any material amount of assets other than in the ordinary course of business;

                  (f) declared, paid or set aside for payment any dividend or distribution with respect to Cal Pro's capital stock;

                  (g) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of Cal Pro's capital stock or securities (other than shares issued upon exercise of the Cal Pro Options) or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

                  (h) increased the compensation of or paid any bonuses to any employees or contributed to any employee benefit plan, other than in accordance with established policies, practices or requirements and as provided in Section 5.2 hereof;


30698_8

                  (i) entered into any employment, consulting or compensation agreement with any person or group, except for agreements which would not have a Cal Pro Material Adverse Effect;

                  (j) entered into any collective bargaining agreement with any person or group;

                  (k) entered into, adopted or amended any employee benefit plan; or

                  (l) entered into any agreement to do any of the foregoing.

         4.10 NO MATERIAL UNDISCLOSED LIABILITIES. There are no liabilities or obligations of Cal Pro and its consolidated subsidiaries of any nature, whether absolute, accrued, contingent, or otherwise, other than:

                  (a) liabilities and obligations that are reflected, accrued or reserved against on the Cal Pro Balance Sheet or referred to in the footnotes to the Cal Pro Balance Sheet, or incurred in the ordinary course of business and consistent with past practices since December 31, 1997; or

                  (b) liabilities and obligations which in the aggregate would not result in a Cal Pro Material Adverse Effect.

         4.11 TAX RETURNS; TAXES. Each of Cal Pro and the Cal Pro Subsidiaries have duly filed all U.S. federal and material state, county, local and foreign tax returns and reports required to be filed by it and all such returns and reports are correct in all material respects; have either paid in full all taxes that have become due and any interest and penalties with respect thereto or have fully accrued on its books or have established adequate reserves for all taxes payable but not yet due; and have made cash deposits with appropriate governmental authorities representing required estimated payments of taxes. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by Cal Pro or the Cal Pro Subsidiaries with respect to any tax. No unsatisfied deficiency, delinquency or default for any tax, assessment or governmental charge has been claimed, proposed or assessed against Cal Pro or the Cal Pro Subsidiaries, nor has Cal
Pro or the Cal Pro Subsidiaries received notice of any such deficiency, delinquency or default. Cal Pro and the Cal Pro Subsidiaries have no material tax liabilities other than those reflected on the Cal Pro Balance Sheet and those arising in the ordinary course of business since the date thereof. Cal Pro will make available to ImaginOn true, complete and correct copies of Cal Pro's consolidated tax returns. There is no dispute or claim concerning any material tax liability of Cal Pro or any of its subsidiaries either: (a) raised by any taxing authority in writing; (b) as to which Cal Pro or any of its subsidiaries has received notice concerning a potential audit of any return filed by Cal Pro; and (c) there is no outstanding audit or pending audit of any tax return filed by Cal Pro, except as set forth on Schedule 4.11.

30698_8

         4.12 MATERIAL CONTRACTS. Cal Pro has furnished or made available to ImaginOn accurate and complete copies of the Cal Pro Material Contracts (as defined herein) applicable to Cal Pro or any of the Cal Pro Subsidiaries. Except as set forth on Schedule 4.12, there is not under any of the Cal Pro Material Contracts any existing breach, default or event of default by Cal Pro or any of the Cal Pro Subsidiaries nor event that with notice or lapse of time or both would constitute a breach, default or event of default by Cal Pro or any of the Cal Pro Subsidiaries other than breaches, defaults or events of default which would not have a Cal Pro Material Adverse Effect nor does Cal Pro know of, and Cal Pro has not received notice of, or made a claim with respect to, any breach or default by any other party thereto which would, severally or in the aggregate, have a Cal Pro Material Adverse Effect. As used herein, the term "Cal Pro Material Contracts" shall mean all contracts and agreements filed, or required to be filed, as exhibits to Cal Pro's Annual Report on Form 10-K for the year ended December 31, 1996 and any contracts and agreements entered into since December 31, 1996 which would be required to be filed or incorporated by reference therein as an exhibit to Cal Pro's Annual Report on Form 10-K for the year ending December 31, 1997.

         4.13 LITIGATION AND GOVERNMENT CLAIMS. Except as disclosed in the Cal Pro SEC Reports, there is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against Cal Pro or the Cal Pro Subsidiaries to which their businesses or assets are subject which would, severally or in the aggregate, reasonably be expected to result in a Cal Pro Material Adverse Effect nor have any such proceedings been threatened or contemplated. Neither Cal Pro nor any Cal Pro Subsidiary is subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of Cal Pro, any governmental restriction applicable to Cal Pro or any Cal Pro Subsidiary which is reasonably likely to have a Cal Pro Material Adverse Effect.

         4.14 COMPLIANCE WITH LAWS. Cal Pro and the Cal Pro Subsidiaries each own or hold under lease the properties or assets they own or hold under lease and perform all of their obligations under the agreements to which they are a party, except for instances which would not have a Cal Pro Material Adverse Effect. Cal Pro and the Cal Pro Subsidiaries have been and are, to the knowledge of Cal Pro, in compliance with all applicable laws (including those referenced in the Cal Pro SEC Reports), regulations and administrative orders of any country, state or municipality or any subdivision of any thereof to which their respective business and their employment of labor or their use or occupancy of properties or any part hereof are subject, the violation of which would have a Cal Pro Material Adverse Effect.

         4.15 EMPLOYMENT AGREEMENTS; LABOR RELATIONS. Each of Cal Pro and the Cal Pro Subsidiaries is in compliance in all material respects with all laws (including Federal and state laws) respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. There is no unlawful employment practice discrimination charge pending before the EEOC or


30698_8

EEOC recognized state "referral agency." There is no unfair labor practice charge or complaint against Cal Pro or any of the Cal Pro Subsidiaries pending before the National Labor Review Board. There is no collective bargaining agreement that is binding on Cal Pro or any of the Cal Pro Subsidiaries.

         4.16 CAL PRO EMPLOYEE BENEFIT PLANS. Cal Pro has no employee benefit plans subject to ERISA.

         4.17 INTELLECTUAL PROPERTY. Cal Pro and the Cal Pro Subsidiaries own or have valid, binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefor and licenses or other rights in respect thereof ("Cal Pro Intellectual Property") used or held for use in connection with the business of Cal Pro or the Cal Pro Subsidiaries, without any known conflict with the rights of others, except for such conflicts as do not have a Cal Pro Material Adverse Effect. Neither Cal Pro nor any of the Cal Pro Subsidiaries has received any notice from any other person pertaining to or challenging the right of Cal Pro or any of the Cal Pro Subsidiaries to use any Cal Pro Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used or licensed to Cal Pro or the Cal Pro Subsidiaries, except with respect to rights the loss of which, individually or in the aggregate, would not have a Cal Pro Material Adverse Effect.

         4.18 PROPERTIES AND RELATED MATTERS. Neither Cal Pro nor the Merger Subsidiary owns any real property.

         4.19 NASDAQ FEES. Except as set forth on Schedule 4.19, Cal Pro has paid all fees due and owing to Nasdaq with respect to Cal Pro Common Stock on the NSM and Cal Pro will pay all such fees arising out of the issuance of any shares of Cal Pro Common Stock in connection with the transactions contemplated hereby.


                                    ARTICLE 5

                        Certain Covenants and Agreements

         5.1 CONDUCT OF BUSINESS BY IMAGINON. From the date hereof to the Effective Date, ImaginOn will, except as required in connection with the Merger and the other transactions contemplated by this Agreement and except as otherwise disclosed in the ImaginOn Information or consented to in writing by Cal Pro:

                  (a) not engage in any new line of business or enter into any Material Contract, transaction or activity or make any material commitment except those in the ordinary and regular course of business and not otherwise prohibited under this Section 5.1;

                  (b) neither change nor amend its Articles of Incorporation or Bylaws;


30698_8

                  (c) not issue or sell shares of capital stock of ImaginOn (other than upon the exercise of ImaginOn Options) or issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of the capital stock of ImaginOn or rights or obligations convertible into or exchangeable for any shares of the capital stock of ImaginOn, not alter the terms of any outstanding ImaginOn Options and not make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of ImaginOn;

                  (d) not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other equity securities of ImaginOn and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of ImaginOn or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of ImaginOn or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

                  (e) not acquire or enter into any agreement to acquire, by merger, consolidation or purchase of stock or assets, any business or entity;

                  (f)  use  its  reasonable   efforts  to  preserve  intact  the
         corporate existence, goodwill and business organization of ImaginOn;

                  (g) perform all of its obligations under all Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be a Material Contract other than contracts to provide services entered into in the ordinary course of business; and

                  (h) except in instances which would not have an ImaginOn Material Adverse Effect, prepare and file all federal, state, local and foreign returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow Cal Pro, at its request, to review all such returns, reports, filings and amendments at ImaginOn's offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

         In connection with the continued operation of the business of ImaginOn between the date of this Agreement and the Effective Date, ImaginOn shall confer in good faith and on a regular and frequent basis with one or more representatives of Cal Pro designated in writing to report operational matters of materiality and the general status of ongoing operations. ImaginOn acknowledges that Cal Pro does not and will not waive any rights it may have under this Agreement as a result of such consultations nor shall Cal Pro be responsible for any decisions made by ImaginOn's officers and directors with respect to matters which are the subject of such consultation.

30698_8

         5.2 CONDUCT OF BUSINESS BY CAL PRO. From the date hereof to the Effective Date, Cal Pro will, and will cause the Merger Subsidiary and each of the Cal Pro Subsidiaries to, except as required in connection with the Merger and the other transactions contemplated by this Agreement and except as otherwise disclosed in the Cal Pro Information hereto or consented to in writing by ImaginOn:

                  (a) not engage in any new line of business or enter into any agreement, transaction or activity or make any commitment;

                  (b) neither change nor amend its Certificate of Incorporation or Bylaws;

                  (c) not make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of Cal Pro, the Merger Subsidiary or any of the Cal Pro Subsidiaries; provided, however, Cal Pro may sell all or a portion of the shares it owns in USA Skate Corp. for which it is currently negotiating the sale;

                  (d) except as set forth on Schedule 5.2(d), not issue or sell shares of capital stock of Cal Pro (other than upon the exercise of Cal Pro Options) or issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of the capital stock of Cal Pro or rights or obligations convertible into or exchangeable for any shares of the capital stock of ImaginOn and not alter the terms of any outstanding Cal Pro Options or the Cal Pro Option Plans;

                  (e) not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other equity securities of Cal Pro and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of Cal Pro or any of the Cal Pro Subsidiaries, or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of Cal Pro, the Merger Subsidiary or any of the Cal Pro Subsidiaries or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

                  (f) not acquire or enter into any agreement to acquire, by merger, consolidation or purchase of stock or assets, any business or entity; and

                  (g)  use  its  reasonable   efforts  to  preserve  intact  the
         corporate existence of Cal Pro and the Cal Pro Subsidiaries.

                  (h) not make or incur (other than in the ordinary course of business) any capital expenditures;

30698_8

                  (i) perform all of its obligations under all Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be a Material Contract; and

                  (j) prepare and file all federal, state, local and foreign returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow ImaginOn, at its request, to review all such returns, reports, filings and amendments at Cal Pro's office prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

         In connection with the wind-down of the business of Cal Pro between the date of this Agreement and the Effective Date, Cal Pro shall confer in good faith and on a regular and frequent basis with one or more representatives of ImaginOn designated in writing to report operational matters of materiality and the general status of ongoing operations. Cal Pro acknowledges that ImaginOn does not and will not waive any rights it may have under this Agreement as a result of such consultations nor shall ImaginOn be responsible for any decisions made by Cal Pro's officers and directors with respect to matters which are the subject of such consultation.

         5.3 NOTICE OF ANY MATERIAL CHANGE. Each of ImaginOn and Cal Pro shall, promptly after the first notice or occurrence thereof but not later than the Closing Date, advise the other in writing of any event or the existence of any state of facts that (i) would make any of its representations and warranties in this Agreement untrue in any material respect, or (ii) would otherwise constitute either an ImaginOn Material Adverse Effect or a Cal Pro Material Adverse Effect.

         5.4 INSPECTION AND ACCESS TO INFORMATION.

                  (a) Between the date of this Agreement and the Effective Date, ImaginOn will provide to the Merger Subsidiary and Cal Pro and their accountants, counsel and other authorized representatives reasonable access, during normal business hours to its premises, and will cause its officers to furnish to Cal Pro and the Merger Subsidiary and their authorized representatives such financial, technical and operating data and other information pertaining to its business, as the Merger Subsidiary and Cal Pro shall from time to time reasonably request.

                  (b) Between the date of this Agreement and the Effective Date, Cal Pro will, and will cause each of the Cal Pro Subsidiaries to, provide to ImaginOn and its accountants, counsel and other authorized representatives reasonable access, during normal business hours to its premises, and will cause its officers to furnish to ImaginOn and its authorized representatives such financial, technical and operating data and other information pertaining to its business, as ImaginOn shall from time to time reasonably request.

30698_8

                  (c) Each of the parties hereto and their respective representatives shall maintain the confidentiality of all information (other than information which is generally available to the public) concerning the other parties hereto acquired pursuant to the transactions contemplated hereby in the event that the Merger is not consummated. Each of the parties hereto and their representatives shall not use such information so obtained to the detriment or competitive disadvantage of the other party hereto. All files, records, documents, information, data and similar items relating to the confidential information of ImaginOn, whether prepared by Cal Pro or otherwise coming into Cal Pro's possession, shall remain the exclusive property of ImaginOn and shall be promptly delivered to ImaginOn upon termination of this Agreement. All files, records, documents, information, data and similar items relating to the confidential information of Cal Pro, whether prepared by ImaginOn or otherwise coming into ImaginOn's possession, shall remain the exclusive property of Cal Pro and shall be promptly delivered to Cal Pro upon termination of this Agreement.

         5.5 CAL PRO EXCHANGE ACT REPORTS. ImaginOn acknowledges that Cal Pro will be required to report its acquisition of ImaginOn promptly following the Effective Date. ImaginOn agrees to provide as promptly as practicable to Cal Pro such information concerning its business and financial statements and affairs as, in the reasonable judgment of Cal Pro, may be required or appropriate for inclusion in the required report, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with Cal Pro's counsel and auditors in the preparation of such report.

         5.6 REASONABLE EFFORTS; FURTHER ASSURANCES; COOPERATION. Subject to the other provisions of this Agreement, the parties hereby shall each use their reasonable efforts to perform their obligations herein and to take, or cause to be taken or do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law to obtain all regulatory approvals and satisfy all conditions to the obligations of the parties under this Agreement and to cause the Merger and the other transactions contemplated herein to be carried out promptly in accordance with the terms hereof. The parties agree to use their reasonable best efforts to consummate the transactions contemplated hereby as promptly as possible. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as a part of their respective obligations under this Agreement, including without limitation:

                  (a) In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person is commenced which questions the validity or legality of the Merger or any of the other transactions contemplated hereby or seeks damages in connection therewith, the parties agree to cooperate and use all reasonable efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use all reasonable efforts to have such injunction or other order lifted, and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated by this Agreement.

30698_8

                  (b) Each party shall give prompt written notice to the other of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of ImaginOn or Cal Pro, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Date or that will or may result in the failure to satisfy the conditions specified in Article 6 or 7 and (ii) any failure of ImaginOn or Cal Pro, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

         5.7 PUBLIC ANNOUNCEMENTS. The timing and content of all announcements regarding any aspect of this Agreement or the Merger to the financial community, government agencies, employees or the general public shall be mutually agreed upon in advance (unless Cal Pro or ImaginOn is advised by counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by law or applicable NSM rule and then only after making a reasonable attempt to comply with the provisions of this Section).

         5.8 NO SOLICITATIONS. (a) From the date hereof until the Effective Date or until this Agreement is terminated or abandoned as provided in this Agreement, ImaginOn shall not directly or indirectly (i) solicit or initiate discussion with or (ii) enter into negotiations or agreements with, or furnish any information to, any corporation, partnership, person or other entity or group (other than Cal Pro, an affiliate of Cal Pro or their authorized representatives pursuant to this Agreement) concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (the "Acquisition Proposal") involving ImaginOn, and ImaginOn will instruct its officers, directors, advisors and its financial and legal representatives and consultants not to take any action contrary to the foregoing provisions of this sentence; provided, however, that ImaginOn, its officers, directors, advisors and its financial and legal representatives and consultants will not be prohibited from taking any action described in (ii) above to the extent such action is taken by, or upon the authority of, the Board of Directors of ImaginOn in the exercise of good faith judgment as to its fiduciary duties to the shareholders of ImaginOn, which judgment is based upon the advice of independent, outside legal counsel that a failure of the Board of Directors of ImaginOn to take such action would be likely to constitute a breach of its fiduciary duties to such shareholders. ImaginOn will notify Cal Pro promptly if ImaginOn becomes aware that any inquiries or proposals are received by, any information is requested from or any negotiations or discussions are sought to be initiated with, ImaginOn with respect to an Acquisition Proposal, and ImaginOn shall promptly deliver to Cal Pro any written inquiries or proposals received by ImaginOn relating to an Acquisition Proposal.

         5.9 NO SOLICITATIONS. (a) From the date hereof until the Effective Date or until this Agreement is terminated or abandoned as provided in this Agreement, Cal Pro shall not directly or indirectly (i) solicit or initiate discussion with or (ii) enter into negotiations or agreements with, or furnish any information to, any corporation, partnership, person or other entity or

30698_8
group (other than ImaginOn, an affiliate of ImaginOn or its authorized representatives pursuant to this Agreement) concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (the "Acquisition Proposal") involving Cal Pro, and Cal Pro will instruct its officers, directors, advisors and its financial and legal representatives and consultants not to take any action contrary to the foregoing provisions of this sentence; provided, however, that Cal Pro, its officers, directors, advisors and its financial and legal representatives and consultants will not be prohibited from taking any action described in (ii) above to the extent such action is taken by, or upon the authority of, the Board of Directors of Cal Pro in the exercise of good faith judgment as to its fiduciary duties to the shareholders of Cal Pro, which judgment is based upon the advice of independent, outside legal counsel that a failure of the Board of Directors of Cal Pro to take such action would be likely to constitute a breach of its fiduciary duties to such shareholders. Cal Pro will notify ImaginOn promptly if Cal Pro becomes aware that any inquiries or proposals are received by, any information is requested from or any negotiations or discussions are sought to be initiated with, Cal Pro with respect to an Acquisition Proposal, and Cal Pro shall promptly deliver to ImaginOn any written inquiries or proposals received by Cal Pro relating to an Acquisition Proposal.

         5.10 CAL PRO BOARD OF DIRECTORS. Not later than the Effective Date, Cal Pro's current directors shall have resigned and have elected David M. Schwartz and his nominees as directors of Cal Pro.

         5.11 PROXY STATEMENT. As soon as possible after the date hereof, Cal Pro shall prepare and file with the SEC and mail to its stockholders, as soon as permitted, proxy materials requesting that the Cal Pro stockholders approve (i) the Merger; (ii) a recapitalization or other amendment to its charter documents that will result in there being sufficient shares of Cal Pro Common Stock available for the Merger Consideration and for other corporate purposes; (iii) a reverse stock split; (iv) a change of the name of Cal Pro to ImaginOn, Inc.; and
(v) election of a new board of directors.

         5.12 EXERCISE OF PUBLIC WARRANTS. If, within 12 months after the Effective Date Cal Pro shall not have received at least $2 million from the exercise of its publicly traded warrants (the "Warrants") and/or alternative financing, then the persons who were stockholders of ImaginOn immediately prior to the Effective Date ("ImaginOn Stockholders") shall be entitled to receive additional shares of Cal Pro Common Stock if Cal Pro shall not yet have complied with the provisions of Section 5.11 hereof, so that the ImaginOn Stockholders shall have received 80% of the outstanding voting shares of Cal Pro capital stock as of the Effective Date.

         5.13 Subscription Agreements. All of the ImaginOn shareholders who are to receive shares of Cal Pro Common Stock in the Merger shall have executed the Subscription Agreement attached as Exhibit 5.13.

30698_8

                                    ARTICLE 6

                 Conditions Precedent to Obligations of ImaginOn

         Except as may be waived by ImaginOn, the obligations of ImaginOn to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Closing Date of each of the following conditions:

         6.1 COMPLIANCE. Cal Pro shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by Cal Pro on or before the Closing Date.

         6.2 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Cal Pro in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

         6.3 MATERIAL ADVERSE CHANGES. Subsequent to December 31, 1997, there shall have occurred no Cal Pro Material Adverse Effect other than any such change that affects both Cal Pro and ImaginOn in a substantially similar manner.

         6.4 RESOLUTIONS. Cal Pro shall have delivered to ImaginOn a copy of resolutions duly adopted by the board of directors, authorizing and approving the execution and delivery by Cal Pro of this Agreement, and the completion by Cal Pro of the Merger.

         6.5 CERTIFICATES. ImaginOn shall have received a certificate or certificates, executed on behalf of Cal Pro by an executive officer of Cal Pro, to the effect that the conditions contained in Sections 6.1, 6.2, 6.3 and 6.4 hereof have been satisfied.

         6.6 PREPARATION AND DELIVERY OF SCHEDULES. Cal Pro shall have delivered all Cal Pro Schedules referred to in this Agreement and ImaginOn shall have accepted them, which acceptance shall not be unreasonably withheld.

         6.7 RESERVATION OF SHARES FOR OPTIONS. Cal Pro shall have reserved 200,000 shares of Common Stock for issuance after the Effective Date (a) upon exercise of options or (b) granting of stock bonuses.

         6.8 CAL PRO'S BUSINESS. Cal Pro shall have no ongoing business operations, other than sales of existing inventory, and shall have no full time employees.

         6.9 APPROVAL OF STOCKHOLDERS. The stockholders of Cal Pro shall have approved the matters set forth in Section 5.11 and elected a new board of directors.

30698_8

         6.10 QUOTATION OF COMMON STOCK. Quotations of Cal Pro Common Stock shall be available through a system maintained by the National Association of Securities Dealers or as otherwise available to registered broker-dealers.

         6.11 OUTSTANDING PUBLIC WARRANTS. Cal Pro shall have reduced the exercise price of the Warrants from $6.00 to $1.50 per share or such other price as to which Cal Pro and ImaginOn shall have agreed.

         6.12 SATISFACTION OF DEBTS AND LIABILITIES. Cal Pro shall have satisfied all of its debts and outstanding liabilities, except as the parties may reasonably agree.


                                    ARTICLE 7

                 Conditions Precedent to obligations of Cal Pro
                            and the Merger Subsidiary

         Except as may be waived by Cal Pro and the Merger Subsidiary, the obligations of Cal Pro and the Merger Subsidiary to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

         7.1 COMPLIANCE. ImaginOn shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants, and conditions of this Agreement to be complied with or performed by it on or before the Closing Date.

         7.2 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by ImaginOn in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

         7.3 MATERIAL ADVERSE CHANGE. Since December 31, 1997, except as set forth in this Agreement or on the schedules hereto, there shall have occurred no ImaginOn Material Adverse Effect other than any such change that affects both Cal Pro and ImaginOn in a substantially similar manner.

         7.4 RESOLUTIONS. ImaginOn shall have delivered to Cal Pro a copy of resolutions duly adopted by the board of directors, authorizing and approving the execution and delivery by ImaginOn of this Agreement, and the completion by ImaginOn of the Merger.

         7.5 CERTIFICATES. Cal Pro shall have received a certificate or certificates, executed on behalf of ImaginOn by an executive officer of ImaginOn, to the effect that the conditions in Sections 7.1, 7.2, 7.3 and 7.4 hereof have been satisfied.

30698_8

         7.6  PREPARATION  AND  DELIVERY  OF  SCHEDULES.   ImaginOn  shall  have
delivered all ImaginOn Schedules referred to in this Agreement and Cal Pro shall have accepted them, which acceptance shall not be unreasonably withheld.

         7.7 OPINION OF COUNSEL. Cal Pro shall have received the opinion of Pennie & Edmonds LLP, special counsel to ImaginOn, reasonably acceptable to Cal Pro, including, but not limited to the following:

                  (a) ImaginOn is the exclusive owner of, and has sole, full and clear title to, the ImaginOn Patents set forth on Schedule 7.7(a) issued by the United States Patent and Trademark Office, and is the owner of the patent applications set forth on Schedule 7.7(a), free and clear of any encumbrances, liens or adverse claims of any kind, and all of the registrations of said Patents are valid and subsisting in the records of the United States Patent and Trademark Office.

                  (b) ImaginOn is the exclusive owner of, and has sole, full and clear title to, the registrations for the Trademarks (described in Schedule 7.7(b)) currently registered in the United States Patent and Trademark Office, free and clear of any encumbrances, liens or adverse claims of any kind, and all of the registrations of said Trademarks are valid and subsisting in the records of the United States Patent and Trademark Office.

                  (c) To the best of such counsel's knowledge, ImaginOn's present use of the Patents and Trademarks does not infringe on any rights of third parties, and there are no third parties infringing on or otherwise interfering with the use of the Patents and Trademarks. Such counsel is not aware of any adverse claims with respect to any of the Patents or Trademarks.

                  (d) The status of the license agreement between ImaginOn and JTS/Atari Corp.

                  (e) Upon the Merger of Merger Subsidiary into ImaginOn, ImaginOn, without more, will continue to be the exclusive owner of and have the sole full and clear title to the Patents and the Trademarks and the good will associated therewith, free and clear of any encumbrances, liens or adverse claims of any kind.

         7.8 OPINION OF INVESTMENT BANKER. Cal Pro shall have received an opinion from an investment banking firm that the transaction is fair to the Cal Pro shareholders from a financial point of view.

         7.9 APPROVAL OF STOCKHOLDERS. The stockholders of Cal Pro shall have approved the matters set forth in Section 5.11 and elected a new board of directors.

30698_8

         7.10 CONSENTS; LITIGATION. Other than the filing of the Certificate of Merger as described in Article 1, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations or terminations of waiting periods imposed by, any governmental entity, and all required third-party consents, the failure to obtain which would have an ImaginOn Material Adverse Effect or a Cal Pro Material Effect, shall have been obtained. In addition, no preliminary or permanent injunction or other order shall have been issued by any court or by any governmental or regulatory agency, body or authority which prohibits the consummation of the Merger and the transactions contemplated by this Agreement and which is in effect at the Effective Date.

         7.11 APPRAISAL RIGHTS. All of the ImaginOn shareholders shall have voted for the Merger and none shall have asserted dissenter or appraisal rights.


                                    ARTICLE 8

               Indemnification; Directors' and Officers' Insurance

         8.1 INDEMNIFICATION. In the event of any threatened or actual claim, action, suit, proceeding or investigation (including any claims regarding securities law matters), whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any of the present or former officers or directors (the "Managers") of ImaginOn is, or is threatened to be, made a party by reason of the fact that he or she is or was a stockholder, director, officer, employee or agent of ImaginOn, or is or was serving at the request of ImaginOn as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether before or after the Effective Date, ImaginOn shall indemnify and hold harmless, and from and after the Effective Date each of the Surviving Corporation and Cal Pro shall indemnify and hold harmless, as and to the full extent permitted by applicable law (including by advancing expenses promptly as statements therefor are received), each such Manager against any losses, claims, damages, liabilities, costs, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any such claim, action, suit, proceeding or investigation, and in the event of any such claim, action, suit proceeding or investigation (whether arising before or after the Effective Date), (i) if ImaginOn (prior to the Effective Date) or Cal Pro or the Surviving Corporation (after the Effective Date) have not promptly assumed the defense of such matter, the Managers may retain counsel satisfactory to them, and ImaginOn, or the Surviving Corporation and Cal Pro after the Effective Date, shall pay all fees and expenses of such counsel for the Managers promptly, as statements therefor are received, and (ii) ImaginOn, or the Surviving Corporation and Cal Pro after the Effective Date, will use their respective best efforts to assist in the vigorous defense of any such matter; provided that neither ImaginOn nor the Surviving Corporation or Cal Pro shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided further that the Surviving Corporation and Cal Pro shall have no obligation under the foregoing


30698_8
provisions of this Section 8.1 to any Manager if (x) the indemnification of such Manager in the manner contemplated hereby is prohibited by applicable law, and
(y) ImaginOn has breached a representation or warranty hereunder with respect to the same matters for which indemnification is being sought by such Manager and such Manager fails to prove that such Manager had no actual knowledge of such breach at the Effective Date. Upon the determination that the Surviving Corporation or Cal Pro is not liable for any such indemnification claims, the Manager will reimburse Cal Pro and the Surviving Corporation for any fees, expenses  and  costs  incurred  by  Cal  Pro  or the  Surviving  Corporation  in connection with the defense of such claims. Any Manager wishing to claim indemnification under this Section 8.1, upon learning of any such claim, action, suit, proceeding or investigation, shall notify ImaginOn and, after the Effective Date, the Surviving Corporation and Cal Pro, thereof (provided that the failure to give such notice shall not affect any obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced thereby). Cal Pro and ImaginOn agree that all rights to indemnification existing in favor of the Managers as provided in ImaginOn's Certificate of Incorporation or Bylaws as in effect as of the date hereof, and in any agreement between ImaginOn and any Manager with respect to matters occurring prior to the Effective Date, shall survive the Merger. Cal Pro further covenants not to amend or repeal any provisions of the Certificate of Incorporation or Bylaws of ImaginOn in any manner which would adversely affect the indemnification or exculpatory provisions contained therein. The provisions of this Section 8.1 are intended to be for the benefit of, and shall be enforceable by, each indemnified party and his or her heirs and representatives.


                                    ARTICLE 9

                                  Miscellaneous

         9.1 TERMINATION. In addition to the provisions regarding termination set forth elsewhere herein, this Agreement and the transactions contemplated hereby may be terminated at any time on or before the Closing Date:

                  (a) by mutual consent of ImaginOn and Cal Pro;

                  (b) by either Cal Pro or ImaginOn if the transactions contemplated by this Agreement have not been consummated by August 31, 1998, unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by it at or before the Closing Date;

                  (c) by either ImaginOn or Cal Pro if the transactions contemplated hereby violate any nonappealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction;

30698_8

                  (d) by Cal Pro if the ImaginOn Board of Directors withdraws or materially modifies or changes its recommendation to the stockholders of ImaginOn to approve this Agreement and the Merger if there exists at such time an Acquisition Proposal;.

                  (e) by Cal Pro if the Cal Pro Board of Directors reasonably determines that the ImaginOn Schedules are not acceptable to Cal Pro; or

                  (f) by ImaginOn if the ImaginOn Board of Directors reasonably determines that the Cal Pro Schedules are not acceptable to ImaginOn.

         9.2 EXPENSES. If the transactions contemplated by this Agreement are not consummated, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         9.3 ENTIRE AGREEMENT. This Agreement and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this section.

         9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party contained herein or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement shall not survive the Closing.

         9.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

         9.6 NOTICES. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be sent by facsimile transmission, next-day courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

                  (a)      If to ImaginOn:

                           864 Laurel Street, 2nd Floor
                           San Carlos, CA  94070
                           ATTN:  David M. Schwartz, President

30698_8

                  (b)      If to Cal Pro or the Merger Subsidiary:

                           Barry S. Hollander, Chief Financial Officer
                           California Pro Sports, Inc.
                           1221-B South Batesville Road
                           Greer, South Carolina  29650

                   with a copy (which shall not constitute notice) to:

                           Friedlob Sanderson Raskin Paulson & Tourtillott, LLC 1400 Glenarm Pl., Suite 300
                           Denver, Colorado  80202
                           ATTN:  Gerald Raskin

         Each party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         9.7 SUCCESSORS; ASSIGNMENTS. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other.

         9.8 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

         9.9 WAIVER AND OTHER ACTION. This Agreement may be amended, modified, or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

         9.10 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of

30698_8
such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         9.11 NO THIRD PARTY BENEFICIARIES. Article 8 is intended for the benefit of each "Manager" (as defined in Article 8) and may be enforced by such persons, their heirs and representatives. Other than as expressly set forth in this Section 9.11, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation other than the parties hereto and their stockholders, any rights, remedies, obligations or liabilities under or by reason of this Agreement or result in such person, firm or corporation being deemed a third party beneficiary of this Agreement.

         9.12 MUTUAL CONTRIBUTION. The parties to this Agreement and their counsel have mutually contributed to its drafting. Consequently, no provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused it to be drafted or the provision contains a covenant of such party.

         9.13 ARBITRATION. Any controversy or dispute among the parties arising in connection with this Agreement shall be submitted to a panel of three arbitrators and finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Each of the disputing parties shall appoint one arbitrator, and these two arbitrators shall independently select a third arbitrator. Arbitration shall take place in Los Angeles, California. The prevailing party in such arbitration shall be entitled to the award of all costs and attorneys' fees in connection with such action. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.



30698_8

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ImaginOn, Inc.


By:  /s/ David M. Schwartz
   ------------------------------------
         David M. Schwartz, President

California Pro Sports, Inc.


By:  /s/ Henry Fong
   ------------------------------------
         Henry Fong, Chairman



By:  /s/ Barry S. Hollander
   ------------------------------------
         Barry S. Hollander, President

ImaginOn Acquisition Corp.


By:  /s/ Barry S. Hollander
   ------------------------------------
         Barry S. Hollander, President


30698_8

                                    EXHIBIT 4


                           BUSINESS VALUATION SERVICES
                          DALLAS * SAN DIEGO * CHICAGO
            3030 LBJ FREEWAY, SUITE 1650 * DALLAS, TEXAS 75234-7779
       (972)620-0400 * fax (972) 620-8650 * e-mail: solutions@bvs-inc.com



September 15, 1998



The Board of Directors
California Pro Sports, Inc.
1221-B South Batesville Road
Greer, SC  29650

Members of the Board of Directors:

We understand that California Pro Sports, Inc. (the "Company") is contemplating a transaction (the "Transaction") pursuant to which the Company would acquire all of the outstanding shares (the "ImaginOn Shares") of ImaginOn, Inc. ("ImaginOn"). The Transaction will be effected through a merger of ImaginOn Acquisition Corp. (the "Merger Subsidiary"), a wholly-owned subsidiary of the Company, and ImaginOn pursuant to which, among other things, (i) ImaginOn, as the surviving corporation, would become a wholly owned subsidiary of the Company, (ii) the ImaginOn Shares will be converted into the right to collectively receive 18,960,333 shares of Company common stock, (iii) outstanding ImaginOn options and warrants will survive the Transaction and be adjusted (with respect to number of shares and exercise price) to reflect the ratio at which Company shares will be exchanged for ImaginOn Shares, and (iv) failure on the part of the Company to raise at least $2 million cash through the exercise of warrants and/or alternative financing results in the issuance of additional Company stock such that the former ImaginOn shareholders will have collectively received 80% of the outstanding voting shares of the Company.

You have requested that Business Valuation Services, Inc. ("BVS") render an opinion (the "Opinion") as to the fairness to the Company's shareholders, from a financial point of view, of the consideration to be paid by the Company in the Transaction (the "Transaction Consideration").

BVS, in the course of its corporate finance advisory operations, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. We have, in the past, provided valuation advisory services to the Company and have received customary fees for rendering such services. The fee paid to BVS for its work in connection with rendering the Opinion is in no way affected by our findings and conclusion.

In connection with the Opinion set forth herein, we have among other things:

Board of Directors
California Pro Sports, Inc.
September 15, 1998
Page 2


    i. reviewed a fully executed copy, dated January 30, 1998, of the Merger Agreement;

    ii. reviewed certain of the Company's filings with the Securities and Exchange Commission;

    iii.    reviewed historical financial results of the Company and ImaginOn;

    iv. reviewed financial forecasts for ImaginOn prepared or supplied by management for 1998 and 1999;

    v. held discussions with ImaginOn's management regarding the business, operations and prospects of ImaginOn;

    vi. solicited and considered opinions of certain industry experts regarding the quality and market potential of ImaginOn's products;

    vii.    discussed  the  details  of  the  Transaction   with  the  Company's
            management and legal counsel;

    viii. performed various valuation analyses, as we deemed appropriate, of the Company using generally accepted analytical methodologies, including (i) a comparison of the Transaction Consideration and implied valuation of ImaginOn to the market capitalizations of public companies with comparable operating and financial characteristics; (ii) a comparison of the Transaction Consideration and implied valuation of ImaginOn to prices observed in acquisitions (involving companies not affiliated with the Company) of businesses with comparable operating and financial characteristics; (iii) an analysis of previous transactions in the common stock of ImaginOn; and (iv) analyses of the potential dilutive effects associated with the exercise of certain convertible securities of both the Company and ImaginOn;

    ix. reviewed the historical trading prices and volumes of the Company's common stock; and

    x. performed such other financial studies, analyses, inquiries and investigations, as we deemed appropriate.

Board of Directors
California Pro Sports, Inc.
September 15, 1998
Page 3


In rendering the Opinion, we assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by ImaginOn and the Company, or obtained by us from other sources, and upon the assurance of the Company's management that they are not aware of any information or facts that would make the information provided to us incomplete or misleading. We have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company, or been furnished with any such appraisals. ImaginOn's financial forecasts were supplied by ImaginOn's management, and have been represented to BVS as reflecting management's best currently available estimates and judgment as to the expected future financial performance of ImaginOn.

The Opinion is necessarily based upon financial economic, market and other conditions as they exist, and the information made available to us, as of the date hereof. We disclaim any undertakings or obligations to advise any person of any change in any fact or matter affecting the Opinion, which may come or be brought to our attention after the date of the Opinion.

The Opinion does not constitute a recommendation as to any action the Board of Directors of the Company or any stockholder of the Company should take in connection with the Transaction or any aspect thereof. The Opinion relates solely to the fairness from a financial point of view of the Transaction Consideration to the Stockholders of the Company. We express no opinion herein as to the structure, terms of effect or any other aspect of the Transaction or as to the merits of the underlying decision of the Company to enter into Transaction.

This letter is for the information of the Board of Directors of the Company for its use in evaluating the fairness from a financial point of view of the Transaction Consideration to the stockholders of the Company. It is not to be used for any other purpose or referred to without our express knowledge and prior written consent.

Based upon and subject to all of the foregoing, we are of the opinion, as valuation consultants and financial advisors, that the Transaction Consideration is fair, from a financial point of view, to the stockholders of the Company.

Very truly yours,

/S/ BUSINESS VALUATION SERVICES, INC.

BUSINESS VALUATION SERVICES, INC.

                                    EXHIBIT 5
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of ImaginOn, Inc.:

In our opinion, the accompanying balance sheets and the related statements of operations, shareholder's deficit and of cash flows present fairly, in all material respects, the financial position of ImaginOn, Inc. (a company in the development stage) at December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ended December 31, 1997, for the period from March 29, 1996 (date of inception) to December 31, 1996 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage and has suffered losses from operations since inception that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ PRICEWATERHOUSECOOPERS, LLP

San Jose, California
May 13, 1998

                                 IMAGINON, INC.
                      (a company in the development stage)

                                 BALANCE SHEETS

                                                                          December 31,                        June 30
                                                                       1996           1997                      1998
                                                                   -----------    -----------               -----------
                        ASSETS                                                                              (unaudited)
Current Assets:
  Cash..........................................................                                            $     2,276
  Prepaid expenses and other current assets ....................   $      --      $     4,034                     4,177
  Loans to officer .............................................          --           10,045                    10,045
                                                                   -----------    -----------               -----------
        Total current assets ...................................          --           14,079                    16,498

Property and equipment, net ....................................          --           13,237                     9,314
                                                                   -----------    -----------               -----------

        Total assets ...........................................   $      --      $    27,316                    25,812
                                                                   ===========    ===========               ===========

                 LIABILITIES
Current liabilities:
  Bank overdraft ...............................................   $     3,271    $     1,587               $      --
  Accounts payable .............................................        17,869        169,868                   151,386
  Accrued liabilities ..........................................       360,100         66,366                   158,402
  Notes payable ................................................        10,000        323,944                   605,444
  Interest payable .............................................           333          9,858                    22,660
                                                                   -----------    -----------               -----------
        Total current liabilities ..............................       391,573        571,623                   937,892
                                                                   -----------    -----------               -----------

Commitments and contingencies (Note 5)

            SHAREHOLDERS' DEFICIT
Preferred stock, no par value:
  Authorized: 4,000,000 shares:
    Issued and outstanding: none in 1996, 1997 and 1998 ........          --             --
Common stock, no par value:
  Authorized: 10,000,000 shares;
    Issued and outstanding: 3,333,333 shares in 1996,
      7,177,370 shares in 1997 and 7,656,131 shares in 1998 ....         3,333        724,953                   974,581
Warrants to purchase common stock ..............................          --           72,158                   385,511
Deficit accumulated during the development stage ...............      (394,906)    (1,341,418)               (2,272,172)
                                                                   -----------    -----------               -----------
        Total shareholders' deficit ............................      (391,573)      (544,307)                 (912,080)
                                                                   -----------    -----------               -----------

        Total liabilities and shareholders' deficit ............   $      --      $    27,316               $    25,812
                                                                   ===========    ===========               ===========


   The accompanying notes are an integral part of these financial statements.

                                 IMAGINON, INC.
                      (a company in the development stage)

                            STATEMENTS OF OPERATIONS



                                                              Cumulative                                  Cumulative
                               Period from                   period from                                 Period from
                                March 29,                     March 29,                                    March 29,
                              1996 (date of                 1996 (date of                                1996 (date of
                              inception) to   Year Ended    inception) to        Six months ended        inception) to
                               December 31,   December 31    December 31,            June 30,               June 30,
                                   1996          1997            1997          1997            1998           1998
                               -----------    -----------    -----------    -----------    -----------    -----------
                                                                            (unaudited)    (unaudited)    (unaudited)
Revenue ....................                  $     4,665    $     4,665                   $        26    $     4,691
Cost of revenue ............                        1,035          1,035                                        1,035
                                              -----------    -----------                   -----------    -----------
        Gross profit .......                        3,630          3,630                            26          3,656
                                              -----------    -----------                   -----------    -----------

Operating expenses:
  Research and development .   $   349,503        547,531        897,034    $   188,032        531,483      1,428,517
  Sales and marketing ......           380        208,588        208,968         23,998        267,199        476,167
  General and administrative        44,690        117,745        162,435         33,947        112,383        274,818
                               -----------    -----------    -----------    -----------    -----------    -----------
    Total operating expenses       394,573        873,864      1,268,437        245,977        911,065     (2,179,502)
                               -----------    -----------    -----------    -----------    -----------    -----------

        Loss from operations      (394,573)      (870,234)    (1,264,807)      (245,977)      (911,039)    (2,175,846)

Interest expense ...........          (333)       (76,278)       (76,611)       (17,481)       (19,715)       (96,326)
                               -----------    -----------    -----------    -----------    -----------    -----------

        Net loss ...........   $  (394,906)   $  (946,512)   $(1,341,418)   $  (263,458)   $  (930,754)   $(2,272,172)
                               ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                 IMAGINON, INC.
                      (a company in the development stage)

                       STATEMENTS OF SHAREHOLDERS' DEFICIT
                       for the period from March 29, 1996
                      (date of inception) to June 30, 1998

                                                                                                         Deficit
                                                                                        Warrants to    Accumulated
                                                                                         Purchase       During the       Total
                                                                 Common stock             Common       Development   Shareholders'
                                                            Shares          Amount         Stock          Stage         Deficit
                                                          -----------    -----------    -----------    -----------    -----------
     Issuance of common stock for services
       rendered at $0.001 per share in
       October 1996 ...................................     3,333,333    $     3,333                                  $     3,333
     Net loss .........................................                                                $  (394,906)      (394,906)
                                                          -----------    -----------    -----------    -----------    -----------
Balances, December 31, 1996 ...........................     3,333,333          3,333                      (394,906)      (391,573)
     Issuance of common stock for cash
       at $0.15 per share in April and
       May 1997 .......................................     3,539,999        531,000                                      531,000
     Issuance of common stock for cash
       at $1.25 per share in September,
       October, November and December
       1997, net of issuance costs of $49,686 .........       177,000        171,564                                      171,564
     Issuance of common stock to employees
       in exchange for earned bonuses at
      $0.15 per share ..................................       25,000          3,750                                        3,750
     Exercise of common stock warrants for cash ........       45,000          6,750                                        6,750
     Exercise of common stock warrants in exchange
       for note payable ................................       57,038          8,556                                        8,556
     Issuance of warrants to purchase 192,109
       Shares of common stock ..........................                                $    72,158                        72,158
     Net loss ..........................................                                                  (946,512)      (946,512)
                                                          -----------    -----------    -----------    -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                                 IMAGINON, INC.
                      (a company in the development stage)

Balances, December 31, 1997 ............................    7,177,370    $   724,953    $    72,158    $(1,341,418)   $  (544,307)

Issuance of common stock and common stock
 warrants for cash at $1.25 per share in January,
 March and April 1998, net of issuance costs of
 $35,470 ...............................................      420,000        176,177        313,353                       489,530


Issuance of common stock to employee in
  exchange for earned bonus at $1.25 per share..........      50,000         62,500                                        62,500


Issuance of common stock in exchange for
 accounts payable at $1.25 per share ..................        8,761         10,951                                        10,951


Net loss ..............................................                                                   (930,754)      (930,754)
                                                          -----------    -----------    -----------    -----------    -----------


Balances, June 30, 1998 (unaudited)....................     7,656,131    $   974,581    $   385,511    $(2,272,172)   $  (912,080)
                                                          ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                 IMAGINON, INC.
                      (a company in the development stage)

                            STATEMENTS OF CASH FLOWS

                                                                                Cumulative                           Cumulative
                                                   Period from                  period from                          Period from
                                                     March 29,                   March 29,                             March 29,
                                                   1996 (date of               1996 (date of                         1996 (date of
                                                   inception) to  Year ended   inception) to       Six months        inception) to
                                                    December 31,  December 31,  December 31,      ended June 30        June 30,
                                                        1996          1997          1997         1997       1998         1998
                                                      ---------   -----------   -----------   ---------   ---------   -----------
                                                                                             (unaudited) (unaudited)  (unaudited)
Cash flows from operating activities:
     Net loss ......................................  $(394,906)  $  (946,512)  $(1,341,418)  $(263,458)  $(930,754)  $(2,272,172)
     Adjustments to reconcile net loss
       to net cash used in operating
       activities:
     Depreciation ..................................                    7,809         7,809         700      10,259        18,068
     Interest expense for issuance of
       notes payable ...............................                   65,544        65,544      17,093                    65,544
     Issuance of common stock for
       services rendered ...........................      3,333         3,750         7,083                  62,500        69,583
     Changes in operating assets and
       liabilities:
       Prepaid expenses and other current
         assets ....................................                   (4,034)       (4,034)     (9,100)       (143)       (4,177)
       Loans to officers ...........................                  (10,045)      (10,045)    (10,045)                  (10,045)
       Accounts payable ............................     17,869       151,999       169,868      52,739      (7,531)      162,337
       Accrued liabilities .........................    360,100      (293,734)       66,366    (345,870)     92,036       158,402
       Interest payable ............................        333         9,525         9,858        (194)     12,802        22,660
                                                      ---------   -----------   -----------   ---------   ---------   -----------
         Net cash used in operating
           activities ..............................    (13,271)   (1,015,698)   (1,028,969)   (558,135)   (760,831)   (1,789,800)
                                                      ---------   -----------   -----------   ---------   ---------   -----------
Cash flows from investing activities:
     Acquisition of property and equipment .........                  (21,046)      (21,046)     (1,679)     (6,336)      (27,382)
                                                      ---------   -----------   -----------   ---------   ---------   -----------
         Net cash used in investing
           activities ..............................                  (21,046)      (21,046)     (1,679)     (6,336)      (27,382)
                                                                  -----------   -----------   ---------   ---------   -----------
Cash flows from financing activities:
     Proceeds from issuance of notes payable .......     10,000       332,500       342,500      50,000     466,480       808,980
     Repayment of note payable .....................                  (10,000)      (10,000)    (10,000)   (184,980)     (194,980)
     Proceeds from issuance of common stock, net ...                  715,928       715,928     531,000     489,530     1,205,458
     Bank overdraft ................................      3,271        (1,684)        1,587      (3,271)     (1,587)
                                                      ---------   -----------   -----------   ---------   ---------   -----------
         Net cash provided by financing activities ..    13,271     1,036,744     1,050,015     567,729     769,443     1,819,458
                                                      ---------   -----------   -----------   ---------   ---------   -----------
Net increase (decrease) in cash ....................       --            --            --         7,915       2,276         2,276
Cash, beginning of period ..........................       --            --            --
                                                      ---------   -----------   -----------   ---------   ---------   -----------
Cash, end of period ................................  $    --     $      --     $      --     $   7,915   $   2,276   $     2,276
                                                      =========   ===========   ===========   =========   =========   ===========

Supplemental disclosure of non-cash
 financing activities:
   Issuance of common stock for services
     rendered ......................................  $   3,333   $     3,750   $     7,083               $  62,500   $    69,583
   Issuance of warrants to purchase common stock ...              $    72,158   $    72,158   $  17,093   $ 313,353   $   385,511
   Exercise of common stock warrants in exchange
     for note payable ..............................              $     8,556   $     8,556                           $     8,556
   Issuance of common stock in exchange for accounts
        payable ....................................                                                      $  10,951   $    10,951


   The accompanying notes are an integral part of these financial statements.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

          (Information as of June 30, 1998 and for the six months ended
    June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

1.   Formation and Business of the Company:
     --------------------------------------
     ImaginOn, Inc. (the Company) was incorporated in the state of California on March 29, 1996. The Company is engaged in the business of designing, selling, and manufacturing consumer software products for the CD/DVD- ROM market and navigational tools for Internet users. The Company is in the development stage and since inception has devoted substantially all of its efforts to product research and development, raising capital and recruiting personnel.

     In the course of its development activities, the Company has sustained operating losses and expects such losses to continue through December 31, 1999. The Company will require substantial additional funding during 1998 in order to meet its current budgeted operating needs and to complete the development and marketing activities in which it is currently engaging, and to launch these products in the consumer marketplace.


     ImaginOn anticipates the infusion of additional funds from investors upon the conclusion of the Merger. ImaginOn, through Cal Pro, expects to raise funds through the sales of additional equity securities, either in private or public transactions. Whether Cal Pro will be able to raise such funds is uncertain. To date, ImaginOn has not received any revenues from its products. ImaginOn anticipates starting to receive revenue from the sale of WorldCities 2000 and WebZinger during the first quarter of 1999.


2.   Summary of Significant Accounting Policies:
     ------------------------------------------
        BASIS OF PRESENTATION:

        The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate the continued existence of the Company.

        The Company's losses from operations raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time. The Company is a development stage company and, as such, recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        The Company's continuation as a going concern is dependent upon its ability to obtain additional financing, including equity capital, and its ability to generate sufficient cash flow from operations. The Company intends to seek additional funding through equity or debt financings.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)


2.   Summary of significant accounting policies, continued:
     ------------------------------------------
        USE OF ESTIMATES:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

        PROPERTY AND EQUIPMENT:

        Property and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives of one to three years. Maintenance and repairs are charged to operations as incurred.

        REVENUE RECOGNITION:

        Revenues from the sale of software products are recognized upon delivery of the product if remaining vendor obligations are insignificant and collection of the resulting receivable is probable.

        RESEARCH AND DEVELOPMENT EXPENDITURES:

        Costs related to research, design and development of products are charged to research and development expense as incurred. Software development costs are capitalized beginning when a product's technological feasibility has been established and ending when a product is available for general release to customers. To date, completing a working model of the Company's products and general release have substantially coincided. As a result, the Company has not capitalized any software development costs since such costs have not been significant.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

          (Information as of June 30, 1998 and for the six months ended
    June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)


2.   Summary of significant account policies, continued:
     ---------------------------------------
        ADVERTISING:

        Costs related to advertising and promotion of products is charged to sales and marketing expense as incurred. Advertising and promotion costs were $380, $73,526, $73,906, $16,060, $35,764 and $109,670 for the
        period from March 29, 1996 (date of inception) to December 31, 1996, for the year ended December 31, 1997, for the cumulative period from March 29, 1996 (date of inception) to December 31, 1997, for the six month periods ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996 (date of inception) to June 30, 1998, respectively.

        CONCENTRATION OF CREDIT RISK:

        For financial instruments consisting of prepaid expenses and other current assets and account payable included in the Company's financial statements, the carrying amounts are reasonable estimates of fair value.

        INCOME TAXES:

        Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized.

        RECENT ACCOUNTING PRONOUNCEMENTS:

        In June 1997, the Financial Accounting Standards Board issued SFAS 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income is defined as the change in equity of a business enterprise during a period, resulting from transactions and other events and circumstances from nonowner sources. The impact of adopting SFAS No. 130, which is effective for the Company for the year ending December 31, 1998, has not been determined.


        In October 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-2 ("SOP 97-2"), "Software Revenue Recognition." This Statement establishes requirements for revenue recognition for software companies for fiscal years beginning after December 15, 1997. The Company has evaluated the requirements of SOP 97-2 and has concluded that the adoption of the pronouncement will not materially impact the Company's result of operations and financial position.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

3.   Balance Sheet Detail:
     --------------------
        PROPERTY AND EQUIPMENT:

        Property and equipment comprise:
                                     December 31,
                                 -------------------    June 30,
                                   1996       1997        1998
                                 --------   --------    --------
                                                       (unaudited)
Computer hardware and software   $   --     $ 21,046      27,382
                                 --------   --------    --------
                                              21,046      27,382
Less accumulated depreciation        --       (7,809)    (18,068)
                                 --------   --------    --------
                                 $   --     $ 13,237    $  9,314
                                 ========   ========    ========

        PREPAID EXPENSES AND OTHER CURRENT ASSETS:

        Prepaid expenses and other current assets comprise:

                                     December 31,
                                 -------------------    June 30,
                                   1996       1997        1998
                                 --------   --------    --------
                                                       (unaudited)
Prepaid insurance ............   $   --     $  2,484    $    828
Deposits .....................       --        1,550       1,550
Employee expense advances ....       --         --         1,799
                                 --------   --------    --------
                                 $   --     $  4,034    $  4,177
                                 ========   ========    ========

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

        ACCRUED LIABILITIES:

        Accrued liabilities comprise:

                                                               December 31,
                                                          ---------------------    June 30,
                                                             1996        1997        1998
                                                          ---------   ---------   ---------
                                                                                 (unaudited)
        Accrued consulting and professional fees......... $  26,000   $  24,965   $  38,786
        Accrued salary and related expenses .............                41,401      19,616
        Amounts received for the purchase of common stock   334,100
        Accrued license fee .............................                           100,000
                                                          ---------   ---------   ---------
                                                          $ 360,100   $  66,366   $ 158,402
                                                          =========   =========   =========

4.   Notes Payable:
     -------------
     The Company has partly funded its operations since inception by issuance of bridge notes payable to various investors. Amounts borrowed under the agreements bear interest at a rate of 10% per annum and have maturities of 90 days. The outstanding balance was $10,000 and $323,944 at December 31, 1996 and 1997, respectively. Interest payable related to the notes was $333 and $9,858 at December 31, 1996 and 1997, respectively.

     Amounts borrowed during the six month period ended June 30, 1998 bear interest at rates between 9% to 12% per annum and have maturities between on demand and six months. The outstanding balance was $605,444 at June 30, 1998. Interest payable related to the notes was $22,660 at June 30, 1998.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

5.   Commitments and Contingencies:
     -----------------------------
     The Company guarantees the outstanding debt of David Schwartz, President and CEO, in connection with the purchase of certain technology from JTS, Inc. The outstanding balance of this debt was $19,140, $16,248 and $17,050 at December 31, 1996 and 1997 and June 30, 1998, respectively.

     In August 1996, the Company entered into a non-exclusive, royalty-bearing, perpetual, worldwide license agreement with JTS, Inc. to use, reproduce, prepare derivative works based upon, distribute, publicly perform and publicly display the GameFilm Technology and GameFilm Engine. The Company shall pay royalties equal to 3% of the Gross Revenue received for each product distributed by or on behalf of the Company which is based in large part on the GameFilm Technology. Earned royalties are due within 30 days after the end of each quarterly period.
     Royalties are payable until termination of the agreement.

6.   Shareholders' Deficit:

        PREFERRED STOCK:

        Under the Company's Articles of Incorporation, the Company's preferred stock is issuable in series. The Company's Board of Directors is authorized to determine the rights, preferences and terms of each series. At December 31, 1997, 4,000,000 shares of preferred stock were authorized and no preferred stock was issued and outstanding.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

6.   Shareholders' Deficit, continued:
     ---------------------
        COMMON STOCK:

        The Company is authorized to issue up to 10,000,000 shares of common stock, no par value. All shares of common stock have equal voting rights and, when validly issued and outstanding, have one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. Cumulative voting in the election of directors is allowed, which means that the shareholder entitled to vote at any election for Directors may cumulate his vote and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he may choose. On liquidation of the Company, each common shareholder is entitled to receive a pro rata share of the Company's assets available for distribution to common shareholders.

        WARRANTS:

        Warrants to purchase 294,147 shares of common stock at between $0.15 and $1.25 per share were issued in connection with the Company's equity financing in 1997. The warrants are immediately exercisable and expire on the earlier of between September 2000 and December 2000, the closing of an acquisition of all or substantially all of the Company's assets, a merger of the Company, or an initial public offering. At December 31, 1997, warrants to purchase 102,038 shares of common stock have been exercised.

        Warrants to purchase 535,000 shares of common stock at $1.25 per share were issued in connection with the Company's equity financing during the six month period ended June 30, 1998. The warrants are immediately exercisable and expire on the earlier of January 2001, the closing of an acquisition of all or substantially all of the Company's stock or assets, a merger of the Company, or an initial public offering. No warrants have been exercised during the six month period ended June 30, 1998.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

6.   Shareholders' Deficit, continued:
     ----------------------
        STOCK OPTION PLAN:

        During 1997, the Company adopted the 1997 Stock Option Plan (the Plan) and reserved a total of 1,000,000 shares of common stock for granting of nonstatutory and incentive stock options to employees and consultants. The Plan expires in 2007. Options to purchase the Company's common stock may be granted at a price not less than 85% of fair market value in the case of nonstatutory stock options, and at fair market value in the case of incentive stock options. Fair market value is determined by the Board of Directors. Options become exercisable as determined by the Board of Directors but in no case at a rate less than 20% per annum overfive years from the date of grant. Options expire as determined by the Board of Directors but not more than ten years after the date of grant.

        Activity under the Plan is as follows:
                                                      Options Outstanding
                                      Shares    --------------------------------
                                    available    Number     Exercise   Aggregate
                                    for grant   of shares    price       price
                                    ---------   ---------   --------   ---------
        Options reserves at Plan
          inception ............... 1,000,000
        Options granted ...........  (250,000)    250,000   $   0.15   $  37,500
                                    ---------   ---------              ---------
        Balances, December 31, 1997   750,000     250,000   $   0.15   $  37,500
                                    =========   =========              =========

        No options have been granted during the six month period ended June 30, 1998. At December 31, 1997 and at June 30, 1998 no options to purchase common stock were exercisable.

        STOCK-BASED COMPENSATION:

        The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123 (SFAS No. 123), "Accounting for Stock-Based Compensation." Had compensation cost for the 1997 Stock Option Plan been determined based on the fair value at the grant date for awards in fiscal year 1997 consistent with the provisions of SFAS No. 123, there would have been no material impact on the Company' s net loss for the year ended December 31, 1997.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

6.   Shareholders' deficit, continued:
     ---------------------
     STOCK-BASED COMPENSATION, continued:

        The fair value of each option grant is estimated on the date of grant using the minimum value method with the following weighted average assumptions:

           Risk-free interest rate            5.79%
           Expected life                    5 years
           Expected dividends                     -

     The options outstanding and currently exercisable by exercise price at December 31, 1997 are as follows:

                                                             Options currently
                    Options outstanding                         Exercisable
           --------------------------------------------   ----------------------
                                  Weighted
                                   Average     Weighted                 Weighted
                                  Remaining    Average                  Average
           Exercise     Number   Contractual   Exercise     Number      Exercise
             Price   Outstanding    Life        Price      Exercisable    Price
           --------    --------    --------    --------     --------    --------
           $   0.15     250,000        9.54    $   0.15           -            -
                       ========                             ========

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

 7.  Income Taxes:
     ------------
     The tax effects of temporary differences that gave rise to significant portion of the deferred tax assets are as follows:

                                                      December 31,
                                                 ----------------------
                                                   1997          1996
                                                 ---------    ---------
        Deferred tax assets:
          Net operating loss carryforwards ...    $ 328,000    $ 149,000
          Depreciation .......................        5,000        5,000
          Research and development tax credits       36,000        6,000
          Accrual and other ..................      174.000       19,000
        Less valuation allowance .............     (543,000)    (179,000)
                                                  ---------    ---------
                                                  $       -    $       -
                                                  =========    =========

     At December 31, 1997, the Company had net operating loss carryforwards available to reduce future regular and alternative minimum taxable income of approximately $822,000, for both federal and state income tax purposes. The Company's net operating loss carryforwards expire at various dates in the years 2004 through 2012, if not utilized. The Company has approximately $20,000 in federal and $14,000 in state research tax credit carryforwards. Research tax credit carryforwards will expire for federal purposes in the years 2011 through 2012.

     The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company. Any ownership changes, as defined, may restrict utilization of carryforwards.

     The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. Management evaluates on a periodic basis the recoverability of deferred tax assets and the valuation allowance. At such time as it is determined that it is more likely than not that deferred tax assets are realizable the valuation allowance will be reduced.

                                 IMAGINON, INC.
                      (a company in the development stage)
                    NOTES TO FINANCIAL STATEMENTS, Continued

           (Information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 and for the cumulative period from March 29, 1996
               (date of inception) to June 30, 1998 is unaudited)

 8.  Subsequent Events:
     -----------------
     In January 1998, the Company issued 420,000 shares of common stock at $1.25 per share for total proceeds of $525,000.

     On January 30, 1998, the Company signed an Agreement and Plan of Merger with California Pro Sports, Inc., a publicly-traded marketer and distributor of sporting goods related products. Under the proposed merger transaction, there would be an exchange of 100% of the outstanding shares of ImaginOn, Inc. for an amount equal to 60% of the outstanding post-merger common stock. The proposed merger transaction is contingent upon certain customary conditions including, but not limited to, approval of the transactions by the boards of directors of both companies, and the stockholders of California Pro Sports, Inc.

IMAGINON, INC.
(a company in the development stage)
Financial Statements
As of December 31, 1997 and 1996, and for the year ended December 31, 1997 and for the period from March 29, 1996 (date of inception) to December 31, 1996 and for the cumulative period from March 29, 1996 (date of inception) to December 31, 1997

                                    EXHIBIT 6

     The name of the Corporation is ImaginOn, Inc.

________________________________________________________________________________

                                      PROXY
________________________________________________________________________________

                           CALIFORNIA PRO SPORTS, INC.
                          1221-B South Batesville Road
                           Greer, South Carolina 29650

                         SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON _________ ___, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned stockholder of California Pro Sports, Inc. (the "Company") hereby constitutes and appoints Henry Fong or Barry S. Hollander as attorneys and proxies, to appear, attend and vote all of the shares of the Common Stock of California Pro Sports, Inc. standing in the name of the undersigned at a Special Meeting of Stockholders of California Pro Sports, Inc. to be held at __________________________________________________
_________________________________________________________________________,    on
_____ __, 1998, at 10:00 a.m., local time, and at any postponements or adjournments thereof:



         1. To consider and vote upon an amendment to Paragraph Fourth of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.01 par value from 20,000,000 shares to 50,000,000 shares.


                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         2. To consider and vote upon an amendment to Paragraph Fourth of the Certificate of Incorporation to cause a one-for-three reverse stock split of the Company's common stock, $.01 par value.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         3. To consider and vote upon the ratification of the merger of a wholly-owned subsidiary of the Company with and into ImaginOn, Inc.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         4. To consider and vote an amendment to Paragraph First of the Certificate of Incorporation to cause a change in the name of the Company from California Pro Sports, Inc. to ImaginOn, Inc.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         5. To elect the following three directors to serve until the next meeting of stockholders and until their successors have been elected and qualified: David M. Schwartz, Leonard W. Kain and Mary E. Finn.

         For all nominees _______.

         Withhold authority to vote for all nominee(s) ______.

         Withhold authority to vote for nominee(s) named below:

         ________________________________________________________________

         6. To transact such other business as may properly come before the meeting.

         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE, TWO, THREE, FOUR AND FOR THE NOMINEES LISTED IN

PROPOSAL FIVE, BUT THEY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL FIVE AND FOR PROPOSALS ONE, TWO, THREE AND FOUR IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

         Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed postage paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.
If stock is held jointly, each joint owner must sign.



Date:  ____________, 1998

                                      __________________________________________
                                      Signature(s)

                                      Address if different from that on label:

                                      __________________________________________
                                      Street Address

                                      __________________________________________
                                      City, State and Zip Code

                                      __________________________________________
                                      Number of shares

Please check if you intend to be present at the meeting:  ___________


                                       -2-